                            AUSA FREEDOM PREMIER(SM)
                                VARIABLE ANNUITY

                                 Issued Through
                          AUSA SERIES ANNUITY ACCOUNT
                                       By
                       AUSA LIFE INSURANCE COMPANY, INC.

PROSPECTUS
JANUARY 29, 2002

     This prospectus gives you important information about the AUSA Freedom Premier,(SM) a flexible payment variable accumulation deferred annuity contract. Please read this prospectus and the fund prospectuses before you invest and keep them for future reference. This Contract is available to individuals as well as to certain groups and individual retirement plans. THIS CONTRACT IS AVAILABLE ONLY IN THE STATE OF NEW YORK.

     You can put your money into 30 investment choices: a fixed account and 29 subaccounts of the AUSA Series Annuity Account. Money you put in a subaccount is invested exclusively in a single mutual fund portfolio. Your investments in the portfolios are not guaranteed. You could lose your money. Money you direct into the fixed account earns interest at a rate guaranteed by AUSA.

     The 29 portfolios we currently offer through the subaccounts under this Contract are:

----------------------------------------------------------------------------------------------------------------------------
                                            AEGON/TRANSAMERICA SERIES FUND, INC.
----------------------------------------------------------------------------------------------------------------------------
 Munder Net50                                                   Goldman Sachs Growth
----------------------------------------------------------------------------------------------------------------------------
 Van Kampen Emerging Growth                                     GE U.S. Equity
----------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Small Cap                                        Great Companies -- America(SM)
----------------------------------------------------------------------------------------------------------------------------
 Pilgrim Baxter Mid Cap Growth                                  Salomon All Cap
----------------------------------------------------------------------------------------------------------------------------
 Alger Aggressive Growth                                        Dreyfus Mid Cap
----------------------------------------------------------------------------------------------------------------------------
 Third Avenue Value                                             NWQ Value Equity
----------------------------------------------------------------------------------------------------------------------------
 Value Line Aggressive Growth                                   T. Rowe Price Dividend Growth
----------------------------------------------------------------------------------------------------------------------------
 International Equity*                                          Transamerica Value Balanced
----------------------------------------------------------------------------------------------------------------------------
 Gabelli Global Growth                                          LKCM Strategic Total Return
----------------------------------------------------------------------------------------------------------------------------
 Great Companies -- Global(2)                                   J.P. Morgan Real Estate Securities
----------------------------------------------------------------------------------------------------------------------------
 Great Companies -- Technology(SM)                              Federated Growth & Income
----------------------------------------------------------------------------------------------------------------------------
 Janus Growth                                                   AEGON Bond
----------------------------------------------------------------------------------------------------------------------------
 LKCM Capital Growth                                            J.P. Morgan Money Market
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                           VARIABLE INSURANCE PRODUCTS FUND (VIP)
----------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP Equity-Income Portfolio -- Service Class 2
----------------------------------------------------------------------------------------------------------------------------
                                        VARIABLE INSURANCE PRODUCTS FUND II (VIP II)
----------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP II Contrafund(R) Portfolio -- Service Class 2
----------------------------------------------------------------------------------------------------------------------------
                                       VARIABLE INSURANCE PRODUCTS FUND III (VIP III)
----------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP III Growth Opportunities Portfolio -- Service
Class 2
----------------------------------------------------------------------------------------------------------------------------

*Effective March 1, 2002, subject to Board and shareholder approval, this portfolio will be renamed American Century International.

     If you would like more information about the AUSA Freedom Premier,(SM) you can obtain a free copy of the Statement of Additional Information ("SAI") dated January 29, 2002. Please call us at 1-800-322-7353 (Monday-Friday 8:00 a.m.-5:00 p.m. Eastern Time), or write us at: AUSA, Administrative Office -- Annuity Department, P.O. Box 9054, Clearwater, Florida 33758-9054. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SEC maintains a web site (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference and other information. The table of contents of the SAI is included at the end of this prospectus.

PLEASE NOTE THAT THE CONTRACT AND THE FUNDS:

-   ARE NOT BANK DEPOSITS

-   ARE NOT FEDERALLY INSURED

-   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY

-   ARE NOT GUARANTEED TO ACHIEVE THEIR GOAL

-   INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PREMIUM

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DEFINITIONS OF SPECIAL TERMS................................      1
SUMMARY.....................................................      4
ANNUITY CONTRACT FEE TABLE..................................     10
EXAMPLES....................................................     12
 1. THE ANNUITY CONTRACT....................................     13
 2. ANNUITY PAYMENTS (THE INCOME PHASE).....................     13
          Annuity Payment Options Under the Contract........     14
          Fixed Annuity Payment Options.....................     15
          Variable Annuity Payment Options..................     15
 3. PURCHASE................................................     16
          Contract Issue Requirements.......................     16
          Premium Payments..................................     17
          Initial Premium Requirements......................     17
          Additional Premium Payments.......................     18
          Maximum Premium Payments..........................     18
          Allocation of Premium Payments....................     18
          Right to Cancel Period............................     18
          Annuity Value.....................................     18
          Accumulation Units................................     19
 4. INVESTMENT CHOICES......................................     19
          The Separate Account..............................     19
          The Fixed Account.................................     22
          Transfers.........................................     22
          Dollar Cost Averaging Program.....................     23
          Asset Rebalancing Program.........................     24
          Telephone or Fax Transactions.....................     24
          Third Party Investment Services...................     25
 5. EXPENSES................................................     25
          Mortality and Expense Risk Charge.................     26
          Administrative Charge.............................     26
          Annual Contract Charge............................     26
          Transfer Charge...................................     26
          Premium Taxes.....................................     26
          Federal, State and Local Taxes....................     27
          Surrender Charge..................................     27
          Portfolio Management Fees.........................     29
 6. TAXES...................................................     30
          Annuity Contracts in General......................     30
          Qualified and Nonqualified Contracts..............     30
          Partial and Complete Surrenders -- Nonqualified
         Contracts..........................................     31
          Multiple Contracts................................     31
          Diversification and Distribution Requirements.....     32
          Partial and Complete Surrenders -- Qualified
         Contracts..........................................     32
          Taxation of Death Benefit Proceeds................     33

          Annuity Payments........................................................................................         33
          Transfers, Assignments or Exchanges of Contracts........................................................         33
          Separate Account Charges................................................................................         34
          Possible Tax Law Changes................................................................................         34
  7. ACCESS TO YOUR MONEY.........................................................................................         34
          Partial and Complete Surrenders.........................................................................         34
          Delay of Payment and Transfers..........................................................................         35
          Systematic Partial Surrenders...........................................................................         36
          Contract Loans for Certain Qualified Contracts..........................................................         36
  8. PERFORMANCE..................................................................................................         38
  9. DEATH BENEFIT................................................................................................         39
          Payments on Death.......................................................................................         39
          Amount of Death Benefit During the Accumulation Period..................................................         40
          Effect of Adjusted Partial Surrender on Certain Death Benefits..........................................         40
          Alternate Payment Elections Before the Maturity Date....................................................        41]
 10. OTHER INFORMATION............................................................................................         41
          Ownership...............................................................................................         41
          Annuitant...............................................................................................         42
          Beneficiary.............................................................................................         42
          Assignment..............................................................................................         42
          AUSA Life Insurance Company, Inc. ......................................................................         42
          The Separate Account....................................................................................         43
          Exchanges...............................................................................................         43
          Voting Rights...........................................................................................         43
          Distribution of the Contracts...........................................................................         44
          Non-Participating Contract..............................................................................         45
          IMSA....................................................................................................         45
          Legal Proceedings.......................................................................................         45
          Financial Statements....................................................................................         45
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION......................................................         46
APPENDIX A -- CONDENSED FINANCIAL INFORMATION.....................................................................         47
APPENDIX B -- HISTORICAL PERFORMANCE DATA.........................................................................         48

DEFINITIONS OF SPECIAL TERMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 accumulation period     The period between the Contract date and the maturity date while the Contract is in force.
                         ------------------------------------------------------------
 accumulation unit       An accounting unit of measure we use to calculate subaccount
 value                   values during the accumulation period.
                         ------------------------------------------------------------
 administrative office   Our administrative office and mailing address is P.O. Box
                         9054, Clearwater, Florida 33758-9054 (8550 Ulmerton Road,
                         Suite 101, Largo, Florida 33771 for overnight deliveries).
                         Our street address is 570 Carillon Parkway, St. Petersburg,
                         Florida 33716. Our phone number is 1-800-322-7353. PLEASE
                         SEND ALL PREMIUM PAYMENTS, LOAN REPAYMENTS, CORRESPONDENCE
                         AND NOTICES TO OUR ADMINISTRATIVE OFFICE AND MAILING
                         ADDRESS.
                         ------------------------------------------------------------
 age                     The issue age is the annuitant's age on his/her birthday
                         immediately preceding the Contract date. Attained age is the issue age plus the number of completed Contract years. When we use the term "age" in this prospectus, it has the same
                         meaning as "attained age" in the Contract.
                         ------------------------------------------------------------
 annuitant               The person you named in the application (or later changed), to receive annuity payments. The annuitant may be changed as provided in the Contract's death benefit provisions and
                         annuity provision.
                         ------------------------------------------------------------
 annuity unit value      An accounting unit of measure we use to calculate annuity
                         payments from the subaccounts after the maturity date.
                         ------------------------------------------------------------
 annuity value           The sum of the separate account value and the fixed account value at the end of any valuation period.
                         ------------------------------------------------------------
 AUSA                    AUSA Life Insurance Company, Inc.
 (we, us, our)
                         ------------------------------------------------------------
 beneficiary(ies)        The person(s) you elect to receive the death benefit
                         proceeds under the Contract.
                         ------------------------------------------------------------
 cash value              The annuity value less any applicable premium taxes and any surrender charge.
                         ------------------------------------------------------------
 code                    The Internal Revenue Code of 1986, as amended.
                         ------------------------------------------------------------
 Contract anniversary    The same day in each succeeding year as the Contract date.
                         If there is no day in a calendar year which coincides with the Contract date, the Contract anniversary will be the
                         first day of the next month.
                         ------------------------------------------------------------
 Contract date           The later of the date on which the initial premium payment is received, or the date that the properly completed
                         application is received, at AUSA's administrative office. We measure Contract years, Contract months and Contract
                         anniversaries from the Contract date.
                         ------------------------------------------------------------
 death report day        The valuation date on which we have received both proof of death of the owner who is the annuitant and your
                         beneficiary's election regarding payment.
                         ------------------------------------------------------------


 fixed account           An option to which you can direct your money under the
                         Contract, other than the separate account. It provides a
                         guarantee of principal and interest. The assets supporting the fixed account are held in the general account.
                         ------------------------------------------------------------
 fixed account value     During the accumulation period, your Contract's value in the fixed account.
                         ------------------------------------------------------------
 funds                   Investment companies which are registered with the U.S.
                         Securities and Exchange Commission. The Contract allows you to invest in the portfolios of the funds through our
                         subaccounts. We reserve the right to add other registered
                         investment companies to the Contract in the future.
                         ------------------------------------------------------------
 home office             Our home office address is 4 Manhattanville Road, Purchase,
                         New York 10577. PLEASE DO NOT SEND ANY MONEY, CORRESPONDENCE
                         OR NOTICES TO THIS ADDRESS; PLEASE SEND THEM TO THE
                         ADMINISTRATIVE OFFICE.
                         ------------------------------------------------------------
 in force                Condition under which the Contract is active and the owner is entitled to exercise all rights under the Contract.
                         ------------------------------------------------------------
 maturity date           The date on which the accumulation period ends and annuity payments begin. The latest maturity date is the annuitant's
                         90th birthday.
                         ------------------------------------------------------------
 NYSE                    New York Stock Exchange.
                         ------------------------------------------------------------
 nonqualified Contracts  Contracts issued other than in connection with retirement plans.
                         ------------------------------------------------------------
 owner                   The person(s) entitled to exercise all rights under the
 (you, your)             Contract. The annuitant is the owner unless the application states otherwise, or unless a change of ownership is made at a later time.
                         ------------------------------------------------------------
 portfolio               A separate investment portfolio of a fund.
                         ------------------------------------------------------------
 premium payments        Amounts paid by an owner or on the owner's behalf to AUSA as consideration for the benefits provided by the Contract.
                         When we use the term "premium payment" in this prospectus, it has the same meaning as "net premium payment" in the
                         Contract, which means the premium payment less any
                         applicable premium taxes.
                         ------------------------------------------------------------
 qualified Contracts     Contracts issued in connection with retirement plans that
                         qualify for special federal income tax treatment under the
                         Code.
                         ------------------------------------------------------------
 separate account        AUSA Series Annuity Account, a unit investment trust
                         consisting of subaccounts. Each subaccount of the separate account invests solely in shares of a corresponding
                         portfolio of a fund.
                         ------------------------------------------------------------
 separate account value  During the accumulation period, your Contract's value in the separate account, which equals the sum of the values in each subaccount.
                         ------------------------------------------------------------
 subaccount              A subdivision of the separate account that invests
                         exclusively in the shares of a specified portfolio and
                         supports the Contracts. Subaccounts corresponding to each
                         portfolio hold assets under the Contract during the
                         accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you
                         select a variable annuity payment option.
                         ------------------------------------------------------------
 surrender               The termination of a Contract at the option of the owner.
                         ------------------------------------------------------------


 valuation date/         Each day on which the NYSE is open for trading, except when
 business day            a subaccount's corresponding portfolio does not value its
                         shares. AUSA is open for business on each day that the NYSE is open. When we use the term "business day," it has the
                         same meaning as valuation date.
                         ------------------------------------------------------------
 valuation period        The period of time over which we determine the change in the value of the subaccounts in order to price accumulation
                         units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m.
                         Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.
                         ------------------------------------------------------------

SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       THE SECTIONS IN THIS SUMMARY CORRESPOND TO SECTIONS IN THIS PROSPECTUS, WHICH DISCUSS THE TOPICS IN MORE DETAIL. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

1. THE ANNUITY CONTRACT

       The AUSA Freedom Premier(SM) is a flexible payment variable accumulation deferred annuity contract (the "Contract") offered by AUSA. It is a contract between you, as the owner, and AUSA, a life insurance company. The Contract provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term investment purposes.

       The Contract allows you to direct your money into any of the 29 subaccounts. Each subaccount invests exclusively in a single portfolio of a fund. The money you invest in the subaccounts will fluctuate daily based on the portfolio's investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.

       You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 3%, and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account.

       You can transfer money between any of the investment choices during the accumulation period, subject to certain limits on transfers from the fixed account.

       The Contract, like all deferred annuity contracts, has two phases: the "accumulation period" and the "income phase." During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the Contract. The income phase starts on the maturity date when you begin receiving regular payments from your Contract. The money you can accumulate during the accumulation period, as well as the annuity payment option you choose, will largely determine the amount of any income payments you receive during the income phase.

2. ANNUITY PAYMENTS (THE INCOME PHASE)

       The Contract allows you to receive income under one of five annuity payment options. You may choose from fixed payment options or variable payment options. If you select a variable payment option, the dollar amount of the payments you receive may go up or down depending on the investment results of the portfolios you invest in at that time, reduced by the separate account annuitization charge. You cannot annuitize until 13 months after your Contract date.

3. PURCHASE

       You can buy this Contract with $5,000 ($1,000 for traditional or Roth IRAs and $50 for other qualified Contracts) or more under most circumstances. You can add as little as $50 at any time during the accumulation period. We allow premium payments up to a total of $1,000,000 per Contract year without prior approval. There is no limit on the total premium payments you may make during the accumulation period.

4. INVESTMENT CHOICES

       You can invest your money in any of the 29 fund portfolios by directing it to the corresponding subaccount. The portfolios are described in the fund prospectuses that you received with this prospectus. The portfolios now available to you under the Contract are:

                     AEGON/TRANSAMERICA SERIES FUND, INC.*

[ ]   Munder Net50                                    [ ]   GE U.S. Equity

[ ]   Van Kampen Emerging Growth                      [ ]   Great Companies -- America(SM)

[ ]   T. Rowe Price Small Cap                         [ ]   Salomon All Cap

[ ]   Pilgrim Baxter Mid Cap Growth                   [ ]   Dreyfus Mid Cap

[ ]   Alger Aggressive Growth                         [ ]   NWQ Value Equity

[ ]   Third Avenue Value                              [ ]   T. Rowe Price Dividend Growth

[ ]   Value Line Aggressive Growth                    [ ]   Transamerica Value Balanced

[ ]   International Equity*                           [ ]   LKCM Strategic Total Return

[ ]   Gabelli Global Growth                           [ ]   J.P. Morgan Real Estate Securities

[ ]   Great Companies -- Global(2)                    [ ]   Federated Growth & Income

[ ]   Great Companies -- Technology(2)                [ ]   AEGON Bond

[ ]   Janus Growth                                    [ ]   J.P. Morgan Money Market

[ ]   LKCM Capital Growth                             [ ]   Goldman Sachs Growth

                     VARIABLE INSURANCE PRODUCTS FUND (VIP)

Fidelity VIP Equity-Income Portfolio -- Service Class 2

                  VARIABLE INSURANCE PRODUCTS FUND II (VIP II)

Fidelity VIP II Contrafund(R) Portfolio -- Service Class 2

                 VARIABLE INSURANCE PRODUCTS FUND III (VIP III)

Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2

*Effective March 1, 2002, subject to Board and shareholder approval, this portfolio will be renamed American Century International.

       Please contact our administrative office at 1-800-322-7353 (Monday-Friday 8:00 a.m.-5:00 p.m. Eastern Time) or visit our website (www.ausalife.com) to obtain an additional copy of the fund prospectuses containing more complete information concerning the funds and portfolios.

       Depending upon market conditions, you can make or lose money in any of these subaccounts. We reserve the right to offer other investment choices in the future.

       You can also allocate your premium payments to the fixed account. We will limit your allocations or transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

       TRANSFERS. You have the flexibility to transfer assets within your Contract. At any time during the accumulation period you may transfer amounts among the subaccounts and between the subaccounts and the fixed account. Certain restrictions apply.

5. EXPENSES

       We do not take any deductions from premium payments at the time you buy the Contract. You invest the full amount of each premium payment in one or more of the investment choices.

       During the accumulation period, we deduct a daily mortality and expense risk charge of 1.00% and a daily administrative charge of 0.40% each year from the money you have invested in the subaccounts. During the income phase, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.

       During the accumulation period, we deduct an annual Contract charge of $30 from the annuity value on each Contract anniversary and at the time of surrender. We currently waive this charge if either your annuity value, or the total premiums you have paid us, minus all partial surrenders, equals or exceeds $50,000 on the Contract anniversary when this charge is payable. However, we will deduct this charge from your annuity value if you surrender your Contract completely.

       We impose a $10 charge per transfer if you make more than 12 transfers among the subaccounts per Contract year.

       If you make a partial surrender or surrender your Contract completely, we will deduct a surrender charge for premium payments surrendered within seven years after we receive the premium payment. This charge is 7% of the amount that must be surrendered if the surrender occurs within 24 months or less of our receipt of the premium payment, and then declines gradually to 6% -- 25 through 36 months; 5% -- 37 through 48 months; 4% -- 49 through 60 months; 3% -- 61 through 72 months; 2% -- 73 through 84 months; and no surrender charge -- 85 months or more.

       When we calculate surrender charges, we treat partial surrenders as coming first from the oldest premium payment, then the next oldest and so forth. For partial surrenders or systematic partial surrenders you make in any Contract year, we will waive all or a portion of the surrender charge on partial surrenders up to the maximum free amount. Partial surrenders in excess of the maximum free amount will be subject to a surrender charge. We will deduct the full surrender charge if you surrender your Contract completely. We waive this charge under certain circumstances. See Expenses -- Surrender Charge on page 27 for how we calculate the surrender charge waived.

       The portfolios deduct management fees and expenses from amounts you have invested in the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. These fees and expenses currently range from 0.44% to 1.20% annually, depending on the portfolio. See the Annuity Contract Fee Table on page 10 of this prospectus and the fund prospectuses.

       See Distribution of the Contracts on page 44 for information concerning compensation paid for the sale of the Contracts.

6. TAXES

       The Contract's earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out of a non-qualified Contract during the accumulation period, earnings come out first and are taxed as ordinary income. If you are younger than 59 1/2 when you take money out of a Contract, you may also be charged a 10% federal penalty tax on the earnings. The annuity payments you receive during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income until the "investment in the contract" has been fully recovered. Different tax consequences may apply for a Contract used in connection with a qualified retirement plan.

       Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity payment option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a partial or complete surrender.

7. ACCESS TO YOUR MONEY

       You can take some or all of your money out anytime during the accumulation period. However, you may not take a partial surrender if it reduces the cash value below $5,000. No partial surrenders may be made from the fixed account without prior consent from us. Access to amounts held in qualified Contracts may be restricted or prohibited. Surrender charges may apply. You may also have to pay federal income tax and a penalty tax on any money you take out.

       Partial surrenders may reduce the death benefit by more than the amount surrendered.

8. PERFORMANCE

       The value of your Contract will vary up or down depending upon the investment performance of the subaccounts you choose and will be reduced by Contract fees and charges. We provide performance information in Appendix B and in the SAI. Past performance does not guarantee future results.

9. DEATH BENEFIT

       If you are both an owner and the annuitant and you die before the income phase begins, your beneficiary will receive a death benefit.

       If you name different persons as owner and annuitant, you can affect whether the death benefit is payable and who will receive it. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

       If the annuitant who is an owner dies during the accumulation period and if a death benefit is payable, the death benefit will be the greatest of:

        --     the annuity value of your Contract on the death report day;
        --     the total premium payments you make to the Contract, reduced by partial surrenders; or
        --     the annual step-up.

       The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See Fixed Annuity Payment Options and Variable Annuity Payment Options on page 15 for a description of the annuity payment options. Not all payment options provide for a death benefit.

10. OTHER INFORMATION

       RIGHT TO CANCEL PERIOD. You may return your Contract for a refund within 10 days after you receive it. If you return your Contract within this period, we will refund your original premium payment(s). We will pay the refund within 7 days after we receive your written notice of cancellation and the returned Contract. The Contract will then be deemed void.

       WHO SHOULD PURCHASE THE CONTRACT? We have designed this Contract for people seeking long-term tax-deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans and individual retirement accounts. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in. If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides tax-sheltered growth.

       ADDITIONAL FEATURES. This Contract has additional features that might interest you. These include the following:

        -- REDUCED MINIMUM INITIAL PREMIUM PAYMENT (FOR NONQUALIFIED CONTRACTS) -- You may make a minimum initial premium payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer.
        -- SYSTEMATIC PARTIAL SURRENDERS -- You can arrange to have money automatically sent to you while your Contract is in the accumulation period. You may take systematic partial surrenders monthly, quarterly, semi-annually or annually without paying surrender charges. Amounts you receive may be included in your gross income and, in certain circumstances, may be subject to penalty taxes.
        -- DOLLAR COST AVERAGING -- You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the fixed account, the AUSA J.P. Morgan Money Market subaccount or AUSA AEGON Bond subaccount to your choice of subaccounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.

        -- ASSET REBALANCING -- We will, upon your request, automatically transfer amounts periodically among the subaccounts on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.
        -- TELEPHONE OR FAX TRANSACTIONS -- You may make transfers, partial surrenders and/or change the allocation of additional premium payments by telephone or fax.
        -- CONTRACT LOANS (FOR CERTAIN QUALIFIED CONTRACTS) -- If you own a qualified Contract, you may be eligible to take out Contract loans during the accumulation period, subject to certain restrictions. Penalties may apply if you fail to comply with required restrictions. See Contract Loans for Certain Qualified Contracts on page 36 for details.

       These features may not be suitable for your particular situation.

       SCHEDULED FINANCIAL TRANSACTION PROCESSING. We process scheduled financial transactions based on the accumulation unit values determined at the end of the business day on which we schedule the transaction. Examples of scheduled financial transactions include systematic partial surrenders, dollar cost averaging and asset rebalancing.

       A business day is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE. If a day on which a scheduled financial transaction would ordinarily occur falls on a day the NYSE is closed, we will process the transaction the next day that the NYSE is open.

11. INQUIRIES

       If you need more information, please contact us at:

             AUSA Life
             Administrative Office
             Attention: Annuity Department
             P.O. Box 9054
             Clearwater, FL 33758-9054
             1-800-322-7353
             (Monday-Friday 8:00 a.m.-5:00 p.m. Eastern Time) www.ausalife.com

ANNUITY CONTRACT FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 OWNER TRANSACTION EXPENSES
-------------------------------------------------------------
Sales Load On Purchase Payments                          None
Maximum Surrender Charge(1)
  (as a % of purchase payments)                            7%

Transfer Charge                         $10 After 12 Per Year
-------------------------------------------------------------
-------------------------------------------------------------
ANNUAL CONTRACT CHARGE(2)               $30 Per Contract Year
SEPARATE ACCOUNT ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE SEPARATE ACCOUNT VALUE)
-------------------------------------------------------------
Mortality and Expense Risk Charge(3)                    1.00%
Administrative Charge(3)                                0.40%
TOTAL SEPARATE ACCOUNT
  ANNUAL EXPENSES                                       1.40%

--------------------------------------------------------------------------------
                          PORTFOLIO ANNUAL EXPENSES(4)
    (as a percentage of average net assets and after expense reimbursements)

                                                                                                     TOTAL PORTFOLIO
                                                                MANAGEMENT   OTHER      RULE 12B-1    ANNUAL
  PORTFOLIO                                                      FEES        EXPENSES    FEES        EXPENSES
  AEGON/TRANSAMERICA SERIES FUND, INC.(5)(6)
  Munder Net50                                                    0.90%       0.10%       N/A            1.00%
  Van Kampen Emerging Growth                                      0.80%       0.05%       N/A            0.85%
  T. Rowe Price Small Cap                                         0.75%       0.25%       N/A            1.00%
  Pilgrim Baxter Mid Cap Growth                                   0.85%       0.07%       N/A            0.92%
  Alger Aggressive Growth                                         0.80%       0.06%       N/A            0.86%
  Third Avenue Value                                              0.80%       0.12%       N/A            0.92%
  Value Line Aggressive Growth(7)                                 0.80%       0.20%       N/A            1.00%
  International Equity(8)                                         1.00%       0.20%       N/A            1.20%
  Gabelli Global Growth(9)                                        1.00%       0.20%       N/A            1.20%
  Great Companies -- Global(2(9)                                  0.80%       0.20%       N/A            1.00%
  Great Companies -- Technology(SM(7)                             0.80%       0.20%       N/A            1.00%
  Janus Growth                                                    0.80%       0.02%       N/A            0.82%
  LKCM Capital Growth(10)                                         0.80%       0.20%       N/A            1.00%
  Goldman Sachs Growth                                            0.90%       0.10%       N/A            1.00%
  GE U.S. Equity                                                  0.80%       0.08%       N/A            0.88%
  Great Companies -- America(SM(7)                                0.80%       0.11%       N/A            0.91%
  Salomon All Cap                                                 0.90%       0.10%       N/A            1.00%
  Dreyfus Mid Cap                                                 0.85%       0.15%       N/A            1.00%
  NWQ Value Equity                                                0.80%       0.08%       N/A            0.88%
  T. Rowe Price Dividend Growth                                   0.90%       0.10%       N/A            1.00%
  Transamerica Value Balanced                                     0.75%       0.12%       N/A            0.87%
  LKCM Strategic Total Return                                     0.80%       0.05%       N/A            0.85%
  J.P. Morgan Real Estate Securities                              0.80%       0.20%       N/A            1.00%
  Federated Growth & Income                                       0.75%       0.11%       N/A            0.86%
  AEGON Bond                                                      0.45%       0.08%       N/A            0.53%
  J.P. Morgan Money Market                                        0.40%       0.04%       N/A            0.44%
  VARIABLE INSURANCE PRODUCTS FUND (VIP)(11)(12)
  Fidelity VIP Equity-Income Portfolio -- Service Class 2         0.48%       0.10%       0.25%          0.83%
  VARIABLE INSURANCE PRODUCTS FUND II (VIP II)(11)(12)
  Fidelity VIP II Contrafund(R) Portfolio -- Service Class 2      0.57%       0.10%       0.25%          0.92%
  VARIABLE INSURANCE PRODUCTS FUND III (VIP III)(11)(12)
  Fidelity VIP III Growth Opportunities Portfolio -- Service
  Class 2                                                         0.58%       0.12%       0.25%          0.95%

 (1) The surrender charge decreases based on the number of years since each premium payment was made, from 7% in the first two years after the premium payment was made to 0% in the eighth year after the premium payment was made. To calculate surrender charges, the first premium payment made is considered to come out first. This charge is waived under certain circumstances.
 (2) We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders, equals or exceeds $50,000 on the Contract anniversary for which the charge is payable. However, we will deduct this charge from your annuity value if you surrender your Contract completely.
 (3) These charges apply to each subaccount. They do not apply to the fixed account. These charges apply only during the accumulation period. After the maturity date, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.
 (4) The fee table information relating to the portfolios was provided to AUSA by the funds. AUSA has not independently verified such information.

 (5) Effective January 1, 1997, the Board of the AEGON/Transamerica Series Fund, Inc. (the "Series Fund") authorized the Series Fund to charge each portfolio of the Series Fund an annual Rule 12b-1 fee of up to 0.15% of each portfolio's average daily net assets. However, the Series Fund will not deduct the fee from any portfolio before April 30, 2002. You will receive advance written notice if a Rule 12b-1 fee is to be deducted. See the Series Fund prospectus for more details.
 (6) AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"), the investment adviser of the Series Fund, has undertaken, until at least April 30, 2002, to pay expenses on behalf of the portfolios of the Series Fund, to the extent normal total operating expenses of a portfolio exceed a stated percentage of the Series Fund portfolio's average daily net assets. The expense limit for each portfolio, the amount reimbursed by AEGON/Transamerica Advisers during 2000 (if applicable), and the expense ratio without the reimbursement are listed below:

                                                EXPENSE    REIMBURSEMENT    EXPENSE RATIO
                                                LIMIT        AMOUNT         WITHOUT REIMBURSEMENT
  Munder Net50                                  1.00%         $71,522               2.44%
  Van Kampen Emerging Growth                    1.00%             N/A                N/A
  T. Rowe Price Small Cap                       1.00%          30,189               1.14%
  Pilgrim Baxter Mid Cap Growth                 1.00%             N/A                N/A
  Alger Aggressive Growth                       1.00%             N/A                N/A
  Third Avenue Value                            1.00%             N/A                N/A
  Value Line Aggressive Growth                  1.00%          22,530               1.86%
  International Equity*                         1.20%         125,321               1.66%
  Gabelli Global Growth                         1.20%          14,606               1.99%
  Great Companies -- Global(2)                  1.00%          20,105               3.93%
  Great Companies -- Technology(SM)             1.00%           5,276               1.05%
  Janus Growth                                  1.00%             N/A                N/A
  LKCM Capital Growth                           1.00%             N/A                N/A
  Goldman Sachs Growth                          1.00%          51,711               1.37%
  GE U.S. Equity                                1.00%             N/A                N/A
  Great Companies -- America(SM)                1.00%             N/A                N/A
  Salomon All Cap                               1.00%          85,511               1.25%
  Dreyfus Mid Cap                               1.00%          68,550               1.90%
  NWQ Value Equity                              1.00%             N/A                N/A
  T. Rowe Price Dividend Growth                 1.00%          55,887               1.45%
  Transamerica Value Balanced                   1.00%             N/A                N/A
  LKCM Strategic Total Return                   1.00%             N/A                N/A
  J.P. Morgan Real Estate Securities            1.00%          58,192               1.71%
  Federated Growth & Income                     1.00%             N/A                N/A
  AEGON Bond                                    0.70%             N/A                N/A
  J.P. Morgan Money Market                      0.70%             N/A                N/A

          *Effective March 1, 2002, subject to Board and shareholder approval, this portfolio will be renamed American Century International, and the portfolio expense limit will be increased from 1.20% to 1.50%.

 (7) Because these portfolios commenced operations on May 1, 2000, the percentages set forth as "Other Expenses" and "Total Portfolio Annual Expenses" are annualized.
 (8)Effective March 1, 2002, subject to Board and shareholder approval, this portfolio will be renamed American Century International, and the portfolio expense limit will be increased from 1.20% to 1.50%.
 (9) Because these portfolios commenced operations on September 1, 2000, the percentages set forth as "Other Expenses" and "Total Annual Expenses" are annualized.
(10) Because this portfolio commenced operations on December 1, 2000, the percentages set forth as "Other Expenses" and "Total Annual Expenses" are annualized.
(11) The 12b-1 fee deducted for the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) (the "Fidelity VIP Funds") covers certain shareholder support services provided by companies selling variable contracts investing in the Fidelity VIP Funds. The 12b-1 fees assessed against the Fidelity VIP Funds shares held for the Contracts will be remitted to AFSG Securities Corporation ("AFSG"), the principal underwriter for the Contracts.
(12) Actual Total Portfolio Annual Expenses for Service Class 2 shares were lower than those shown in the fee table because a portion of the brokerage commissions that the Fidelity VIP Funds paid was used to reduce the Fidelity VIP Funds' expenses, and/or because through arrangements with the Fidelity VIP Funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fidelity VIP Funds' custodian expenses. See the Fidelity VIP Funds prospectuses for details.

       After the maturity date, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge equal to an annual rate of 1.40% of the daily net asset values in the subaccounts in place of the mortality and expense risk and administrative charges.

EXAMPLES

       You would pay the following expenses on a $1,000 investment, assuming a hypothetical 5% annual return on assets, and assuming the entire $1,000 is invested in the subaccount listed.

                                                                                                       IF YOU ANNUITIZE* OR
                                                                                                              REMAIN
                                                                                                     INVESTED IN THE CONTRACT
                                                                                                              AT THE
                                                                                                    END OF THE APPLICABLE TIME
                                                                                                              PERIOD
                                                                                                    OR IF YOU DO NOT SURRENDER
                                                                IF YOU SURRENDER THE CONTRACT                   OR
                                                                AT THE END OF THE APPLICABLE           ANNUITIZE UNDER THE
                                                                         TIME PERIOD                         CONTRACT
  SUBACCOUNTS                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS
                                                             ---      ----      ----       ----      ---       ---      ----
                                                             $97      $143      $181       $299      $27       $83      $141
  AUSA Munder Net50
                                                              93       132       163        264       23        72       123
  AUSA Van Kampen Emerging Growth
                                                              95       137       171        279       25        77       131
  AUSA T. Rowe Price Small Cap
                                                              94       134       167        271       24        74       127
  AUSA Pilgrim Baxter Mid Cap Growth
                                                              93       132       164        265       23        72       124
  AUSA Alger Aggressive Growth
                                                              94       134       167        271       24        74       127
  AUSA Third Avenue Value
                                                              95       137       171        279       25        77       131
  AUSA Value Line Aggressive Growth
                                                              97       143       181        299       27        83       141
  AUSA International Equity**
                                                              97       143       181        299       27        83       141
  AUSA Gabelli Global Growth
                                                              95       137       171        279       25        77       131
  AUSA Great Companies -- Global(2)
                                                              95       137       171        279       25        77       131
  AUSA Great Companies -- Technology(SM)
                                                              93       131       162        261       23        71       122
  AUSA Janus Growth
                                                              95       137       171        279       25        77       131
  AUSA LKCM Capital Growth
                                                              95       137       171        279       25        77       131
  AUSA Goldman Sachs Growth
                                                              94       133       165        267       24        73       125
  AUSA GE U.S. Equity
                                                              94       134       166        270       24        74       126
  AUSA Great Companies -- America(SM)
                                                              95       137       171        279       25        77       131
  AUSA Salomon All Cap
                                                              95       137       171        279       25        77       131
  AUSA Dreyfus Mid Cap
                                                              94       133       165        267       24        73       125
  AUSA NWQ Value Equity
                                                              95       137       171        279       25        77       131
  AUSA T. Rowe Price Dividend Growth
                                                              94       133       164        266       24        73       124
  AUSA Transamerica Value Balanced
                                                              93       132       163        264       23        72       123
  AUSA LKCM Strategic Total Return
                                                              95       137       171        279       25        77       131
  AUSA J.P. Morgan Real Estate Securities
                                                              93       132       164        265       23        72       124
  AUSA Federated Growth & Income
                                                              90       122       147        231       20        62       107
  AUSA AEGON Bond
                                                              89       120       142        222       19        60       102
  AUSA J.P. Morgan Money Market
                                                              93       131       162        262       23        71       122
  Fidelity VIP Equity-Income Portfolio -- Service Class 2
  Fidelity VIP II Contrafund(R) Portfolio -- Service Class    94       134       167        271       24        74       127
    2
  Fidelity VIP III Growth Opportunities Portfolio --          94       135       168        274       24        75       128
    Service Class 2

                                                             IF YOU
                                                            ANNUITIZE*
                                                            OR REMAIN
                                                            INVESTED
                                                             IN THE
                                                            CONTRACT
                                                             AT THE
  SUBACCOUNTS                                               10 YEARS
                                                              ----
                                                              $299
  AUSA Munder Net50
                                                               264
  AUSA Van Kampen Emerging Growth
                                                               279
  AUSA T. Rowe Price Small Cap
                                                               271
  AUSA Pilgrim Baxter Mid Cap Growth
                                                               265
  AUSA Alger Aggressive Growth
                                                               271
  AUSA Third Avenue Value
                                                               279
  AUSA Value Line Aggressive Growth
                                                               299
  AUSA International Equity**
                                                               299
  AUSA Gabelli Global Growth
                                                               279
  AUSA Great Companies -- Global(2)
                                                               279
  AUSA Great Companies -- Technology(SM)
                                                               261
  AUSA Janus Growth
                                                               279
  AUSA LKCM Capital Growth
                                                               279
  AUSA Goldman Sachs Growth
                                                               267
  AUSA GE U.S. Equity
                                                               270
  AUSA Great Companies -- America(SM)
                                                               279
  AUSA Salomon All Cap
                                                               279
  AUSA Dreyfus Mid Cap
                                                               267
  AUSA NWQ Value Equity
                                                               279
  AUSA T. Rowe Price Dividend Growth
                                                               266
  AUSA Transamerica Value Balanced
                                                               264
  AUSA LKCM Strategic Total Return
                                                               279
  AUSA J.P. Morgan Real Estate Securities
                                                               265
  AUSA Federated Growth & Income
                                                               231
  AUSA AEGON Bond
                                                               222
  AUSA J.P. Morgan Money Market
                                                               262
  Fidelity VIP Equity-Income Portfolio -- Service Class 2
  Fidelity VIP II Contrafund(R) Portfolio -- Service Class     271
    2
  Fidelity VIP III Growth Opportunities Portfolio --           274
    Service Class 2

 * You cannot annuitize your Contract until 13 months after your Contract date. **Effective March 1, 2002, subject to Board and shareholder approval, this subaccount will be renamed AUSA American Century International.

       The fee table and examples above will help you understand the costs of investing in the subaccounts. The fee table and examples reflect the 2000 expenses (except as noted in the footnotes) of the portfolios and the subaccount fees and charges. The examples assume that the expense limitations in effect for 2000 will remain in place for the entire period illustrated and that no transfer charges have been assessed. In addition, the $30 annual Contract charge is reflected as a charge of 0.30%, based on an anticipated average Contract size of $10,000.

       PLEASE REMEMBER THAT THE EXAMPLES ARE ILLUSTRATIONS AND DO NOT REPRESENT PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. SIMILARLY, YOUR RATE OF RETURN MAY BE MORE OR LESS THAN THE 5% ASSUMED IN THE EXAMPLES.

       FINANCIAL INFORMATION. There is no financial history of the subaccounts in this prospectus because the subaccounts have not commenced operations as of the date of this prospectus.

1. THE ANNUITY CONTRACT

       This prospectus describes the AUSA Freedom Premier(SM) variable annuity contract offered by AUSA.

       An annuity is a contract between you, the owner, and an insurance company (in this case AUSA), where the insurance company promises to pay the annuitant an income in the form of annuity payments. These payments begin after the maturity date. (See Section 2 below.) Until the maturity date, your annuity is in the accumulation period and the earnings generally are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.

       The Contract is a flexible payment variable accumulation deferred annuity. You can use the Contract to accumulate funds for retirement or other long-term financial planning purposes.

       It is a "flexible payment" Contract because after you purchase it, you can generally make additional investments of $50 or more at any time, until the maturity date. But you are not required to make any additional investments.

       The Contract is a "variable" annuity because the value of your Contract can go up or down based on the performance of your investment choices. If you select the variable investment portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation period depends upon the performance of your investment choices. If you elect to receive variable annuity payments during the income phase of your Contract, the amount of your annuity payments will also depend upon investment performance of your investment choices for the income phase.

       The Contract also contains a fixed account. We will limit your allocation or transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. The fixed account offers an interest rate that is guaranteed by AUSA to equal at least 3% per year. There may be different interest rates for each payment or transfer you direct to the fixed account which are equal to or greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.

2. ANNUITY PAYMENTS (THE INCOME PHASE)

       You choose the date when annuity payments start under the Contract. This is the maturity date. You can change this date by giving us 30 days written notice. The maturity date cannot be earlier than 13 months after your Contract date. The maturity date cannot be later than the annuitant's 90th birthday. The maturity date may be earlier for qualified Contracts.

       ELECTION OF ANNUITY PAYMENT OPTION. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option D (see page 15) as a Variable Life Income with 10 years of guaranteed payments. You cannot change the annuity payment option after the maturity date.

       If you choose a variable payment option, you must specify how you want the annuity proceeds divided among the subaccounts as of the maturity date. If you do not specify, we will allocate the annuity proceeds in the same proportion as the annuity value is allocated among the investment options on the maturity date. After the maturity date, you may make transfers among the subaccounts, but you may not make transfers from or to the fixed account; we may limit subaccount transfers to one per Contract year.

       Unless you specify otherwise, the annuitant named on the application will receive the annuity payments. You can change the annuitant or add a joint annuitant at any time before the maturity date, so long as we agree. If you do not choose an annuitant, we will consider you to be the annuitant.

       When you annuitize, either under a fixed or variable annuity payment option, your annuity value will not be less than the "amount" you would have received if you had purchased a single premium immediate annuity contract offered by us at the time you annuitize. An "amount" will be the greater of the cash value or 95% of the annuity value of your Contract that was purchased using the single premium immediate annuity.

       SUPPLEMENTAL CONTRACT. Once you annuitize and if you have selected a fixed annuity payment option, the Contract will end and we will issue a supplemental Contract to describe the terms of the option you selected. The supplemental Contract will name who will receive the annuity payments and describe when the annuity payments will be made.

ANNUITY PAYMENT OPTIONS UNDER THE CONTRACT

       The Contract provides five annuity payment options that are described below. You may choose any annuity payment option available under your Contract. You can choose to receive payments monthly, quarterly, semi-annually or annually.

       We will use your "annuity proceeds" to provide these payments. The "annuity proceeds" is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $20, then we will pay you the annuity proceeds in one lump sum.

       FIXED ANNUITY INCOME PAYMENTS. If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will depend on three things:

        --     The amount of the annuity proceeds on the maturity date;
        --     The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3%); and
        --     The specific payment option you choose.

       VARIABLE ANNUITY INCOME PAYMENTS. If you choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Contract. The dollar amount of each additional variable payment will vary based on the investment performance of the subaccount(s) you invest in and the Contract's assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the Contract's assumed investment return of 5% at all times, then the amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the amount of the variable annuity payments would decrease. The portfolio in which you are invested must grow at a rate at least equal to the 5% assumed investment return (plus the daily separate account annuitization charge equal to an annual rate of 1.40% of subaccount assets) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI.

       The annuity payment options are explained below. Options A, B, and C are fixed only. Options D and E are variable only.

FIXED ANNUITY PAYMENT OPTIONS

       PAYMENT OPTION A -- FIXED INSTALLMENTS. We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to AUSA.

       PAYMENT OPTION B -- LIFE INCOME: FIXED PAYMENTS.

        -- NO PERIOD CERTAIN -- We will make level payments only during the annuitant's lifetime; or
        -- 10 YEARS CERTAIN -- We will make level payments for the longer of the annuitant's lifetime or 10 years; or
        -- GUARANTEED RETURN OF ANNUITY PROCEEDS -- We will make level payments for the longer of the annuitant's lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

       PAYMENT OPTION C -- JOINT AND SURVIVOR LIFE INCOME: FIXED PAYMENTS. We will make level payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

       For more information on how the fixed annuity payments are determined, see the SAI.

VARIABLE ANNUITY PAYMENT OPTIONS

       PAYMENT OPTION D -- VARIABLE LIFE INCOME. The annuity proceeds are used to purchase variable annuity units in the subaccounts you select. You may choose between:

        -- NO PERIOD CERTAIN -- We will make variable payments only during the annuitant's lifetime; or

        -- 10 YEARS CERTAIN -- We will make variable payments for the longer of the annuitant's lifetime or 10 years.

       PAYMENT OPTION E -- VARIABLE JOINT AND SURVIVOR LIFE INCOME. We will make variable payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

       Other annuity payment options may be arranged by agreement with us.

NOTE CAREFULLY: The death benefit payable after the maturity date will be affected by the annuity option you choose.

       If:

        -- you choose Life Income with No Period Certain or a Joint and Survivor Life Income (fixed or variable); and
        -- the annuitant(s) dies, for example, before the due date of the second annuity payment;

       Then:

        -- we may make only one annuity payment and there will be no death benefit payable.

       If:

        -- you choose Fixed Installments, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and
        -- the person receiving payments dies prior to the end of the guaranteed period;

       Then:

        -- the remaining guaranteed payments will be continued to that person's beneficiary, or their value (determined at the date of death) may be paid in a single sum.

       We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the annuitant's address of record. The annuitant is responsible for keeping AUSA informed of the annuitant's current address of record.

3. PURCHASE

CONTRACT ISSUE REQUIREMENTS

       We will issue a Contract if:

        --     we receive information we need to issue the Contract;
        --     we receive a minimum initial premium payment (except for 403(b)
               Contracts); and
        --     the annuitant is age 80 or younger.

PREMIUM PAYMENTS

       You should make checks or drafts for premium payments payable only to "AUSA Life" and send them to our administrative office. Your check or draft must be honored in order for us to pay any associated payments and benefits due under the Contract.

INITIAL PREMIUM REQUIREMENTS

       The initial premium payment for nonqualified Contracts must be at least $5,000. However, you may make a minimum initial premium payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer. For traditional or Roth IRAs the minimum initial premium payment is $1,000 and for qualified Contracts other than traditional or Roth IRAs, the minimum initial premium payment is $50.

       We will credit your initial premium payment to your Contract within two business days after the day we receive it and your complete Contract information at our administrative office. If we are unable to credit your initial premium payment, we (or your agent) will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you tell us (or your agent) to keep it. We will credit your initial premium payment as soon as we receive all necessary application information.

       The date on which we credit your initial premium payment to your Contract is the Contract date. If we receive your complete Contract application and initial premium payment on the 29th, 30th or 31st day of the month, your Contract date will be the 28th day of the month. We will, however, credit your initial premium payment on the business day on which we actually receive the payment, provided your application is complete. The Contract date is used to determine Contract years, Contract months and Contract anniversaries.

       Generally, we will credit your initial premium payment at the accumulation unit value computed at the end of the business day on which we receive it and have all necessary application information at our administrative office. Our business day closes at 4:00 p.m. Eastern Time. If we receive your initial premium payment and complete application after the close of our business day, we will calculate and credit it as of the close of the next business day.

       If you wish to make premium payments by bank wire, please instruct your bank to wire federal funds as follows:

                              All First Bank of Baltimore
                              ABA #: 052000113
                              For credit to: AUSA Life
                              Account #: 89540281
                              Owner's Name:
                              Contract Number:
                              Attention: General Accounting

       We may reject any application or premium payments for any reason permitted by law.

ADDITIONAL PREMIUM PAYMENTS

       You are not required to make any additional premium payments. However, you can make additional premium payments as often as you like during the lifetime of the annuitant and prior to the maturity date. We will accept premium payments by bank wire or by check. Additional premium payments must be at least $50 ($100 monthly in the case of nonqualified Contracts with a $1,000 initial premium payment and $1,000 if by wire). We will credit any additional premium payments you make to your Contract at the accumulation unit value computed at the end of the business day on which we receive them at our administrative office. Our business day closes at 4:00 p.m. Eastern Time. If we receive your premium payments after the close of our business day, we will calculate and credit them as of the close of the next business day.

MAXIMUM PREMIUM PAYMENTS

       We allow premium payments up to a total of $1,000,000 in any Contract year without prior approval. There is no limit on the total premium payments you may make during the accumulation period.

ALLOCATION OF PREMIUM PAYMENTS

       On the Contract date, we will allocate your premium payment to the investment choices you selected on your application. Your allocation must be in whole percentages which must total 100%. We will allocate additional premium payments as you selected on your application, unless you request a different allocation.

       We will limit allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

       You may change allocations for future additional premium payments by writing or telephoning the administrative office, subject to the limitations described under Telephone or Fax Transactions on page 24. The allocation change will apply to premium payments received after the date we receive the change request.

       YOU SHOULD REVIEW PERIODICALLY HOW YOUR PAYMENTS ARE DIVIDED AMONG THE SUBACCOUNTS BECAUSE MARKET CONDITIONS AND YOUR OVERALL FINANCIAL OBJECTIVES MAY CHANGE.

RIGHT TO CANCEL PERIOD

       You may return your Contract for a refund within 10 days after you receive it. If you return your Contract within this period, we will refund your original premium payment(s). We will pay the refund within 7 days after we receive your written notice of cancellation and the returned Contract. The Contract will then be deemed void.

ANNUITY VALUE

       You should expect your annuity value to change from valuation period to valuation period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A valuation period begins at the close of business on each valuation date and ends at the close of business on the next valuation date. A valuation date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE.

ACCUMULATION UNITS

       We measure the value of your Contract during the accumulation period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When you direct money into a subaccount, we credit your Contract with accumulation units for that subaccount. We determine how many accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount's accumulation unit value as of the end of that valuation date. If you partially surrender or transfer out of a subaccount, or if we assess a transfer charge, annual Contract charge or any surrender charge, we subtract accumulation units from the subaccounts using the same method.

       Each subaccount's accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value for each subaccount at the close of each valuation date. The new accumulation unit value reflects the investment performance of the underlying portfolio and the daily deduction of the mortality and expense risk charge and the administrative charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.

4. INVESTMENT CHOICES

THE SEPARATE ACCOUNT

       The separate account currently consists of 29 subaccounts.

       THE FUNDS. Each subaccount invests exclusively in one portfolio of a fund. The portfolios, their investment objectives and advisers or sub-advisers are listed below.
                                        HIGHER         RISK/REWARD         LOWER

-----------------------------------------------------------------------------------------------------
PORTFOLIO                                     INVESTMENT OBJECTIVE          ADVISER OR SUB-ADVISER
-----------------------------------------------------------------------------------------------------
AGGRESSIVE EQUITY
-----------------------------------------------------------------------------------------------------
Munder Net50                               Seeks to provide long-term     Munder Capital Management
                                           capital appreciation.
-----------------------------------------------------------------------------------------------------
Van Kampen Emerging Growth                 Seeks capital appreciation     Van Kampen Asset Management
                                           by investing primarily in      Inc.
                                           common stocks of small and
                                           medium-sized companies.
-----------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap                    Seeks long-term growth of      T. Rowe Price Associates,
                                           capital by investing           Inc.
                                           primarily in common stocks
                                           of small growth companies.
-----------------------------------------------------------------------------------------------------
Pilgrim Baxter Mid Cap Growth              Seeks capital appreciation.    Pilgrim Baxter &
                                                                          Associates, Ltd.
-----------------------------------------------------------------------------------------------------
Alger Aggressive Growth                    Seeks long-term capital        Fred Alger Management, Inc.
                                           appreciation.
-----------------------------------------------------------------------------------------------------
Third Avenue Value                         Seeks long-term capital        EQSF Advisers, Inc.
                                           appreciation.
-----------------------------------------------------------------------------------------------------
Value Line Aggressive Growth               Seeks to realize capital       Value Line, Inc.
                                           growth.
-----------------------------------------------------------------------------------------------------

HIGHER       RISK/REWARD       LOWER

-----------------------------------------------------------------------------------------------------
PORTFOLIO                                     INVESTMENT OBJECTIVE          ADVISER OR SUB-ADVISER
-----------------------------------------------------------------------------------------------------
WORLD EQUITY
-----------------------------------------------------------------------------------------------------
International Equity*                      Seeks long-term growth of      American Century Investment
                                           capital.                       Management, Inc.
-----------------------------------------------------------------------------------------------------
Gabelli Global Growth                      Seeks to provide investors     Gabelli Asset Management
                                           with appreciation of           Company
                                           capital.
-----------------------------------------------------------------------------------------------------
Great Companies -- Global(2)               Seeks long-term growth of      Great Companies, L.L.C.
                                           capital in a manner
                                           consistent with
                                           preservation of capital.
-----------------------------------------------------------------------------------------------------
GROWTH EQUITY
-----------------------------------------------------------------------------------------------------
Great Companies -- Technology(SM)          Seeks long-term growth of      Great Companies, L.L.C.
                                           capital.
-----------------------------------------------------------------------------------------------------
Janus Growth                               Seeks growth of capital.       Janus Capital Corporation
-----------------------------------------------------------------------------------------------------
LKCM Capital Growth                        Seeks long-term growth of      Luther King Capital
                                           capital through a              Management Corporation
                                           disciplined investment
                                           approach focusing on
                                           companies with superior
                                           growth prospects.
-----------------------------------------------------------------------------------------------------
Goldman Sachs Growth                       Seeks long-term growth of      Goldman Sachs Asset
                                           capital.                       Management
-----------------------------------------------------------------------------------------------------
GE U.S. Equity                             Seeks long-term growth of      GE Asset Management
                                           capital.                       Incorporated
-----------------------------------------------------------------------------------------------------
Great Companies -- America(SM)             Seeks long-term growth of      Great Companies, L.L.C.
                                           capital.
-----------------------------------------------------------------------------------------------------
Salomon All Cap                            Seeks capital appreciation.    Salomon Brothers Asset
                                                                          Management Inc
-----------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund(R)              Seeks long-term capital        Fidelity Management &
  Portfolio -- Service Class 2             appreciation.                  Research Company
-----------------------------------------------------------------------------------------------------
Dreyfus Mid Cap                            Seeks total investment         The Dreyfus Corporation
                                           returns (including capital
                                           appreciation and income),
                                           which consistently
                                           outperform the S&P 400 Mid
                                           Cap Index.
-----------------------------------------------------------------------------------------------------
NWQ Value Equity                           Seeks to achieve maximum,      NWQ Investment Management
                                           consistent total return        Company, Inc.
                                           with minimum risk to
                                           principal.
-----------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income                 Seeks reasonable income.       Fidelity Management &
  Portfolio -- Service Class 2                                            Research Company
-----------------------------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities      Seeks to provide capital       Fidelity Management &
  Portfolio -- Service Class 2             growth.                        Research Company
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
PORTFOLIO                                     INVESTMENT OBJECTIVE          ADVISER OR SUB-ADVISER
-----------------------------------------------------------------------------------------------------
BALANCED
-----------------------------------------------------------------------------------------------------
T. Rowe Price Dividend Growth              Seeks to provide an            T. Rowe Price Associates,
                                           increasing level of            Inc.
                                           dividend income, long-term
                                           capital appreciation, and
                                           reasonable current income,
                                           through investments
                                           primarily in dividend
                                           paying stocks.
-----------------------------------------------------------------------------------------------------
Transamerica Value Balanced                Seeks preservation of          Transamerica Investment
                                           capital and competitive        Management, LLC
                                           investment returns.
-----------------------------------------------------------------------------------------------------
LKCM Strategic Total Return                Seeks to provide current       Luther King Capital
                                           income, long-term growth of    Management Corporation
                                           income and capital
                                           appreciation.
-----------------------------------------------------------------------------------------------------
J.P. Morgan Real Estate Securities         Seeks long-term total          J.P. Morgan Investment
                                           returns from investments       Management Inc.
                                           primarily in equity
                                           securities of real estate
                                           companies.
-----------------------------------------------------------------------------------------------------
Federated Growth & Income                  Seeks total return by          Federated Investment
                                           investing in securities        Counseling
                                           that have defensive
                                           characteristics.
-----------------------------------------------------------------------------------------------------
FIXED-INCOME
-----------------------------------------------------------------------------------------------------
AEGON Bond                                 Seeks the highest possible     AEGON USA Investment
                                           current income within the      Management, Inc.
                                           confines of the primary
                                           goal of insuring the
                                           protection of capital.
-----------------------------------------------------------------------------------------------------
CAPITAL PRESERVATION
-----------------------------------------------------------------------------------------------------
J.P. Morgan Money Market                   Seeks to obtain maximum        J.P. Morgan Investment
                                           current income consistent      Management Inc.
                                           with preservation of
                                           principal and maintenance
                                           of liquidity.
-----------------------------------------------------------------------------------------------------

* Effective March 1, 2002, subject to Board and shareholder approval, this portfolio will be renamed American Century International.

       The general public may not purchase these portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or sub-adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to the portfolios offered by this prospectus.

       THERE IS NO ASSURANCE THAT A PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE(S). MORE DETAILED INFORMATION MAY BE FOUND IN THE FUND PROSPECTUSES. YOU SHOULD READ THE FUND PROSPECTUSES CAREFULLY BEFORE YOU INVEST.

       Please contact our administrative office at 1-800-322-7353 (Monday-Friday 8:00 a.m.-5:00 p.m. Eastern Time) or visit our website (www.ausalife.com) to obtain an additional copy of the fund prospectuses containing more complete information concerning the funds and portfolios.

       We do not guarantee that each portfolio will always be available for investment through the Contract. We reserve the right, subject to compliance with applicable laws, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.

THE FIXED ACCOUNT

       Premium payments you allocate to and amounts you transfer to the fixed account become part of the general account of AUSA. Interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, neither the general account nor any interests in the general account is generally subject to the provisions of the 1933 Act or 1940 Act. AUSA has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the fixed account.

       We guarantee that the interest credited to the fixed account will not be less than 3% per year. We have no formula for determining fixed account current interest rates. We establish the interest rate, at our sole discretion, for each premium payment or transfer into the fixed account. Rates are guaranteed for at least one year.

       If you select the fixed account, your money will be placed with the other general assets of AUSA. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase. You may not transfer money between the fixed account and the subaccounts during the income phase.

       When you request a transfer or partial surrender from the fixed account, we will account for it on a first-in, first-out ("FIFO") basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money you have put in the fixed account. You may not make partial surrenders from the fixed account unless we consent.

       We will limit allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

TRANSFERS

       During the accumulation period, you or your agent/registered representative of record may make transfers from any subaccount. However, if you elect the asset rebalancing program, you may not make any transfers if you want to continue in the program. A transfer would automatically cancel your participation in the asset rebalancing program.

       Transfers from the fixed account are allowed only once each Contract year. We must receive written notice within 30 days after a Contract anniversary. The amount that may be transferred is the greater of (1) 25% of the dollar amount in the fixed account, or (2) the amount you transferred out of the fixed account in the previous Contract year.

       During the income phase of your Contract, you may transfer values from one subaccount to another. No transfers may be made to or from the fixed account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the subaccount from which the transfer is being made. No transfers may be made to or from the fixed account after the maturity date. We may limit subaccount transfers to one per Contract year.

       Transfers may be made by telephone or fax, subject to limitations described under Telephone or Fax Transactions on page 24.

       If you make more than 12 transfers from the subaccounts in any Contract year, we will charge you $10 for each additional transfer you make during that year. Currently, there is no charge for transfers from the fixed account.

       Transfers to and from the subaccounts will be processed based on the accumulation unit values determined at the end of the business day on which we receive your written, telephoned, or faxed request at our administrative office, provided we receive your request at our administrative office before the close of our business day (usually 4:00 p.m. Eastern Time). If we receive your request at our administrative office after the close of our business day, we will process the transfer request using the accumulation unit value for the next business day.

       The Contract you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to the underlying portfolio and increase transaction costs. We reserve the right to reject any purchase payment or transfer request from any person if, in our judgment, the payment or transfer or series of transfers would have a negative impact on a portfolio's operations or if a portfolio would reject our purchase order. We may impose other restrictions on transfers or even prohibit them for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege.

       We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

DOLLAR COST AVERAGING PROGRAM

       Dollar cost averaging allows you to transfer systematically a specific amount each month from the fixed account, the AUSA J.P. Morgan Money Market subaccount, the AUSA AEGON Bond subaccount or any combination of these accounts, to a different subaccount. You may specify the dollar amount to be transferred monthly; however, you must transfer at least $1,000 monthly. To qualify, a minimum of $5,000 must be in each subaccount from which we make transfers.

       There is no charge for this program. However, these transfers do count towards the 12 free transfers allowed during each Contract year.

       If you make dollar cost averaging transfers from the fixed account, each month you may transfer no more than 1/10th of the dollar amount in the fixed account on the date you start dollar cost averaging.

       By transferring a set amount on a regular schedule instead of transferring the total amount at one particular time, you may reduce the risk of investing in the portfolios only when the price is high. Dollar cost averaging does not guarantee a profit and it does not protect you from loss if market prices decline.

       We reserve the right to discontinue offering dollar cost averaging 30 days after we send notice to you. Dollar cost averaging is not available if you have elected the asset rebalancing program or if you elect to participate in any asset allocation service provided by a third party.

ASSET REBALANCING PROGRAM

       During the accumulation period you can instruct us to rebalance automatically the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing. To enter into asset rebalancing, please send a request form to the administrative office. To end participation in asset rebalancing, please call or write to the administrative office. Entrance to the asset rebalancing program is limited to once per Contract year. However, we will not rebalance if you are in the dollar cost averaging or systematic partial surrender program, if you elect to participate in any asset allocation service provided by a third party or if you request any other transfer. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

       To qualify for asset rebalancing, a minimum annuity value of $5,000 for an existing Contract, or a minimum initial premium payment of $5,000, for a new Contract, is required. Any annuity value in the fixed account may not be included in the asset rebalancing program. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.

       There is no charge for this program. However, each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each Contract year.

       We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.

TELEPHONE OR FAX TRANSACTIONS

       You may make transfers, request partial surrenders and change the allocation of additional premium payments by telephone. Telephone partial surrenders are not allowed in the following situations:

        --     for qualified Contracts (except IRAs);
        --     if the amount you want to withdraw is greater than $50,000; or
        --     if the address of record has been changed within the past 10 days.

       Upon instructions from you, the registered representative/agent of record for your Contract may also make telephone transfers or partial surrenders for you. If you do not want the ability to make transfers or partial surrenders by telephone, you should notify us in writing.

       You may make telephone transfers or request partial surrenders by calling our toll-free number: 1-800-322-7353 (Monday-Friday 8:00 a.m.-5:00 p.m. Eastern
Time). You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for following telephone requests that we believe are genuine.

       You may also fax your transfer or partial surrender request to us at 1-800-322-7361. We will not be responsible for same day processing of transfers if you fax your transfer request to a number other than this fax number. We will not be responsible for transmittal problems which are not reported to us within five business days. Any reports must be accompanied by proof of the faxed transmittal.

       We cannot guarantee that telephone transactions will always be available. For example, our administrative office may be closed during severe weather emergencies or there may be interruptions in telephone service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

       Telephone or fax orders must be received before 4:00 p.m. Eastern Time to assure same-day pricing of the transaction. We may discontinue this option at any time.

THIRD PARTY INVESTMENT SERVICES

       AUSA or an affiliate may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. Such independent third parties may or may not be appointed AUSA agents for the sale of Contracts.

       AUSA DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH AUSA FOR THE SALE OF CONTRACTS. AUSA, THEREFORE, TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.

       AUSA does not currently charge you any additional fees for providing these support services. AUSA reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

5. EXPENSES

       There are charges and expenses associated with your Contract that reduce the return on your investment in the Contract. Unless we indicate otherwise, the expenses described below apply only during the accumulation period.

MORTALITY AND EXPENSE RISK CHARGE

       We charge a fee as compensation for bearing certain mortality and expense risks under the Contract. Examples of our risks include a guarantee of annuity rates, the death benefits, certain Contract expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the Contract. The mortality and expense risk charge is equal, on an annual basis, to 1.00% of the average daily net assets that you have invested in each subaccount. This charge is deducted daily from the subaccounts during the accumulation period. During the income phase, if you elect a variable annuity option, we deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.

       If this charge does not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution costs.

ADMINISTRATIVE CHARGE

       We deduct an annual administrative charge to cover the costs of administering the Contracts. This charge is assessed daily and is equal to 0.40% per year of the average daily net assets that you have invested in each subaccount. This charge is deducted from the subaccounts during the accumulation period.

ANNUAL CONTRACT CHARGE

       We deduct an annual Contract charge of $30 from your annuity value on each Contract anniversary during the accumulation period and at surrender. We deduct this charge from the fixed account and each subaccount in proportion to the amount of annuity value in each account. We deduct this charge to cover our costs of administering the Contracts. We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders (including any surrender charges), equals or exceeds $50,000 on the Contract anniversary for which the charge is payable.

TRANSFER CHARGE

       You are allowed to make 12 free transfers per Contract year. If you make more than 12 transfers per Contract year, we charge $10 for each additional transfer. We deduct the charge from the amount transferred. Dollar cost averaging and asset rebalancing transfers are considered transfers. All transfer requests made on the same day are treated as a single request. We deduct the charge to compensate us for the cost of processing the transfer.

PREMIUM TAXES

       A premium tax is a regulatory tax that some states assess on the premium payments made into a contract. New York does not currently assess premium taxes on the premium payments you make.

FEDERAL, STATE AND LOCAL TAXES

       We may in the future deduct charges from the Contract for any taxes we incur because of the Contract. However, no deductions are being made at the present time.

SURRENDER CHARGE

       During the accumulation period, except under certain qualified Contracts, you may surrender part or all of the Contract's annuity value. We impose a surrender charge to help us recover sales expenses, including broker/dealer compensation and printing, sales literature and advertising costs. We expect to profit from this charge. We deduct this charge from your annuity value at the time you request a partial or complete surrender.

       Unless we otherwise consent, the minimum amount available each time you request a partial surrender is $500.

       If you take a partial surrender or if you surrender your Contract completely, we will deduct a surrender charge of up to 7% of premium payments surrendered within seven years after we receive a premium payment. We calculate the surrender charge on the full amount we must withdraw from your annuity value in order to pay the surrender amount, including the surrender charge. To calculate surrender charges, we treat surrenders as coming first from the oldest premium payment, then the next oldest and so forth.

       The following schedule shows the surrender charges that apply during the seven years following each premium payment:

    NUMBER OF MONTHS SINCE                    SURRENDER
     PREMIUM PAYMENT DATE                       CHARGE
          12 or less                              7%
        13 through 24                             7%
        25 through 36                             6%
        37 through 48                             5%
        49 through 60                             4%
        61 through 72                             3%
        73 through 84                             2%
          85 or more                              0%

       For example, assume your premium is $100,000, you have taken no partial surrenders, your annuity value is $106,000 in the 15th contract month and you request a full surrender. You would pay a surrender charge of $7,000 on the $100,000 premium, (7% of $100,000). Likewise, if there was a market loss and you requested a full surrender (annuity value is $80,000), you would pay a surrender charge of $7,000 (7% of $100,000).

       No free amount is available with a complete surrender. See Partial Surrender Up to the Free Amount below for details.

       Keep in mind that partial and complete surrenders may be taxable, and if made before age 59 1/2, may be subject to a 10% federal penalty tax. For tax purposes, partial and complete surrenders are considered to come from earnings first.

       There are two ways that you may make a partial surrender and we will not deduct the full surrender charge:

       1. PARTIAL SURRENDERS UP TO THE FREE AMOUNT. During any Contract year, you may request a partial surrender and we will not impose a surrender charge on any amount up to the maximum free amount. However, if you later completely surrender your Contract while surrender charges still apply, we will deduct from your annuity value the charge we would have deducted if there had been no free amount. For partial surrenders under the Contract, the maximum free amount you can partially surrender without a surrender charge is equal to (A) plus (B) where:

       (A) is equal to:

             (i)   the annuity value on the date of the partial surrender; plus
             (ii)  any amounts previously surrendered from the Contract under
                   (B) below; plus
             (iii) any amounts previously surrendered from the Contract that were subject to surrender charges; minus
             (iv)  the total of all premiums paid for the Contract.

and

       (B) is equal to:
             (i) 10% of the remaining annuity value following the determination of (A) above on the date of the partial surrender; minus
             (ii) any amounts partially surrendered under (B)(i) above during the Contract year in which the partial surrender is requested.

       For example, assume that you make a $100,000 premium payment to your Contract at issue and make no more premium payments. Also assume at the end of the 13th Contract month there is an annuity value of $108,000 before a partial surrender of $11,000 is taken out surrender charge free ($8,000 is surrender charge free under (A) ($108,000 - $100,000 = $8,000), and $3,000 is surrender charge free under (B) ($100,000 (LOGO) 10% = $10,000 maximum amount under (B)). If, at the end of the 19th Contract month, there is an annuity value of $106,000 before a partial surrender of $20,000 is taken out, the surrender charge on this partial surrender will be calculated as follows:

       (A)(i)   -- $106,000 is the annuity value on the date of the partial surrender; and is added to
       (A)(ii)  -- $3,000 is the amount of the surrender that occurred in the
                   13th month surrendered under (B) of the formula (see paragraph above); plus
       (A)(iii) -- $0 are amounts previously surrendered that were subject to surrender charges; minus
       (A)(iv)  -- $100,000 is the total of all premiums paid.

       The total for (A) is:   $106,000 + $3,000 + $0 - $100,000 = $9,000

AND

       (B)(i)  -- $9,700 is 10% of the remaining annuity value following the determination of (A) above on the date of partial surrender [$106,000 - $9,000 = $97,000 (remaining annuity value) (LOGO)
                  10% = $9,700] ; minus
       (B)(ii) -- $3,000 is the amount partially surrendered under (B)(i). above during the Contract year in which the current partial surrender is requested.

       The total for (B) is:   $9,700 - $3,000 = $6,700.

       The maximum amount of this partial surrender available without a surrender charge is $9,000 (A) + $6,700 (B) = $15,700.

       The portion of this partial surrender which is subject to a surrender charge is $20,000 - $15,700 = $4,300.

       The surrender charge is calculated to be $323.66 (7% of $4,624).

       The total amount we will deduct from your annuity value for the surrender will be $20,323.66 which includes the surrender charge. You will receive $20,000.

       2. SYSTEMATIC PARTIAL SURRENDERS. During any Contract year, you may make a systematic partial surrender on a monthly, quarterly, semi-annual or annual basis without paying surrender charges. Systematic partial surrenders must be at least $50. The amount of the systematic partial surrender may not exceed 10% of the annuity value at the time the surrender is made, divided by the number of surrenders made per calendar year. We reserve the right to discontinue systematic partial surrenders if any surrender would reduce your annuity value below $5,000.

       You may elect to begin or discontinue systematic partial surrenders at any time. However, we must receive written notice at least 30 days prior to the date systematic partial surrenders are to be discontinued. (Additional limitations apply. See Systematic Partial Surrenders on page 36.)

PORTFOLIO MANAGEMENT FEES

       The value of the assets in each subaccount is reduced by the management fees and expenses paid by the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. A description of these fees and expenses is found in the Annuity Contract Fee Table on page 10 of this prospectus and in the fund prospectuses.

       Our affiliate, AFSG, the principal underwriter for the Contracts, will receive the 12b-1 fees deducted from portfolio assets for providing shareholder support services to the portfolios. We and our affiliates, including the principal underwriter for the Contracts, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Contract and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

6. TAXES

       NOTE: AUSA has prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances. We believe that the Contract qualifies as an annuity contract for federal income tax purposes and the following discussion assumes it so qualifies. We have included an additional discussion regarding taxes in the SAI.

ANNUITY CONTRACTS IN GENERAL

       Deferred annuity contracts are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Code for annuities.

       Simply stated, these rules provide that generally you will not be taxed on the earnings, if any, on the money held in your annuity Contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of Contract -- qualified or nonqualified (discussed below).

       You will generally not be taxed on increases in the value of your Contract until a distribution occurs -- either as a partial or complete surrender, as a death benefit, or as annuity payments.

       When a non-natural person (e.g., corporations or certain other entities other than tax-qualified trusts) owns a nonqualified Contract, the Contract will generally not be treated as an annuity for tax purposes.

QUALIFIED AND NONQUALIFIED CONTRACTS

       If you purchase the Contract under an individual retirement annuity, a 403(b) plan, 457 plan, or pension or profit sharing plan, your Contract is referred to as a qualified Contract.

       If you purchase the Contract as an individual and not under a qualified Contract, your Contract is referred to as a nonqualified Contract.

       Because variable annuity contracts provide tax deferral whether purchased as a qualified Contract or nonqualified Contract, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a qualified Contract.

       A qualified Contract may be used in connection with the following plans:

        -- INDIVIDUAL RETIREMENT ANNUITY (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the Contract. A Roth IRA also allows individuals to make contributions to the Contract, but it does not allow a deduction for contributions. Roth IRA distributions may be tax-free if the owner meets certain rules.
        -- TAX-SHELTERED ANNUITY PLAN (403(B) PLAN): A 403(b) plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the Contract on a pre-tax basis.

        -- CORPORATE PENSION, PROFIT-SHARING AND H.R. 10 PLANS: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the Contract on a pre-tax basis.
        -- DEFERRED COMPENSATION PLAN (457 PLAN): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the Contract.

       There are limits on the amount of annual contributions you can make to these plans. Other restrictions may apply. The terms of the plan may limit your rights under a qualified Contract. You should consult your legal counsel or tax advisor if you are considering purchasing a Contract for use with any retirement plan. We have provided more detailed information on these plans and the tax consequences associated with them in the SAI.

PARTIAL AND COMPLETE SURRENDERS -- NONQUALIFIED CONTRACTS

       In general, if you make a partial surrender or systematic partial surrender from your Contract, the Code treats that surrender as first coming from earnings and then from your premium payments. When you make a partial surrender, you are taxed on the amount of the surrender that is earnings. When you make a complete surrender you are generally taxed on the amount that your surrender proceeds exceed your premium payments, less amounts partially surrendered which were not includable in gross income. Loans, pledges and assignments are taxed in the same manner as partial and complete surrenders. Different rules apply for annuity payments.

       In the event of a partial surrender or systematic partial surrender from, or complete surrender of, a nonqualified Contract, we will withhold for tax purposes the minimum amount required by law, unless the owner affirmatively elects, before payments begin, to have either nothing withheld or a different amount withheld.

       The Code also provides that surrendered earnings may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty. They include any amounts:

        --     paid on or after the taxpayer reaches age 59 1/2;
        --     paid after an owner dies;
        --     paid if the taxpayer becomes totally disabled (as that term is defined in the Code);
        --     paid in a series of substantially equal payments made annually
               (or more frequently) under a lifetime annuity;
        --     paid under an immediate annuity; or
        --     which come from premium payments made prior to August 14, 1982.

MULTIPLE CONTRACTS

       All nonqualified, deferred annuity contracts entered into after October 21, 1988 that we issue (or our affiliates issue) to the same owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. There may be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. You should consult a competent tax advisor before purchasing more than one Contract or other annuity contracts.

DIVERSIFICATION AND DISTRIBUTION REQUIREMENTS

       The Code provides that the underlying investments for a nonqualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Qualified and nonqualified Contracts must meet certain distribution requirements upon an owner's death in order to be treated as an annuity contract. A qualified Contract (except a Roth IRA) must also meet certain distribution requirements during the owner's life. These diversification and distribution requirements are discussed in the SAI. We may modify the Contract to attempt to maintain favorable tax treatment.

PARTIAL AND COMPLETE SURRENDERS -- QUALIFIED CONTRACTS

       The above information describing the taxation of nonqualified Contracts does not apply to qualified Contracts. There are special rules that govern qualified Contracts, including rules restricting when amounts can be paid from the Contracts and providing that a penalty tax may be assessed on amounts distributed from the Contract prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. We have provided more information in the SAI.

       In the case of a partial surrender, systematic partial surrender, or complete surrender distributed to a participant or beneficiary under a qualified Contract (other than a Roth IRA or a qualified Contract under Section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the total annuity value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a Contract which is not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero.

       The Code limits distributions of premium payments from certain 403(b) Contracts. Distributions generally can only be made when an owner:

        --     reaches age 59 1/2;
        --     leaves his/her job;
        --     dies;
        --     becomes disabled (as that term is defined in the Code); or
        --     in the case of hardship. However, in the case of hardship, the owner can only partially surrender the premium payments and not any earnings.

       Defaulted loans from Code Section 401(a) or 403(b) arrangements, and pledges and assignments of qualified Contracts generally are taxed in the same manner as surrenders from such Contracts.

TAXATION OF DEATH BENEFIT PROCEEDS

       We may distribute amounts from the Contract because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:

        -- if distributed in a lump sum, these amounts are taxed in the same manner as a complete surrender; or
        -- if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

       For these purposes, the "investment in the contract" is not affected by the owner's or annuitant's death. That is, the "investment in the contract" remains generally the total premium payments, less amounts received which were not includable in gross income.

ANNUITY PAYMENTS

       Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified Contracts (other than a Roth IRA, as to which there are special rules), only a portion of the annuity payments you receive will be includable in your gross income.

       The excludable portion of each annuity payment you receive generally will be determined as follows:

        -- FIXED PAYMENTS -- by dividing the "investment in the contract" on the maturity date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.
        -- VARIABLE PAYMENTS -- by dividing the "investment in the contract" on the maturity date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

       The remainder of each annuity payment is includable in gross income. Once the "investment in the contract" has been fully recovered, the full amount of any additional annuity payments is includable in gross income and subject to tax as ordinary income.

       If we permit you to select more than one annuity payment option, special rules govern the allocation of the Contract's entire "investment in the contract" to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax advisor as to the potential tax effects of allocating amounts to any particular annuity payment option.

       If, after the maturity date, annuity payments stop because of an annuitant's death, the excess (if any) of the "investment in the contract" as of the maturity date over the aggregate amount of annuity payments received that was excluded from gross income is generally allowable as a deduction for your last tax return.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF CONTRACTS

       If you transfer your ownership or assign a Contract, designate an annuitant or other beneficiary who is not also the owner, select certain maturity dates, or change annuitants, you may trigger certain income or gift tax consequences that are beyond the scope of this discussion. If you contemplate any such transfer, assignment, selection, or change, you should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

SEPARATE ACCOUNT CHARGES

       It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits are deemed to be taxable distributions to you. Although we do not believe that the fees associated with any optional benefit provided under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

POSSIBLE TAX LAW CHANGES

       Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Contract.

       We have the right to modify the Contact to meet the requirements of any applicable federal or state laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive, subject to prior approval by the Superintendent of Insurance of the State of New York. We make no guarantee regarding the tax status of any Contract and do not intend that the above discussion be construed as tax advice.

7. ACCESS TO YOUR MONEY

PARTIAL AND COMPLETE SURRENDERS

       You can have access to the money in your Contract in several ways:

        --     by making either a partial or complete surrender; or
        --     by taking annuity payments.

       If you want to surrender your Contract completely, you will receive the cash value, which equals the annuity value of your Contract, minus:

        --     any surrender charges (See Section 5, Expenses -- Surrender
               Charge for details);
        --     any loans;
        --     the annual Contract charge; and
        --     any applicable premium taxes.

       The cash value will be determined at the accumulation unit value next determined as of the end of the business day (usually 4:00 p.m. Eastern Time) on which we receive your request for surrender at our administrative office, unless you specify a later date in your request.

       No partial surrender is permitted if it would reduce the cash value below $5,000. You may not make partial surrenders from the fixed account unless we consent. Unless you tell us otherwise, we will take the partial surrender from each of the investment choices in proportion to the cash value.

       Unless we otherwise consent, the minimum amount available each time you request a partial surrender is $500.

       Remember that any partial surrender you make will reduce the annuity value. Under some circumstances, a partial surrender will reduce the death benefit by more than the dollar amount of the partial surrender. See Section 9, Death Benefit, and the SAI for more details.

       Income taxes, federal tax penalties and certain restrictions may apply to any partial or complete surrender you make.

       We must receive a properly completed surrender request which must contain your original signature. We will accept fax or telephone requests for partial surrenders as long as the surrender proceeds are being sent to the address of record. The maximum surrender amount you may request by fax or telephone is $50,000.

       When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of your partial or complete surrender payment, we will deduct that charge from the payment. We charge $25 for a wire transfer and $20 for an overnight delivery ($30 for Saturday delivery).

       For your protection, we will require a signature guarantee for:

        --     all requests for partial or complete surrenders over $500,000;
        --     where the partial or complete surrender proceeds will be sent to an address other than the address of record; or
        --     any request for partial or complete surrender within 30 days of an address change.

       All signature guarantees must be made by:

        --     a national or state bank;
        --     a member firm of a national stock exchange; or
        --     any institution that is an eligible guarantor under SEC rules and regulations.

       Notarization is not an acceptable form of signature guarantee.

       If the Contract's owner is not an individual, additional information may be required. If you own a qualified Contract, the Code may require your spouse to consent to any surrender. Other restrictions will apply to Section 403(b) qualified Contracts. For more information, call us at 1-800-322-7353 (Monday-Friday 8:00 a.m.-5:00 p.m. Eastern Time).

DELAY OF PAYMENT AND TRANSFERS

       Payment of any amount due from the separate account for a partial or complete surrender, a death benefit, loans or on the death of the owner of a nonqualified Contract, will generally occur within seven days from the date all required information is received by us. We may be permitted to defer such payment from the separate account if:

        -- the NYSE is closed for other than usual weekends or holidays or trading on the NYSE is otherwise restricted; or
        -- an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

        -- the SEC, by order, permits deferral for the protection of our Contract owners.

       In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

       We reserve the right to defer payment of transfers, partial or complete surrenders, death benefits and loan amounts from the fixed account for up to six months.

SYSTEMATIC PARTIAL SURRENDERS

       During the accumulation period, you can elect to receive regular payments from your Contract without paying surrender charges by using systematic partial surrenders. Unless you specify otherwise, we will deduct systematic partial surrender amounts from each subaccount (and, if we consent, the fixed account) in proportion to the value each subaccount bears to the annuity value at the time of the partial surrender. You can partially surrender up to 10% of your annuity value annually (or up to 10% of your initial premium payment if a new Contract), in equal monthly, quarterly, semi-annual or annual payments of at least $50. Your initial premium payment, if a new Contract, or your annuity value, if an existing Contract, must equal at least $25,000. We will not process a systematic partial surrender if the annuity value for the entire Contract would be reduced below $5,000. No systematic partial surrenders are permitted from the fixed account without our prior consent.

       There is no charge for taking systematic partial surrenders. You may stop systematic partial surrenders at any time, but we must receive written notice at least 30 days prior to the date systematic partial surrenders are to be discontinued. We reserve the right to discontinue offering systematic partial surrenders 30 days after we send you written notice.

       YOU CAN TAKE SYSTEMATIC PARTIAL SURRENDERS DURING THE ACCUMULATION PERIOD ONLY. ON THE MATURITY DATE, YOU MUST ANNUITIZE THE CONTRACT AND SYSTEMATIC PARTIAL SURRENDER PAYMENTS MUST STOP.

       Income taxes, federal tax penalties and other restrictions may apply to any systematic partial surrender you receive.

CONTRACT LOANS FOR CERTAIN QUALIFIED CONTRACTS

       You can take Contract loans during the accumulation period when the Contract has been in force for at least 10 days and:

        --     is used in connection with a tax-sheltered annuity plan under
               Section 403(b) of the Code (limit of one Contract loan per Contract year); or
        -- is purchased by a pension, profit-sharing, or other similar plan under Section 401(a) of the Code (including Section 401(k) plans -- please contact your plan administrator).

       The maximum amount you may borrow against the Contract is the lesser of:

        --     50% of the annuity value; or
        --     $50,000 reduced by the highest outstanding loan balance during the one-year period immediately prior to the loan date. However, if the annuity value is less than $20,000, the maximum you may borrow against the Contract is the lesser of 80% of the annuity value or $10,000.

       The minimum loan amount is $1,000. You are responsible for requesting and repaying loans that comply with applicable tax requirements, and other laws, such as the Employment Retirement Income Security Act of 1974 ("ERISA"). In addition, the Department of Labor has issued regulations governing loans taken by plan participants under retirement plans subject to ERISA. These regulations require, in part, that a loan from an ERISA-governed plan be made under an enforceable agreement, charge a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated. Failure to comply with these requirements may result in penalties under the Code and ERISA. You and your employer are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor's regulations governing plan loans. Accordingly, you should consult a competent tax advisor before requesting a Contract loan.

       The loan amount will be withdrawn from your investment choices and transferred to the loan reserve. The loan reserve is part of the fixed account and is used as collateral for all Contract loans. We reserve the right to postpone distributing the loan amount from the fixed account for up to six months, if required.

       On each Contract anniversary we will compare the amount of the Contract loan to the amount in the loan reserve. If all Contract loans and unpaid accrued interest due on the loan exceed the amount in the loan reserve, we will withdraw the difference and transfer it to the loan reserve. If the amount of the loan reserve exceeds the amount of the outstanding Contract loan, we will withdraw the difference from the loan reserve and transfer it in accordance with your current premium payment allocation. We reserve the right to transfer the excess to the fixed account if the amount used to establish the loan reserve was transferred from the fixed account.

       If all Contract loans and unpaid interest due on the loan exceeds the cash value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount so that the loan no longer exceeds the cash value. If the excess amount is not paid within 31 days after we mail the notice, the Contract will terminate without value.

       You can repay any Contract loan in full:

        --     while the Contract is in force, and
        --     during the accumulation period.

       NOTE CAREFULLY: If you do not repay your Contract loan, we will subtract the amount of the unpaid loan balance plus interest from:

        --     the amount of any death benefit proceeds;
        --     the amount we pay upon a partial or complete surrender; or
        --     the amount we apply on the maturity date to provide annuity payments.

       You must pay interest on the loan at the rate of 5% per year. We deduct interest in arrears. Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 3%. Principal and interest must be repaid:

        --     in level quarterly or monthly payments over a 5-year period; or
        --     over a 10, 15 or 20-year period, if the loan is used to buy your principal residence.

       An extended repayment period cannot go beyond the year you turn 70 1/2.

       If:

        -- a repayment is not received within 31 days from the original due date;

       Then:

        -- a distribution of all Contract loans and unpaid accrued interest, and any applicable charges, including any surrender charge, will take place.

       This distribution will be reported as taxable to the Internal Revenue Service, may be subject to income and penalty tax, and may cause the Contract not to qualify under Section 401(a) or 403(b) of the Code.

       You may fax your loan request to us at 1-800-322-7361.

       The loan date is the date we process the loan request. For your protection, we will require a signature guarantee for any loan request with 30 days of an address change. For your protection, we will require a signature guarantee for any loan request within 30 days of an address change. We reserve the right to limit the number of Contract loans to one per Contract year.

8. PERFORMANCE

       We periodically advertise performance of the subaccounts and investment portfolios. We may disclose at least four different kinds of performance.

       First, we may disclose standardized total return figures for the subaccounts that reflect the deduction of all charges assessed during the accumulation period under the Contract, including the mortality and expense risk charge, the administrative charge, the annual Contract charge and the surrender charge. These figures are based on the actual historical performance of the subaccounts investing in the underlying portfolios since their inception, adjusted to reflect current Contract charges.

       Second, we may disclose total return figures on a non-standardized basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge currently assessed under the Contract. We will only disclose non-standardized performance data if it is accompanied by standardized total return data.

       Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

       Fourth, we may include in our advertising and sales materials, tax-deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets.

       The Series Fund prospectus presents the total return of certain existing SEC-registered funds that are managed by sub-advisers to the Series Fund portfolios. These funds have investment objectives, policies and strategies that are substantially similar to those of certain portfolios. We call the funds the "Similar Sub-Adviser Funds." None of the fees and charges under the Contract has been deducted from the performance data of the Similar Sub-Adviser Funds. If Contract fees and charges were deducted, the investment returns would be lower. The Similar Sub-Adviser Funds are not available for investment under the Contract.

       Appendix B contains performance information that you may find useful. It is divided into various parts, depending upon the type of performance information shown. Future performance will vary and future results will not be the same as the results shown.

9. DEATH BENEFIT

PAYMENTS ON DEATH

       We will pay a death benefit to your beneficiary, under certain circumstances, if you are both an owner and annuitant, and you die during the accumulation period. The beneficiary may choose to receive payment under a life annuity payment option; to continue the Contract in the accumulation period for a specified number of years; or to receive a lump sum distribution.

       If the beneficiary does not choose one of these options, then the default option for nonqualified Contracts is 5 years, and the default option for qualified Contracts is life expectancy. Please see Alternate Payment Elections Before the Maturity Date on page 41 for details.

       BEFORE THE MATURITY DATE. Payment of a death benefit depends on the status of the person who dies, as shown below:

----------------------------------------------------------------------------------
  PERSON WHO DIES BEFORE MATURITY DATE                    BENEFIT
----------------------------------------------------------------------------------
 If an owner and the annuitant are the    Then, the death benefit will be paid to
 SAME person, and that person dies:       the beneficiaries,(1)(2) or the
                                          surviving spouse may, in some cases,
                                          continue the Contract.(3)
----------------------------------------------------------------------------------
 If the surviving spouse who continued    Then, we pay the death benefit to the
 the Contract dies:                       beneficiaries, if surviving, otherwise
                                          to the surviving spouse's estate.
----------------------------------------------------------------------------------
 If an owner and the annuitant are NOT    Then, the owner becomes the annuitant
 the same person, and the annuitant dies  and the Contract continues.
 first:
----------------------------------------------------------------------------------
 If an owner and the annuitant are NOT    Then, the beneficiary(1)(4)(5)(6) named
 the same person, and an owner dies       by the deceased owner receives the cash
 first:                                   value.
----------------------------------------------------------------------------------

(1) The Code requires that payment to the beneficiaries be made in a certain manner and within certain strict timeframes. We discuss these timeframes in Alternate Payment Elections Before the Maturity Date below.

(2) If neither the surviving spouse nor any beneficiary is alive on the death report day, then the death benefit is paid to the owner's estate. If the sole beneficiary was living on the owner's date of death but died before the death report day, the death benefit is paid to the owner's estate, not to the beneficiary's estate.
(3) If the only beneficiary is an owner's surviving spouse, then the surviving spouse may elect to continue the Contract as the new owner and annuitant.
(4) If the sole beneficiary is alive and is the deceased owner's surviving spouse, then the Contract will continue indefinitely with the spouse as the new owner.
(5) If the beneficiary is alive, but is not the deceased owner's spouse at the time of death, then the beneficiary must receive the cash value in the manner and within the timeframes discussed below in Alternate Payment Elections Before the Maturity Date.
(6) If no beneficiary is alive, the owner's estate will become the new owner and the cash value must be distributed within 5 years of the deceased owner's death.

       Different rules apply if the owner is not a natural person. Please consult the SAI, your Contract or your agent for more details.

       AFTER THE MATURITY DATE. The death benefit paid after the start of annuity payments depends upon the annuity option you selected. See Fixed Annuity Payment Options and Variable Annuity Payment Options on page 15. Not all payment options provide for a death benefit.

       If an annuitant dies on or after the start of annuity payments, the remaining portion of any interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of the annuitant's death.

AMOUNT OF DEATH BENEFIT DURING THE ACCUMULATION PERIOD

       The death benefit may be paid as a lump sum; as substantially equal payments while the Contract continues in the accumulation period for a specified number of years; or as annuity payments but in all events will be paid in accordance with any applicable federal and state laws, rules and regulations.

       If an owner who is the annuitant dies during the accumulation period and if a death benefit is payable, the death benefit will be the greatest of:

        --     the annuity value of your Contract on the death report day;
        --     the total premium payments you make to the Contract as of the death report day, reduced by partial surrenders; or
        --     the annual step-up: On each Contract anniversary, a new
               "stepped-up" death benefit is determined. The stepped-up death benefit is equal to:
            -- the highest annuity value on any Contract anniversary before the annuitant's 81st birthday, increased for any premium payments you have made and decreased by the adjusted partial surrenders for any partial surrenders we have paid to you, following the Contract anniversary on which the highest annuity value occurs.

       The death benefit is not payable after the maturity date.

EFFECT OF ADJUSTED PARTIAL SURRENDER ON CERTAIN DEATH BENEFITS

       When you request a partial surrender, we will reduce the annual step-up death benefit under the Contract by an "adjusted partial surrender."

       A partial surrender will reduce the annual step-up death benefit by the amount of the partial surrender times the ratio of:

        --     the amount of the annual step-up death benefit immediately before the partial surrender, to
        --     the annuity value immediately before the partial surrender.

       We have included a more detailed explanation of this adjustment in the SAI.

       If the annual step-up death benefit is greater than the annuity value prior to the partial surrender, the adjusted partial surrender may be more than the amount of your request. For this reason, if a death benefit is paid after you have made a partial surrender, then the total amount paid as the death benefit could be less than the total premium payments.

ALTERNATE PAYMENT ELECTIONS BEFORE THE MATURITY DATE

       The beneficiary may elect to receive the death benefit in a lump sum payment, or (if the sole beneficiary is not your surviving spouse) to receive payment:

       1.    within 5 years of the date of the owner's death;
       2. as substantially equal payments over a specific number of years, not to exceed the beneficiary's life expectancy, with payments starting within one year of the owner's death; or
       3. under a life annuity payout option, with payments starting within one year of the owner's death.

       Multiple beneficiaries may choose individually among any of the three options.

       If the beneficiary chooses 1 or 2 above, this Contract remains in effect and remains in the accumulation period until it terminates at the end of the elected period. The death benefit becomes the new annuity value. Any payments made to the beneficiary under option 2 will be treated as adjusted partial surrenders. See Effect of Adjusted Partial Surrender on Certain Death Benefits above. If the beneficiary chooses 3 above, the Contract remains in effect, but moves into the annuity phase with the beneficiary receiving payments under a life annuity payout option. Special restrictions apply to 1 above. See the SAI for more details.

       These Alternate Payment Elections do not apply if the sole beneficiary is the surviving spouse of the deceased owner who continues the Contract. These Alternate Payment Elections do apply when we pay the cash value to the beneficiary on the death of the owner who is not the annuitant. When an owner who is not the annuitant dies, we do not increase the annuity value to equal the death benefit.

10. OTHER INFORMATION

OWNERSHIP

       You, as owner of the Contract, exercise all rights under the Contract, including the right to transfer ownership (subject to any assignee or irrevocable beneficiary's consent). You can change the owner at any time by notifying us in writing. An ownership change may be a taxable event.

ANNUITANT

       The annuitant is the person named in the application to receive annuity payments. If no person is named, the owner will be the annuitant. As of the maturity date, and upon our agreement, the owner may change the annuitant or, if either annuity Option C or Option E has been selected, add a joint annuitant. On the maturity date, the annuitant(s) will become the payee(s) and receive the annuity payments.

BENEFICIARY

       The beneficiary is the person who receives the death benefit when an owner who is also the annuitant dies. If an owner who is not the annuitant dies before the annuitant and the beneficiary is not the owner's spouse, the beneficiary will become the new owner and receive the cash value. You may change the beneficiary during the lifetime of the annuitant, subject to the rights of any irrevocable beneficiary. Any change must be made in writing and received by us at our administrative office and, if accepted, will be effective as of the date on which the request was signed by the owner. Prior to the maturity date, if the owner who is the annuitant dies, and no beneficiary is alive on the death report day, the owner's estate will be the beneficiary. In the case of certain qualified Contracts, the Treasury Regulations prescribe certain limitations on the designation of a beneficiary. See the SAI for more details on the beneficiary.

ASSIGNMENT

       You can also assign the Contract any time prior to the maturity date. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified Contract, and such assignments may be subject to tax penalties and taxed as distributions under the Code.

AUSA LIFE INSURANCE COMPANY, INC.

       AUSA was incorporated on October 3, 1947 under the name Zurich Life Insurance Company under the laws of New York. AUSA is subject to regulation by the Superintendent of Insurance of New York as well as by the insurance departments of all other states and jurisdictions in which it does business. It is engaged in the business of writing life insurance policies and annuity contracts. AUSA is wholly owned by First AUSA Life Insurance Company, a stock life insurance company which is wholly owned indirectly by AEGON USA, Inc. ("AEGON USA"), which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. AUSA is licensed to sell insurance in 49 states, including New York, and in the District of Columbia.

THE SEPARATE ACCOUNT

       AUSA established a separate account, called the AUSA Series Annuity Account, under the laws of the State of New York on March 20, 2001. The separate account is divided into subaccounts, each of which invests exclusively in shares of a mutual fund portfolio. Currently, there are 29 subaccounts offered through this Contract. AUSA may add, delete or substitute subaccounts or investments held by the subaccounts, and reserves the right to change the investment objective of any subaccount, subject to applicable law as described in the SAI. In addition, the separate account may be used for other variable annuity contracts issued by AUSA.

       The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the contracts of the separate account or AUSA.

       The assets of the separate account are held in AUSA's name on behalf of the separate account and belong to AUSA. However, the assets underlying the Contracts are not chargeable with liabilities arising out of any other business AUSA may conduct. The income, gains and losses, realized and unrealized, from the assets allocated to each subaccount are credited to and charged against that subaccount without regard to the income, gains and losses from any other of our accounts or subaccounts.

       Information about the separate account can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site (www.sec.gov) that contains other information regarding the separate account.

EXCHANGES

       You can generally exchange one annuity contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old contract, and there will be a new surrender charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income tax, and penalty tax, on the exchange. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise).

VOTING RIGHTS

       AUSA will vote all shares of the portfolios in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio. More information on voting rights is provided in the SAI.

DISTRIBUTION OF THE CONTRACTS

       AFSG is the principal underwriter of the Contracts. Like AUSA, it is an indirect wholly owned subsidiary of AEGON USA. It is located at 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001. AFSG is registered as a broker/dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. (the "NASD"). More information about AFSG is available at www.nasdr.com or by calling 1-800-289-9999.

       AFSG will receive the 12b-1 fees assessed against the Fidelity VIP Funds' shares held for the Contracts as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP Funds held for the Contracts as compensation for providing certain recordkeeping services.

       The Contracts are offered to the public through broker/dealers licensed under the federal securities laws and state insurance laws and who have entered into written sales agreements with AFSG, including InterSecurities, Inc. and World Group Securities, Inc., affiliates of AUSA. We will generally pay broker/dealers sales commissions in an amount up to 6% of premium payments. In addition, broker/dealers may receive commissions on an ongoing basis up to 0.20% of the annuity value in each Contract year, starting at the end of the first quarter of the second Contract year, grading upward to as much as 0.50% of the annuity value starting in the 12th Contract year. These ongoing commissions are provided when the Contract has an annuity value of $5,000 or more in the subaccounts. These commissions are not deducted from premium payments. Certain production, persistency and managerial bonuses may also be paid. Alternatively, compensation schedules may be structured to pay lower compensation amounts on premium payments with higher ongoing commissions starting at an earlier duration. Subject to applicable federal and state laws and regulations, we may also pay compensation to banks and other financial institutions for their services in connection with the sale and servicing of the Contracts. The level of such compensation will not exceed that paid to broker/dealers for their sale of the Contracts.

       To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

       We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on sales of the Contracts, including other sales incentives, are not directly charged to Contract owners or the separate account.

       We offer the Contracts on a continuous basis. We anticipate continuing the offering of the Contracts. However, we reserve the right to discontinue the offering at any time.

NON-PARTICIPATING CONTRACT

       The Contract does not participate or share in the profits or surplus earnings of AUSA. No dividends are payable on the Contract.

IMSA

       We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

LEGAL PROCEEDINGS

       AUSA, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement or on AUSA's ability to meet its obligations under the Contract.

FINANCIAL STATEMENTS

       The financial statements of AUSA are included in the SAI. There are no financial statements for the separate account as of the date of this prospectus.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                    Definitions of Special Terms
                    The Contract -- General Provisions
                    Certain Federal Income Tax Consequences
                    Investment Experience
                    Historical Performance Data
                    Published Ratings
                    Administration
                    Records and Reports
                    Distribution of the Contracts
                    Other Products
                    Custody of Assets
                    Legal Matters
                    Independent Auditors
                    Other Information
                    Financial Statements

Inquiries and requests for an SAI should be directed to:

                    AUSA Life
                    Administrative Office
                    Attention: Annuity Department
                    P.O. Box 9054
                    Clearwater, Florida 33758-9054
                    1-800-322-7353
                    (Monday-Friday 8:00 a.m.-5:00 p.m. Eastern Time)

APPENDIX A

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       The subaccounts available under this Contract have not yet commenced operations. Therefore, there is no history of accumulation unit values for the subaccounts.

APPENDIX B

HISTORICAL PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STANDARDIZED PERFORMANCE DATA

       We may advertise historical yields and total returns for the subaccounts of the separate account. These figures are based on historical earnings and will be calculated according to guidelines from the SEC. They do not indicate future performance. Because the separate account has not commenced operations as of the date of this prospectus, there is no standardized performance for the subaccounts. We will provide standardized performance in this prospectus when it is available.

       AUSA J.P. MORGAN MONEY MARKET SUBACCOUNT. The yield of the AUSA J.P. Morgan Money Market subaccount is the annualized income generated by an investment in the subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period, not including capital changes or income other than investment income, is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but we assume that the income earned is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

       OTHER SUBACCOUNTS. The YIELD of a subaccount, other than the AUSA J.P. Morgan Money Market subaccount, refers to the annualized income generated by an investment in the subaccount over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment.

       The TOTAL RETURN of a subaccount assumes that an investment has been held in a subaccount for various periods of time including a period measured from the date the first subaccount investing in the underlying portfolios began operations. When the first subaccount investing in the underlying portfolios has been in operation for 1, 5, and 10 years, the total return for these periods will be provided, adjusted to reflect current subaccount charges. The total return quotations will represent the average annual compounded rates of return of investment of $1,000 in the subaccount as of the last day of each period. We do not show performance for subaccounts in operation for less than 6 months.

       The yield and total return calculations for a subaccount are not reduced by any applicable premium taxes. For additional information regarding yields and total returns, please refer to the SAI.

NON-STANDARDIZED PERFORMANCE DATA

       In addition to the standardized data discussed above, similar performance data for other periods may also be shown.

       We may from time to time also advertise or disclose average annual total return or other performance data in non-standardized formats for the subaccounts. The non-standardized performance data may make different assumptions regarding the amount invested, the time periods shown, or the effect of partial surrenders or annuity payments.

       All non-standardized performance data will be advertised only if the standardized performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the SAI.

ADJUSTED HISTORICAL PORTFOLIO PERFORMANCE DATA

       We may disclose historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance would include data that precedes the inception dates of the subaccounts investing in the underlying portfolios. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time, based on the portfolio's performance. This data assumes that the subaccounts available under the Contract were in existence for the same period as the portfolio with a level of charges equal to those currently assessed under the Contract. This data is not intended to indicate future performance.

ADJUSTED HISTORICAL AVERAGE ANNUAL TOTAL RETURNS OF THE PORTFOLIOS (ASSUMING SURRENDER)

       Based on the method of calculation described in the SAI, the adjusted historical average annual total returns of the portfolios for periods from inception of the underlying portfolios to December 31, 2000, and for the one, five and ten-year periods ended December 31, 2000 are shown in Table 1 below. Although the Contract and the subaccounts did not exist during the periods shown in Table 1, the returns of the portfolios shown have been adjusted to reflect current charges imposed under the Contract. Total returns shown in Table 1 reflect deductions of 1.00% for the mortality and expense risk charge, 0.40% for the administrative charge, $30 for the annual Contract charge and the applicable surrender charge. (Based on an anticipated average Contract size of $10,000, the annual Contract charge translates into a charge of 0.30%.) Total returns also assume a complete surrender of the Contract at the end of the period; therefore, the surrender charge is deducted.

                                    TABLE 1
       ADJUSTED HISTORICAL AVERAGE ANNUAL TOTAL RETURNS OF THE PORTFOLIOS
                              (ASSUMES SURRENDER)

                (TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.40%)

--------------------------------------------------------------------------------------------------------------------------------
                                                       1 YEAR       5 YEARS       10 YEARS     INCEPTION OF THE    PORTFOLIO
                                                       ENDED         ENDED         ENDED         PORTFOLIO TO      INCEPTION
PORTFOLIO                                            12/31/2000    12/31/2000    12/31/2000       12/31/2000         DATE
--------------------------------------------------------------------------------------------------------------------------------
 J.P. Morgan Money Market(1)                            -2.41%        3.12%         3.12%             3.61%        10/02/86
---------------------------------------------------
 AEGON Bond                                              2.28%        2.94%         6.25%             6.72%        10/02/86
---------------------------------------------------
 Janus Growth                                          -36.97%       18.80%        17.84%            17.55%        10/02/86
---------------------------------------------------
 LKCM Strategic Total Return                           -12.15%        8.46%          N/A              9.83%        03/01/93
---------------------------------------------------
 Van Kampen Emerging Growth                            -20.19%       26.91%          N/A             24.10%        03/01/93
---------------------------------------------------
 Alger Aggressive Growth                               -39.32%       16.67%          N/A             16.89%        03/01/94
---------------------------------------------------
 Federated Growth & Income                              20.30%        9.93%          N/A              9.83%        03/01/94
---------------------------------------------------
 Transamerica Value Balanced                             8.52%        7.65%          N/A              9.57%        01/03/95
---------------------------------------------------
 NWQ Value Equity                                        6.53%         N/A           N/A              9.47%        05/01/96
---------------------------------------------------
 International Equity(2)                               -23.22%         N/A           N/A              3.92%        01/02/97
---------------------------------------------------
 GE U.S. Equity                                         -9.22%         N/A           N/A             13.88%        01/02/97
---------------------------------------------------
 Third Avenue Value                                     26.51%         N/A           N/A             10.23%        01/02/98
---------------------------------------------------
 J.P. Morgan Real Estate Securities                     20.74%         N/A           N/A             -1.50%        05/01/98
---------------------------------------------------
 Goldman Sachs Growth                                  -16.35%         N/A           N/A             -0.92%        05/03/99
---------------------------------------------------
 Munder Net50                                           -8.71%         N/A           N/A              4.32%        05/03/99
---------------------------------------------------
 T. Rowe Price Dividend Growth                           1.28%         N/A           N/A             -4.72%        05/03/99
---------------------------------------------------
 T. Rowe Price Small Cap                               -16.78%         N/A           N/A              9.77%        05/03/99
---------------------------------------------------
 Salomon All Cap                                         9.59%         N/A           N/A             15.18%        05/03/99
---------------------------------------------------
 Pilgrim Baxter Mid Cap Growth                         -22.63%         N/A           N/A             23.37%        05/03/99
---------------------------------------------------
 Dreyfus Mid Cap                                         4.29%         N/A           N/A              6.57%        05/03/99
---------------------------------------------------
 Value Line Aggressive Growth(3)                          N/A          N/A           N/A            -17.57%        05/01/00
---------------------------------------------------
 Great Companies -- America(SM(3)                         N/A          N/A           N/A              5.70%        05/01/00
---------------------------------------------------
 Great Companies -- Technology(SM(3)                      N/A          N/A           N/A            -40.25%        05/01/00
---------------------------------------------------
 Great Companies -- Global(2(4)                           N/A          N/A           N/A               N/A         09/01/00
---------------------------------------------------
 Gabelli Global Growth(4)                                 N/A          N/A           N/A               N/A         09/01/00
---------------------------------------------------
 LKCM Capital Growth(4)                                   N/A          N/A           N/A               N/A         12/01/00
---------------------------------------------------
 Fidelity VIP III Growth Opportunities Portfolio --
   Service Class 2                                        N/A          N/A           N/A            -21.67%        01/03/95
---------------------------------------------------
 Fidelity VIP II Contrafund(R) Portfolio -- Service
   Class 2                                                N/A          N/A           N/A            -13.50%        01/03/95
---------------------------------------------------
 Fidelity VIP Equity-Income Portfolio -- Service
   Class 2                                                N/A          N/A           N/A              2.51%        10/09/86
---------------------------------------------------

(1) Yield more closely reflects the current earnings of the J.P. Morgan Money Market portfolio than its total return. An investment in the J.P. Morgan Money Market portfolio is not insured or guaranteed by the FDIC. While this portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this portfolio.
(2)Effective March 1, 2002, subject to Board and shareholder approval, this portfolio will be renamed American Century International.
(3) Not annualized.
(4) We do not show performance for portfolios with less than 6 months performance.

ADJUSTED HISTORICAL AVERAGE ANNUAL TOTAL RETURNS OF THE PORTFOLIOS (ASSUMING NO SURRENDER)

       Based on the method of calculation described in the SAI, the adjusted historical average annual total returns of the portfolios, assuming no surrender, for periods from inception of the portfolios to December 31, 2000, and for the one, five and ten-year periods ended December 31, 2000 are shown in Table 2 below. Total returns shown reflect deductions of 1.00% for the mortality and expense risk charge, 0.40% for the administrative charge and $30 for the annual Contract charge. (Based on an anticipated average Contract size of $10,000, the annual Contract charge translates into a charge of 0.30%.) The adjusted historical average annual total return figures of the portfolios shown in Table 2 are based on the assumption that the Contract is not surrendered; therefore, the surrender charge is not imposed.

                                    TABLE 2
       ADJUSTED HISTORICAL AVERAGE ANNUAL TOTAL RETURNS OF THE PORTFOLIOS
                             (ASSUMES NO SURRENDER)

                (TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.40%)

--------------------------------------------------------------------------------------------------------------------------------
                                                       1 YEAR       5 YEARS       10 YEARS     INCEPTION OF THE    PORTFOLIO
                                                       ENDED         ENDED         ENDED         PORTFOLIO TO      INCEPTION
PORTFOLIO                                            12/31/2000    12/31/2000    12/31/2000       12/31/2000         DATE
--------------------------------------------------------------------------------------------------------------------------------
 J.P. Morgan Money Market(1)                             4.59%        3.81%         3.12%             3.61%        10/02/86
---------------------------------------------------
 AEGON Bond                                              9.28%        3.64%         6.25%             6.72%        10/02/86
---------------------------------------------------
 Janus Growth                                          -29.97%       19.19%        17.84%            17.55%        10/02/86
---------------------------------------------------
 LKCM Strategic Total Return                            -5.15%        9.03%          N/A              9.83%        03/01/93
---------------------------------------------------
 Van Kampen Emerging Growth                            -13.19%       27.21%          N/A             24.10%        03/01/93
---------------------------------------------------
 Alger Aggressive Growth                               -32.32%       17.10%          N/A             17.01%        03/01/94
---------------------------------------------------
 Federated Growth & Income                              27.30%       10.47%          N/A             10.00%        03/01/94
---------------------------------------------------
 Transamerica Value Balanced                            15.52%        8.24%          N/A              9.89%        01/03/95
---------------------------------------------------
 NWQ Value Equity                                       13.53%         N/A           N/A             10.08%        05/01/96
---------------------------------------------------
 International Equity(2)                               -16.22%         N/A           N/A              5.02%        01/02/97
---------------------------------------------------
 GE U.S. Equity                                         -2.22%         N/A           N/A             14.72%        01/02/97
---------------------------------------------------
 Third Avenue Value                                     33.51%         N/A           N/A             11.86%        01/02/98
---------------------------------------------------
 J.P. Morgan Real Estate Securities                     27.74%         N/A           N/A              0.76%        05/01/98
---------------------------------------------------
 Goldman Sachs Growth                                   -9.35%         N/A           N/A              3.26%        05/03/99
---------------------------------------------------
 Munder Net50                                           -1.71%         N/A           N/A              8.37%        05/03/99
---------------------------------------------------
 T. Rowe Price Dividend Growth                           8.28%         N/A           N/A             -0.43%        05/03/99
---------------------------------------------------
 T. Rowe Price Small Cap                                -9.78%         N/A           N/A             13.69%        05/03/99
---------------------------------------------------
 Salomon All Cap                                        16.59%         N/A           N/A             18.98%        05/03/99
---------------------------------------------------
 Pilgrim Baxter Mid Cap Growth                         -15.63%         N/A           N/A             27.01%        05/03/99
---------------------------------------------------
 Dreyfus Mid Cap                                        11.29%         N/A           N/A             10.56%        05/03/99
---------------------------------------------------
 Value Line Aggressive Growth(3)                          N/A          N/A           N/A            -10.57%        05/01/00
---------------------------------------------------
 Great Companies -- America(SM(3)                         N/A          N/A           N/A             12.70%        05/01/00
---------------------------------------------------
 Great Companies -- Technology(SM(3)                      N/A          N/A           N/A            -33.25%        05/01/00
---------------------------------------------------
 Great Companies -- Global(2(4)                           N/A          N/A           N/A               N/A         09/01/00
---------------------------------------------------
 Gabelli Global Growth(4)                                 N/A          N/A           N/A               N/A         09/01/00
---------------------------------------------------
 LKCM Capital Growth(4)                                   N/A          N/A           N/A               N/A         12/01/00
---------------------------------------------------
 Fidelity VIP III Growth Opportunities Portfolio --
   Service Class 2                                        N/A          N/A           N/A            -14.67%        01/03/95
---------------------------------------------------
 Fidelity VIP II Contrafund(R) Portfolio -- Service
   Class 2                                                N/A          N/A           N/A             -6.50%        01/03/95
---------------------------------------------------
 Fidelity VIP Equity-Income Portfolio -- Service
   Class 2                                                N/A          N/A           N/A              9.51%        10/09/86
---------------------------------------------------

(1) Yield more closely reflects the current earnings of the J.P. Morgan Money Market portfolio than its total return. An investment in the J.P. Morgan Money Market portfolio is not insured or guaranteed by the FDIC. While this portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this portfolio.
(2) Effective March 1, 2002, subject to Board and shareholder approval, this portfolio will be renamed American Century International.
(3) Not annualized.
(4) We do not show performance for portfolios with less than 6 months performance.

                       STATEMENT OF ADDITIONAL INFORMATION

                            AUSA FREEDOM PREMIER(SM)
                                VARIABLE ANNUITY

                                 Issued through
                           AUSA SERIES ANNUITY ACCOUNT

                                   Offered by
                        AUSA LIFE INSURANCE COMPANY, INC.

                             ADMINISTRATIVE OFFICE:
                                 P. O. Box 9054
                         Clearwater, Florida 33758-9054
                     PLEASE SEND ALL PREMIUM PAYMENTS, LOAN
                  REPAYMENTS, CORRESPONDENCE AND NOTICES TO THE
                           ADMINISTRATIVE OFFICE ONLY.

                                  HOME OFFICE:
                              4 Manhattanville Road
                            Purchase, New York 10577

This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the AUSA Freedom Premier(SM) variable annuity offered by AUSA Life Insurance Company, Inc. You may obtain a copy of the prospectus dated January 29, 2002 by calling 1-800-322-7353 (Monday -- Friday 8:00 a.m. -- 5:00 p.m. Eastern Time), or by writing to the administrative office, AUSA Life, Annuity Department, P.O. Box 9054, Clearwater, Florida 33758-9054. The prospectus sets forth information that a prospective investor should know before investing in a Contract. Terms used in the current prospectus for the Contract are incorporated in this SAI.

THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT AND THE AUSA SERIES ANNUITY ACCOUNT.


                             DATED: JANUARY 29, 2002

                                TABLE OF CONTENTS

                                                                                                                        PAGE
                                                                                                                        ----
DEFINITIONS OF SPECIAL TERMS......................................................................................         1

THE CONTRACT -- GENERAL PROVISIONS................................................................................         3
     Owner........................................................................................................         3
     Entire Contract..............................................................................................         3
     Misstatement of Age or Gender................................................................................         3
     Addition, Deletion or Substitution of Investments............................................................         3
     Annuity Payment Options......................................................................................         4
     Death Benefit................................................................................................         4
     Assignment...................................................................................................         7
     Proof of Age, Gender and Survival............................................................................         7
     Non-Participating............................................................................................         7

CERTAIN FEDERAL INCOME TAX CONSEQUENCES ..........................................................................         7
     Tax Status of the Contract...................................................................................         7
     Taxation of AUSA.............................................................................................        10

INVESTMENT EXPERIENCE.............................................................................................        10
     Accumulation Units...........................................................................................        10
     Accumulation Unit Value......................................................................................        10
     Annuity Unit Value and Annuity Payment Rates.................................................................        10

HISTORICAL PERFORMANCE DATA ......................................................................................        12
     Money Market Yields..........................................................................................        12
     Other Subaccount Yields......................................................................................        13
     Total Returns................................................................................................        13
     Other Performance Data.......................................................................................        14
     Advertising and Sales Literature.............................................................................        14

PUBLISHED RATINGS.................................................................................................        14

ADMINISTRATION....................................................................................................        15

RECORDS AND REPORTS...............................................................................................        15

DISTRIBUTION OF THE CONTRACTS.....................................................................................        15

OTHER PRODUCTS....................................................................................................        15

CUSTODY OF ASSETS.................................................................................................        16

LEGAL MATTERS.....................................................................................................        16

INDEPENDENT AUDITORS..............................................................................................        16

OTHER INFORMATION.................................................................................................        16

FINANCIAL STATEMENTS..............................................................................................        16

                          DEFINITIONS OF SPECIAL TERMS

------------------------------------------------------------------------------------------------------------------------------------
accumulation period                The period between the Contract date and the maturity date while the Contract is in force.
------------------------------------------------------------------------------------------------------------------------------------
accumulation unit value            An accounting unit of measure we use to calculate subaccount values during the accumulation period.
------------------------------------------------------------------------------------------------------------------------------------
administrative                     Our administrative office and mailing address is P. O. Box 9054, Clearwater,
office                             Florida 33758-9054 (8550 Ulmerton Road, Suite 101, Largo, Florida 33771 for
                                   overnight deliveries). Our street address is 570 Carillon Parkway, St. Petersburg,
                                   Florida 33716. Our phone number is 1-800-322-7353. PLEASE SEND ALL
                                   PREMIUM PAYMENTS, LOAN REPAYMENTS, CORRESPONDENCE AND NOTICES TO OUR
                                   ADMINISTRATIVE OFFICE AND MAILING ADDRESS.
------------------------------------------------------------------------------------------------------------------------------------
age                                The issue age is the annuitant's age on his/her birthday immediately preceding the Contract date. Attained age is the issue age plus the number of completed
                                   Contract years. When we use the term "age" in this SAI, it has the same meaning as "attained age" in the Contract.
------------------------------------------------------------------------------------------------------------------------------------
annuitant                          The person you named in the application (or later changed), to receive annuity payments. The annuitant may be changed as provided in the Contract's death benefit provisions and annuity provision.
------------------------------------------------------------------------------------------------------------------------------------
annuity unit value                 An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.
------------------------------------------------------------------------------------------------------------------------------------
annuity value                      The sum of the separate account value and the fixed account value at the end of any valuation period.
------------------------------------------------------------------------------------------------------------------------------------
AUSA                               AUSA Life Insurance Company, Inc.
(we, us, our)
------------------------------------------------------------------------------------------------------------------------------------
beneficiary(ies)                   The person(s) you elect to receive the death benefit proceeds under the Contract.
------------------------------------------------------------------------------------------------------------------------------------
cash value                         The annuity value less any applicable premium taxes and any surrender charge.
------------------------------------------------------------------------------------------------------------------------------------
Code                               The Internal Revenue Code of 1986, as amended.
------------------------------------------------------------------------------------------------------------------------------------
Contract anniversary               The same day in each succeeding year as the Contract date. If there is no day in a calendar year which coincides with the Contract date, the Contract anniversary will be the first day of the next month.
------------------------------------------------------------------------------------------------------------------------------------
Contract date                      The later of the date on which the initial premium payment is received, or the date that the properly completed application is received, at AUSA's administrative office. We measure Contract years, Contract months and Contract anniversaries from the Contract date.
------------------------------------------------------------------------------------------------------------------------------------
death report day                   The valuation date on which we have received both proof of death of the owner who is the annuitant and your beneficiary's election regarding payment.
------------------------------------------------------------------------------------------------------------------------------------
fixed account                      An option to which you can direct your money under the Contract, other than the separate account. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account.
------------------------------------------------------------------------------------------------------------------------------------
fixed account value                During the accumulation period, your Contract's value in the fixed account.
------------------------------------------------------------------------------------------------------------------------------------
funds                              Investment companies which are registered with the U.S. Securities and Exchange Commission.  The
                                   Contract allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Contract in the future.
------------------------------------------------------------------------------------------------------------------------------------
home office                        Our home office address is 4 Manhattanville Road, Purchase, New York 10577. PLEASE DO NOT
                                   SEND ANY MONEY, CORRESPONDENCE OR NOTICES TO THIS ADDRESS; PLEASE SEND THEM TO THE
                                   ADMINISTRATIVE OFFICE.
------------------------------------------------------------------------------------------------------------------------------------
in force                           Condition under which the Contract is active and the owner is entitled to exercise all rights under the Contract.
------------------------------------------------------------------------------------------------------------------------------------
maturity date                      The date on which the accumulation period ends and annuity payments begin. The latest maturity date is the annuitant's 90th birthday.
------------------------------------------------------------------------------------------------------------------------------------
NYSE                               New York Stock Exchange.
------------------------------------------------------------------------------------------------------------------------------------
nonqualified Contracts             Contracts issued other than in connection with retirement plans.
------------------------------------------------------------------------------------------------------------------------------------
owner                              The person(s) entitled to exercise all rights under the Contract. The annuitant is the
(you, your)                        owner unless the application states otherwise, or unless a change of ownership is made at a later time.
------------------------------------------------------------------------------------------------------------------------------------
portfolio                          A separate investment portfolio of a fund.
------------------------------------------------------------------------------------------------------------------------------------
premium payments                   Amounts paid by an owner or on the owner's behalf to AUSA as consideration for the benefits provided by the Contract. When we use the term "premium payment" in this SAI, it has the same meaning as "net premium payment" in the Contract, which means the premium payment less any applicable premium taxes.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
qualified Contracts                Contracts issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.
------------------------------------------------------------------------------------------------------------------------------------
separate account                   AUSA Series Annuity Account, a unit investment trust consisting of subaccounts. Each subaccount of the separate account invests solely in shares of a corresponding portfolio of a fund.
------------------------------------------------------------------------------------------------------------------------------------
separate account value             During the accumulation period, your Contract's value in the separate account, which equals the sum of the values in each subaccount.
------------------------------------------------------------------------------------------------------------------------------------
subaccount                         A subdivision of the separate account that invests exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you select a variable annuity payment option.
------------------------------------------------------------------------------------------------------------------------------------
surrender                          The termination of a Contract at the option of the owner.
------------------------------------------------------------------------------------------------------------------------------------
valuation date/                    Each day on which the NYSE is open for trading, except when a subaccount's corresponding
business day                       portfolio does not value its shares. AUSA is open for business on each day that the NYSE is open. When we use the term "business day," it has the same meaning as valuation date.
------------------------------------------------------------------------------------------------------------------------------------
valuation period                   The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.
------------------------------------------------------------------------------------------------------------------------------------

In order to supplement the description in the prospectus, the following provides additional information about AUSA and the Contract, which may be of interest to a prospective purchaser.

                        THE CONTRACT--GENERAL PROVISIONS

OWNER

The Contract shall belong to the owner upon issuance of the Contract after completion of an application and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the Contract; (2) surrender the Contract; (3) amend or modify the Contract with AUSA's consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the Contract. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary.

The owner may change the ownership of the Contract in a written notice. When this change takes effect, all rights of ownership in the Contract will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner, the change will take effect as of the date AUSA accepts the written notice. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership. Changing the owner cancels any prior choice of owner, but does not change the designation of the beneficiary or the annuitant.

ENTIRE CONTRACT

The Contract and any endorsements thereon and the Contract application constitute the entire contract between AUSA and the owner. All statements in the application are representations and not warranties. No statement will cause the Contract to be void or to be used in defense of a claim unless contained in the application.

MISSTATEMENT OF AGE OR GENDER

If the age or gender of the annuitant has been misstated, AUSA will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or gender. The dollar amount of any underpayment AUSA makes shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by AUSA due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant may be established at any time by the submission of proof AUSA finds satisfactory.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the separate account or that the separate account may purchase. We reserve the right to eliminate the shares of any portfolios of a fund and to substitute shares of another portfolio of a fund (or of another open-end registered investment company) if the shares of a portfolio are no longer available for investment or, if in our judgment further investment in any portfolio should become inappropriate in view of the purposes of the separate account. We will not, however, substitute shares attributable to an owner's interest in a subaccount without notice to, and prior approval of, the Securities and Exchange Commission (the "SEC") to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or other applicable law.

We also reserve the right to establish additional subaccounts, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of AUSA, marketing, tax, investment or other conditions warrant, and any new subaccounts will be made available to existing owners on a basis to be determined by AUSA. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant.

In the event of any such substitution or change, we may make such changes in the Contracts and other annuity contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the separate account may be operated as a management company under the 1940 Act, or subject to any required approval, it may be deregistered under the 1940 Act in the event such registration is no longer required.

We reserve the right to change the investment objective of any subaccount. Additionally, if required by law or regulation, we will not materially change an investment objective of the separate account or of a portfolio designated for a subaccount unless a statement of change is filed with and approved by the appropriate insurance official of the state of AUSA's domicile, or deemed approved in accordance with such law or regulation.

ANNUITY PAYMENT OPTIONS

During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under Payment Option D as Variable Life Income with 10 years of guaranteed payments.

Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date, which cannot be changed thereafter and will remain in effect until the Contract terminates. If a separate account annuity option is chosen, the owner must include in the written notice the subaccount allocation of the annuity proceeds as of the maturity date. If we do not receive that form or other written notice acceptable to us prior to the maturity date, the Contract's existing allocation options will remain in effect until the Contract terminates. The owner may also, prior to the maturity date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity option and payment frequency provides for payments of at least $20 per period. If none of these is possible, a lump sum payment will be made.

Determination of the First Variable and Fixed Payment. The amount of the first variable and fixed annuity payment is determined by multiplying the annuity proceeds times the appropriate rate for the annuity option selected. The rates are based on the Society of Actuaries "Annuity 2000" (male, female, and unisex if required by law) Mortality Table with Projection Scale G, and variable rates are based on a 5% effective annual assumed investment return. Neither expenses actually incurred, other than taxes on the investment return, nor mortality actually experienced, shall adversely affect the dollar amount of variable annuity payments after such payments have commenced.

The amount of the first annuity payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant's actual age nearest birthday, at the maturity date, adjusted as follows:

                  MATURITY DATE                        ADJUSTED AGE
                  -------------                        ------------
                  Before 2010                          Actual Age
                  2010-2019                            Actual Age minus 1
                  2020-2026                            Actual Age minus 2
                  2027-2033                            Actual Age minus 3
                  2034-2040                            Actual Age minus 4
                  After 2040                           As determined by AUSA

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. The amount of variable annuity payments after the first will increase or decrease according to the annuity unit value which reflects the investment experience of the selected subaccount(s). Each variable annuity payment after the first will be equal to the number of units attributable to the Contract in each selected subaccount multiplied by the annuity unit value of that subaccount on the date the payment is processed. The number of such units is determined by dividing the first payment allocated to that subaccount by the annuity unit value of that subaccount on the date the first annuity payment is processed.

DEATH BENEFIT

Adjusted Partial Surrender. A partial surrender will reduce the amount of your annual step-up death benefit by an amount called the adjusted partial surrender. The reduction depends on the relationship between the annual step-up death benefit and annuity value. The adjusted partial surrender is the amount of a partial surrender times the ratio of [(a) divided by (b)] where:

(a) is the amount of the annual step-up death benefit prior to the excess partial surrender; and
(b)      is the annuity value prior to the excess partial surrender.

THE FOLLOWING EXAMPLES DESCRIBE THE EFFECT OF SURRENDER ON THE ANNUAL STEP-UP DEATH BENEFIT AND ANNUITY VALUE.

                                    EXAMPLE 1
                           (Assumed Facts for Example)

$   75,000      current annual step-up death benefit (ASUDB) before surrender
$   50,000      current annuity value before surrender
$   75,000      current death benefit (larger of annuity value and ASUDB)
         6%     current surrender charge percentage
$   15,000      requested partial surrender
$   10,000      surrender charge-free amount
$    5,000      excess partial surrender-EPS  (amount subject to surrender charge)
$   319.15      surrender charge on EPS = 0.06*(5,319.15)
$ 5,319.15      reduction in annuity value due to excess partial surrender = 5000 + 319.15
$22,978.73      adjusted partial surrender = $15,319.15* (75,000/50,000)
$52,021.27      new ASUDB (after partial surrender) = 75,000 -- 22,978.73
$34,680.85      new annuity value (after partial surrender) = 50,000 -- 15,319.15

SUMMARY:
Reduction in ASUDB                =  $22,978.73
Reduction in annuity value        =  $15,319.15

NOTE: In Example 1, the ASUDB is reduced more than the annuity value since the ASUDB was greater than the annuity value just prior to the partial surrender.


                                    EXAMPLE 2
                           (Assumed Facts for Example)

$   50,000      current annual step-up death benefit (ASUDB) before surrender
$   75,000      current annuity value before partial surrender
$   75,000      current death benefit (larger of annuity value and ASUDB)
         6%     current surrender charge percentage
$   15,000      requested partial surrender
$   11,250      surrender charge-free amount
$    3,750      excess partial surrender-EPS  (amount subject to surrender charge)
$   239.36      surrender charge on EPS = 0.06* (3,989.36)
$ 3,989.36      reduction in annuity value due to EPS = 3,750 + 239.36
$15,239.36      adjusted partial surrender = $15,239.36* (75,000/75,000)
$34,760.64      new ASUDB (after partial surrender) = 50,000 -- 15,239.36
$59,760.64      new annuity value (after partial surrender) = 75,000 -- 11,250 -- 3,989.36

SUMMARY:
Reduction in ASUDB                =  $15,239.36
Reduction in annuity value        =  $15,239.36

NOTE: In Example 2, the ASUDB and annuity value are reduced by the same amount since the annuity value was higher than the ASUDB just prior to the partial surrender.

Death of Owner. Federal tax law requires that if any owner dies before the maturity date, then the entire value of the Contract must generally be distributed within five years of the date of death of such owner. Special rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) an owner is not a natural person and the primary annuitant dies or is changed, or
(3) any owner dies after the maturity date. See Certain Federal Income Tax Consequences on page 7 for a detailed description of these rules. Other rules may apply to qualified Contracts.

If an owner is not the annuitant and dies before the annuitant:

- if no beneficiary is named and alive on the death report day, the owner's estate will become the new owner. The cash value must be distributed within five years of the former owner's death;
- if the beneficiary is alive and is the owner's spouse, the Contract will continue with the spouse as the new owner; or
- if the beneficiary is alive and is not the owner's spouse, the beneficiary will become the new owner. The cash value must be distributed either:
         -        within five years of the former owner's death; or
         - over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner's death; or
         - over a period that does not exceed the life expectancy (as defined by the Code and regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner's death.

Death of Annuitant. Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the Contract, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options unless a settlement agreement is effective at the owner's death preventing such election.

If the annuitant who is not an owner dies during the accumulation period and the owner is a natural person other than the annuitant, the owner will automatically become the annuitant and this Contract will continue. If the annuitant dies during the accumulation period and an owner is either (1) the same individual as the annuitant; or (2) other than a natural person, then the death benefit proceeds are payable to the beneficiary.

If the annuitant who is an owner dies before the maturity date, and the beneficiary is not the deceased annuitant's spouse, (1) the death benefit must be distributed within five years of the date of the annuitant/deceased owner's death, or (2) payments must begin no later than one year after the annuitant/deceased owner's death and must be made for the beneficiary's lifetime or for a period certain (so long as any certain period does not exceed the beneficiary's life expectancy). Death proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the annuitant/deceased owner's death. If the sole beneficiary is the annuitant/deceased owner's surviving spouse, such spouse may elect to continue the Contract as the new annuitant and owner instead of receiving the death benefit. (See Certain Federal Income Tax Consequences on page 7.)

If the beneficiary elects to receive the death benefit proceeds under option
(1), then: (a) we will allow the beneficiary to make only ONE partial surrender during the five-year period. That partial surrender must be made at the time option (1) is elected. No surrender charge will apply to this surrender; (b) we will allow the beneficiary to make ONE transfer to and from the subaccounts and the fixed account during the five-year period. That transfer must be made at the time option (1) is elected; (c) we will deduct the annual Contract charge each year during the five-year period; (d) we will not apply any surrender charge to the total distribution of the Contract; (e) we will not permit annuitization at the end of the five-year period; and (f) if the beneficiary dies during the five-year period, we will pay the remaining value of the Contract first to the contingent beneficiary named by the owner. If no contingent beneficiary is named, then we will make payments to the beneficiary's estate. The beneficiary is not permitted to name his or her own beneficiary, unless the Contract is an IRA.

Beneficiary. The beneficiary designation in the application will remain in effect until changed. The owner may change the designated beneficiary during the annuitant's lifetime by sending written notice to us. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice. We will not be liable for any payment made before the written notice is received at our administrative office. Unless we receive written notice from the owner to the contrary, no beneficiary may assign any payments under the Contract before such payments are due. To the extent permitted by law, no payments under the Contract will be subject to the claims of any beneficiary's creditors.

ASSIGNMENT

During the annuitant's lifetime and prior to the maturity date (subject to any irrevocable beneficiary's rights) the owner may assign any rights or benefits provided by a nonqualified Contract. The assignment of a Contract will be treated as a distribution of the annuity value for federal tax purposes. Any assignment must be made in writing and accepted by us. An assignment will be effective as of the date the request is received at our administrative office and is accepted by us. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.

With regard to qualified Contracts, any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must be permitted under the terms of the underlying retirement plan.

PROOF OF AGE, GENDER AND SURVIVAL

We may require proper proof of age and gender of any annuitant or joint annuitant prior to making the first annuity payment. Prior to making any payment, we may require proper proof that the annuitant or joint annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.

NON-PARTICIPATING

The Contract will not share in AUSA's surplus earnings; no dividends will be paid.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

THE FOLLOWING SUMMARY DOES NOT CONSTITUTE TAX ADVICE. IT IS A GENERAL DISCUSSION OF CERTAIN OF THE EXPECTED FEDERAL INCOME TAX CONSEQUENCES OF INVESTMENT IN AND DISTRIBUTIONS WITH RESPECT TO A CONTRACT BASED ON THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, PROPOSED AND FINAL TREASURY REGULATIONS THEREUNDER, JUDICIAL AUTHORITY, AND CURRENT ADMINISTRATIVE RULINGS AND PRACTICE. THIS SUMMARY DISCUSSES ONLY CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO "UNITED STATES PERSONS," AND DOES NOT DISCUSS STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES. UNITED STATES PERSONS MEANS CITIZENS OR RESIDENTS OF THE UNITED STATES, DOMESTIC CORPORATIONS, DOMESTIC PARTNERSHIPS AND TRUSTS OR ESTATES THAT ARE SUBJECT TO UNITED STATES FEDERAL INCOME TAX REGARDLESS OF THE SOURCE OF THEIR INCOME.

TAX STATUS OF THE CONTRACT

The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes.

Diversification Requirements. Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under section 817(h) (Treas. Reg. ss. 1.817-5) apply a diversification requirement to each of the subaccounts of the separate account. The separate account, through the funds and their portfolios, intends to comply with the diversification requirements of the Treasury.

Section 817(h) applies to variable annuity contracts other than pension plan contracts. The regulations reiterate that the diversification requirements do not apply to pension plan contracts. All of the qualified retirement plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified contracts from application of the diversification rules, the investment vehicle for AUSA's qualified Contracts (i.e., the funds) will be structured to comply with the diversification standards because it serves as the investment vehicle for nonqualified contracts as well as qualified contracts.

Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. Several years ago, the IRS stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of underlying assets."

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of a Contract has the choice of one or more subaccounts in which to allocate premiums and annuity values and may be able to transfer among these accounts more frequently than in such rulings. These differences could result in owners being treated as the owners of the assets of the separate account. We, therefore, reserve the right to modify the Contracts as necessary to attempt to prevent the owners from being considered the owners of a pro rata share of the assets of the separate account.

Distribution Requirements. The Code also requires that nonqualified contracts contain specific provisions for distribution of contract proceeds upon the death of an owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such contracts provide that if any owner dies on or after the maturity date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner's death. If any owner dies before the maturity date, the entire interest in the contract must generally be distributed within five years after such owner's date of death or be applied to provide an immediate annuity under which payments will begin within one year of such owner's death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if such owner's death occurs prior to the maturity date, and such owner's surviving spouse is named beneficiary, then the contract may be continued with the surviving spouse as the new owner. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of the owner. The Contract contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Contracts satisfy all such Code requirements. The provisions contained in the Contracts will be reviewed and modified if necessary to maintain their compliance with the Code requirements when clarified by regulation or otherwise.

Withholding. The portion of any distribution under a Contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld and properly notifies us. For certain qualified Contracts, certain distributions are subject to mandatory withholding. The withholding rate varies according to the type of distribution and the owner's tax status. For qualified Contracts, "eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is a distribution from such a plan, except certain distributions such as distributions required by the Code, hardship distributions, certain after-tax distributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, if the owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

Qualified Contracts. The qualified Contract is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Contracts and our Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

For qualified plans under sections 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the Contract that satisfy applicable tax rules.

We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity ("IRA") under section 408(b) of the Code, a Contract must contain certain provisions: (i) the owner must be the annuitant; (ii) the Contract generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the Contract as collateral security; (iii) subject to special rules, the total premium payments for any calendar year on behalf of any individual may not exceed $3,000 for 2002 ($3,500 if age 50 or older by the end of 2002), except in the case of a rollover amount or contribution under sections 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code; (iv) annuity payments or partial surrenders must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2 and must be made in a specified form and manner;
(v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the annuity value; and (vii) the entire interest of the owner is non-forfeitable. Contracts intended to qualify as traditional IRAs under section 408(b) of the Code contain such provisions. No regular contributions may be made. Amounts in the

IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

No part of the funds for an IRA, including a Roth IRA, may be invested in a life insurance contract, but the regulations thereunder allow such funds to be invested in an annuity contract that provides a death benefit that equals the greater of the premiums paid or the cash value for the contract. The Contract provides an enhanced death benefit that could exceed the amount of such a permissible death benefit, but it is unclear to what extent such an enhanced death benefit could disqualify the Contract as an IRA. The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether an enhanced death benefit provision, such as the provision in the Contract, comports with IRA qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $110,000 for single filers, $160,000 for married filing jointly, and $10,000 for married filing separately. The amount per individual that may be contributed to all IRAs (Roth and traditional) is $3,000 for 2002 ($3,500 if age 50 or older by the end of 2002)+. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made five tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59 1/2, or to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a premature withdrawal penalty tax unless an exception applies. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if the amounts are distributed within the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the owner's lifetime; however, required distributions at death are generally the same.

Section 403(b) Plans. Under section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase Contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the annuity value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax advisor. Additionally, in accordance with the requirements of the Code, section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

Corporate Pension, Profit Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments. The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the annuity value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in a pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax advisor.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan (as that term is used in the Code), provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contracts can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental section 457 plans, all such investments, however, are owned by the sponsoring employer, and are subject to the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its section 457 plan obligations. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

TAXATION OF AUSA

AUSA at present is taxed as a life insurance company under Part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to the separate account.

                              INVESTMENT EXPERIENCE

ACCUMULATION UNITS

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of a fund less any applicable charges or fees.

Upon allocation to the selected subaccount of the separate account, premium payments are converted into accumulation units of the subaccount. At the end of any valuation period, a subaccount's value is equal to the number of units that your Contract has in the subaccount, multiplied by the accumulation unit value of the subaccount.

The number of units that your Contract has in each subaccount is equal to:

1.       The initial units purchased on the Contract date; plus
2. Units purchased at the time additional premium payments are allocated to the subaccount; plus
3. Units purchased through transfers from another subaccount or the fixed account; minus
4.       Any units that are redeemed to pay for partial surrenders; minus
5. Any units that are redeemed as part of a transfer to another subaccount or the fixed account; minus
6. Any units that are redeemed to pay the annual Contract charge, any applicable premium taxes and any transfer charge.

The value of an accumulation unit was arbitrarily established at $10.00 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of the regular session of business on the NYSE, on each day the NYSE is open.

ACCUMULATION UNIT VALUE

The accumulation unit value will vary from one valuation period to the next depending on the investment results experienced by each subaccount. The accumulation unit value for each subaccount at the end of a valuation period is the result of:

1. The total value of the assets held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of shares of the designated fund portfolio owned by the subaccount times the portfolio's net asset value per share; minus
2. The accrued daily percentage for the mortality and expense risk charge and the administrative charge multiplied by the net assets of the subaccount; minus
3. The accrued amount of reserve for any taxes that are determined by us, subject to prior approval by the Superintendent of Insurance of New York State, to have resulted from the investment operations of the subaccount; divided by
4. The number of outstanding units in the subaccount prior to the purchase or redemption of any units on that date.

During the accumulation period, the mortality and expense risk charge is deducted at an annual rate of 1.00% of net assets for each day in the valuation period and compensates us for certain mortality and expense risks. The administrative charge is deducted at an annual rate of 0.40% of net assets for each day in the valuation period and compensates us for certain administrative expenses. The accumulation unit value may increase, decrease, or remain the same from valuation period to valuation period.

ANNUITY UNIT VALUE AND ANNUITY PAYMENT RATES

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges including the separate account annuitization charge that will equal an annual rate of 1.40%) exceeds the assumed interest rate of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a) is the variable annuity unit value for that subaccount on the immediately preceding business day;
(b) is the net investment factor for that subaccount for the valuation period; and
(c)      is the investment return adjustment factor for the valuation period.

The investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the Contract used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

  (i)    is the result of:

         (1) the net asset value of a portfolio share held in that subaccount determined at the end of the current valuation period; plus
         (2) the per share amount of any dividend or capital gain distributions made by the portfolio for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus
         (3) a per share charge or credit for any taxes reserved for which we determine to have resulted from the investment operations of the subaccount.

 (ii) is the net asset value of a portfolio share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii) is a factor representing the separate account annuitization charge. This factor is equal, on an annual basis, to 1.40% of the daily net asset value of a portfolio share held in that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates vary according to the annuity option elected and the gender and adjusted age of the annuitant at the maturity date. See Annuity Payment Options -- Determination of the First Variable Payment on page 4, which contains a table for determining the adjusted age of the annuitant.

               ILLUSTRATION OF CALCULATIONS FOR ANNUITY UNIT VALUE
                          AND VARIABLE ANNUITY PAYMENTS

           FORMULA AND ILLUSTRATION FOR DETERMINING ANNUITY UNIT VALUE

Annuity unit value = ABC

Where: A =        Annuity unit value for the immediately preceding valuation period.
                  Assume.............................................................................. = $ X

       B =        Net investment experience factor for the valuation period for which the annuity unit value is being calculated.
                  Assume.............................................................................. = Y

       C =        A factor to neutralize the assumed interest rate of 5% built into the annuity tables used.
                  Assume.............................................................................. = Z

Then, the annuity unit value is:   $ XYZ = $Q

               FORMULA AND ILLUSTRATION FOR DETERMINING AMOUNT OF
                     FIRST MONTHLY VARIABLE ANNUITY PAYMENT

                                            AB
First monthly variable annuity payment =  ------
                                          $1,000

Where: A =        The annuity value as of the maturity date.
                  Assume.........................................................................  = $X

       B =        The annuity purchase rate per $1,000 based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the Contract.
                  Assume.........................................................................  = $Y

                                                    $XY
Then, the first monthly variable annuity payment = ----- = $Z
                                                   1,000

      FORMULA AND ILLUSTRATION FOR DETERMINING THE NUMBER OF ANNUITY UNITS
              REPRESENTED BY EACH MONTHLY VARIABLE ANNUITY PAYMENT

                           A
Number of annuity units = ---
                           B

Where: A =        The dollar amount of the first monthly variable annuity payment.
                  Assume.........................................................................  =  $X

       B =        The annuity unit value for the valuation date on which the first monthly payment is due.
                  Assume.........................................................................  =  $Y

                                    $X
Then, the number of annuity units = ---  = Z
                                    $Y

                           HISTORICAL PERFORMANCE DATA

MONEY MARKET YIELDS

Yield -- When available the yield quotation that will be set forth in the prospectus for the AUSA J.P. Morgan Money Market subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the AUSA J.P. Morgan Money Market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

Effective Yield -- When available the effective yield quotation for the AUSA J.P. Morgan Money Market subaccount that will be set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a balance of one unit in the AUSA J.P. Morgan Money Market subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:

            EFFECTIVE YIELD = ({BASE PERIOD RETURN + 1} (365/7)) - 1

The effective yield is shown at least to the nearest hundredth of one percent.

Hypothetical Charge -- For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period. Such fees and charges include the $30 annual Contract charge, calculated on the basis of an anticipated average Contract size of $10,000, which translates into a charge of 0.30%. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular Contract, nor do they reflect the surrender charge that may be assessed at the time of surrender in an amount ranging up to 7% of the requested amount. The specific surrender charge percentage applicable to a particular surrender depends on the length of time premium payments have been held under the Contract and whether surrenders have been made previously during that Contract year. (See Expenses--Surrender Charge on page 27 of the prospectus.) No fees or sales charges are assessed upon annuitization under the Contracts, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the AUSA J.P. Morgan Money Market subaccount and the funds are excluded from the calculation of yield.

The yield on amounts held in the AUSA J.P. Morgan Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The AUSA J.P. Morgan Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the AUSA J.P. Morgan Money Market, the types and quality of portfolio securities held by the AUSA J.P. Morgan Money Market and its operating expenses.

OTHER SUBACCOUNT YIELDS

When available, the yield quotations for all of the subaccounts, except the AUSA J.P. Morgan Money Market subaccount, representing the accumulation period that will be set forth in the prospectus will be based on the 30-day period ended on the date of the most recent balance sheet of the separate account and are computed by dividing the net investment income per unit earned during the period by the maximum offering price per unit on the last date of the period, according to the following formula:

                               a-b
                   YIELD = 2[(------ + 1)(6) - 1]
                                cd

Where:   a =  net investment income earned during the period by the corresponding portfolio of a fund attributable to shares owned by the subaccount.
         b =  expenses accrued for the period (net of reimbursement).
         c =  the average daily number of units outstanding during the period.
         d =  the maximum offering price per unit on the last day of the period.

For purposes of the yield quotations for all of the subaccounts, except the AUSA J.P. Morgan Money Market subaccount, the calculations take into account all fees that are charged to all owner accounts during the accumulation period. Such fees include the $30 annual Contract charge, calculated on the basis of an anticipated average Contract size of $10,000, which translates into a charge of 0.30%. The calculations do not take into account any premium taxes (not currently charged in New York) or any transfer or surrender charges.

A surrender charge may be assessed at the time of surrender in an amount ranging up to 7% of the requested amount, with the specific percentage applicable to a particular surrender depending on the length of time premium payments were held under the Contract, and whether surrenders had been made previously during that Contract year. (See Expenses -- Surrender Charge on page 27 of the prospectus.)

The yield on amounts held in the subaccounts of the separate account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount's actual yield is affected by the types and quality of its investments and its operating expenses.

TOTAL RETURNS

When available, the total return quotations that will be set forth in the prospectus for all subaccounts, except the AUSA J.P. Morgan Money Market subaccount, holding assets for the Contracts during the accumulation period are average annual total return quotations for the one, five, and ten-year periods (or, while a subaccount has been in existence for a period of less than one, five and ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the first date any subaccount investing in an underlying portfolio commenced operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equal the initial amount invested to the ending redeemable value, adjusted to reflect current subaccount charges, according to the following formula:

                                 P(1 + T)(n) = ERV

Where:   P      =   a hypothetical initial payment of $1,000
         T      =   average annual total return
         n      =   number of years
         ERV    =   ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of each period at the end of each period.

For purposes of the total return quotations for all of the subaccounts, except the AUSA J.P. Morgan Money Market subaccount, the calculations will take into account all current fees that are charged under the Contract to all owner accounts during the accumulation period. Such fees include the mortality and expense risk charge, the administrative charge and the $30 annual Contract charge, calculated on the basis of an anticipated average Contract size of $10,000, which translates into a charge of 0.30%. The calculations also assume a complete surrender as of the end of the particular period. The calculations do not reflect any deduction for premium taxes or any transfer charge that may be applicable to a particular Contract.

OTHER PERFORMANCE DATA

We may present the total return data stated in the prospectus on a non-standardized basis. This means that the data will not be reduced by the surrender charge under the Contract and that the data may be presented for different time periods and for different premium payment amounts.
NON-STANDARDIZED PERFORMANCE DATA WILL ONLY BE DISCLOSED IF STANDARDIZED PERFORMANCE DATA FOR THE REQUIRED PERIODS IS ALSO DISCLOSED.

We may also disclose cumulative total returns and average annual compound rates of return (T) for the subaccounts based on the inception date of the subaccounts investing in the underlying portfolios. We calculate cumulative total returns according to the following formula:

                             (1 + T)(n) - 1

Where:  T and n are the same values as above

In addition, we may present historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

For instance, we may disclose average annual total returns for the portfolios reduced by all fees and charges under the Contract, as if the Contract had been in existence. Such fees and charges include the mortality and expense risk charge of 1.00%, the administrative charge of 0.40%, and the $30 annual Contract charge (based on an anticipated average Contract size of $10,000, the annual Contract charge translates into a charge of 0.30%). Such data may or may not assume complete surrender of the Contract at the end of the period.

ADVERTISING AND SALES LITERATURE

From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance,
(2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.

When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of premium payments made on a "before tax" basis through a tax-qualified plan with those made on an "after tax" basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of premium payments.

As described in the prospectus, in general, an owner is not taxed on increases in value under a Contract until a distribution is made under the Contract. As a result, the Contract will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.

                                PUBLISHED RATINGS

We may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Ratings Services, Moody's Investors Service and Fitch IBCA, Duff & Phelps Credit Rating Co. A.M. Best's and Moody's ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Standard & Poor's, and Fitch IBCA, Duff & Phelps provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance contracts in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-contract obligations such as debt or commercial paper obligations. These ratings do not apply to the separate account, its subaccounts, the funds or their portfolios, or to their performance.

                                 ADMINISTRATION

AUSA performs administrative services for the Contracts. These services include issuance of the Contracts, maintenance of records concerning the Contracts, and certain valuation services.

                               RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by AEGON/Transamerica Services, Inc. As presently required by the 1940 Act and regulations promulgated thereunder, AUSA will mail to all Contract owners at their last known address of record, at least annually, reports containing such information as may be required under the 1940 Act or by any other applicable law or regulation. The reports will also show any other information required by the laws or regulations of the state in which the Contract is issued. Contract owners will also receive confirmation of each financial transaction including: premium payments, transfers, partial surrenders, and a complete surrender, and any other reports required by law or regulation.

                          DISTRIBUTION OF THE CONTRACTS

AFSG Securities Corporation ("AFSG") is the principal underwriter of the Contracts. AFSG is located at 4333 Edgewood Rd., N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). AFSG will not be compensated for its services as principal underwriter of the Contracts.

AFSG will receive the 12b-1 fees assessed against the Fidelity VIP Funds' shares held for the Contracts as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP Funds held for the Contracts as compensation for providing certain recordkeeping services.

The Contracts are offered to the public through broker/dealers licensed under the federal securities laws and state insurance laws and who have entered into written sales agreements with AFSG, including World Group Securities, Inc. We will generally pay broker/dealers sales commissions in an amount up to 6% of premium payments. In addition, broker/dealers may receive commissions on an ongoing basis up to 0.20% of the annuity value in each Contract year, starting at the end of the first quarter of the second Contract year, grading upward to as much as 0.50% of the annuity value starting in the 12th Contract year. These ongoing commissions are provided when the Contract has an annuity value of $5,000 or more in the subaccounts. These ongoing commissions are not deducted from premium payments. Certain production, persistency and managerial bonuses may also be paid. Alternatively, compensation schedules may be structured to pay lower compensation amounts on premium payments with higher ongoing commissions starting at an earlier duration. Subject to applicable federal and state laws and regulations, we may also pay compensation to banks and other financial institutions for their services in connection with the sale and servicing of the Contracts. The level of such compensation will not exceed that paid to broker/dealers for their sale of the Contracts.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on sales of the Contracts, including other sales incentives, are not directly charged to Contract owners or the separate account.

We offer the Contracts on a continuous basis. We anticipate continuing the offering of the Contracts. However, we reserve the right to discontinue the offering at any time.

                                 OTHER PRODUCTS

In the future, AUSA may make other variable annuity contracts available that may also be funded through the separate account. These variable annuity contracts may have different features, such as different investment choices or charges.

                                CUSTODY OF ASSETS

The assets of the separate account are held by AUSA. The assets of the separate account are kept physically segregated and held apart from our general account and any other separate account. AEGON Transamerica Services, Inc. maintains records of all purchases and redemptions of shares of the funds. Additional protection for the assets of the separate account is provided by a blanket bond issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including AUSA. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. provides additional fidelity coverage to a limit of $10 million.

                                  LEGAL MATTERS

Sutherland Asbill & Brennan LLP has provided advice on certain legal matters concerning federal securities laws applicable to the issue and sale of the Contracts. All matters of New York law pertaining to the Contracts, including the validity of the Contracts and AUSA's right to issue the Contracts under New York insurance law, have been passed upon by Robert F. Colby, Esq., Vice President and Assistant Secretary of AUSA.

                              INDEPENDENT AUDITORS

The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to AUSA for the year ended December 31, 2000. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.

There are no financial statements for the separate account as of the date of the prospectus and this SAI.

                                OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS

The values of an owner's interest in the separate account will be affected solely by the investment returns of the selected subaccount(s). AUSA's financial statements, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

Financial statements for AUSA as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 have been prepared on the basis of statutory accounting principles, rather than accounting principles generally accepted in the United States.

There are no financial statements for the separate account as of the date of the prospectus and this SAI.

                         Report of Independent Auditors



The Board of Directors
AUSA Life Insurance Company, Inc.


We have audited the accompanying statutory-basis balance sheets of AUSA Life Insurance Company, Inc. (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2000 and 1999, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2000. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X,
Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits. We did not audit the "Separate Account Assets" and "Separate Account Liabilities" included in the statutory-basis balance sheets of the Company. The Separate Account balance sheets were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Accounts, is based solely upon the reports of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of AUSA Life Insurance Company, Inc. at December 31, 2000 and 1999, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2000.

However, in our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of AUSA Life Insurance Company, Inc. at December 31, 2000 and 1999, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2000, in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                        /s/ Ernst & Young LLP

Des Moines, Iowa
February 15, 2001

                        AUSA Life Insurance Company, Inc.

                        Balance Sheets - Statutory Basis
                  (Dollars in thousands, except per share data)


                                                             DECEMBER 31
                                                         2000            1999
                                                         ----            ----
ADMITTED ASSETS
Cash and invested assets:
   Bonds                                             $ 3,965,483     $ 3,864,509
   Stocks:
     Preferred                                             6,789           6,789
     Common, at market (cost: $128,329 in
       2000 and $14 in 1999)                             129,090               2
   Mortgage loans on real estate                         431,456         449,603
   Real estate acquired in satisfaction of
     debt, at cost less accumulated
     depreciation ($1,239 in 1999)                            --          16,865
   Policy loans                                            3,205           3,276
   Cash and short-term investments                        43,219          81,390
   Other invested assets                                   9,805          62,759
   Short-term notes receivable from affiliates           134,200         136,300
                                                     -----------     -----------
Total cash and invested assets                         4,723,247       4,621,493

Receivable from affiliates                                 4,782          17,851
Premiums deferred and uncollected                          6,439           6,572
Accrued investment income                                 62,225          58,103
Federal income taxes recoverable                           3,383              --
Other assets                                               2,909          14,901
Separate account assets                                6,875,525       6,881,195
                                                     -----------     -----------
Total admitted assets                                $11,678,510     $11,600,115
                                                     ===========     ===========

                                                              DECEMBER 31
                                                          2000           1999
                                                          ----           ----
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                             $   160,396     $   138,147
     Annuity                                              686,560         796,401
     Accident and health                                   16,475          16,432
   Policy and contract claim reserves:
     Life                                                   3,227           5,004
     Accident and health                                    8,122           8,190
   Other policyholders' funds                           3,276,386       3,145,632
   Remittances and items not allocated                     72,542          44,643
   Asset valuation reserve                                 90,589          82,997
   Interest maintenance reserve                            10,788          27,244
   Deferred interest on assets purchased                      642             733
   Payable under assumption reinsurance agreement          27,735          39,118
   Other liabilities                                       10,816          23,566
   Federal income taxes payable                                --           4,507
   Separate account liabilities                         6,863,726       6,874,006
                                                      -----------     -----------
Total liabilities                                      11,228,004      11,206,620

Capital and surplus:
   Common stock, $125 par value, 20,000 shares
     authorized, issued and outstanding                     2,500           2,500
   Paid-in surplus                                        319,180         319,180
   Special surplus funds                                    2,169           2,017
   Unassigned surplus                                     126,657          69,798
                                                      -----------     -----------
Total capital and surplus                                 450,506         393,495
                                                      -----------     -----------
Total liabilities and capital and surplus             $11,678,510     $11,600,115
                                                      ===========     ===========


See accompanying notes.

                        AUSA Life Insurance Company, Inc.

                   Statements of Operations - Statutory Basis
                             (Dollars in thousands)


                                                               YEAR ENDED DECEMBER 31
                                                        2000             1999             1998
                                                        ----             ----             ----
Revenue:
   Premiums and other considerations, net
    of reinsurance:
     Life                                           $    43,850      $    48,276      $    22,664
     Annuity                                          1,529,202        1,475,991        1,132,120
     Accident and health                                 30,541           29,748           32,869
   Net investment income                                330,718          325,049          345,660
   Amortization of interest maintenance reserve             544            4,078            6,116
   Commissions and expense allowances on
    reinsurance ceded                                       453              424              302
   Separate account fee income                           58,734           51,872           43,525
   Other income                                           1,755            5,531               --
                                                    -----------      -----------      -----------
                                                      1,995,797        1,940,969        1,583,256
Benefits and expenses:
   Benefits paid or provided for:
     Life and accident and health benefits               32,059           32,871           32,464
     Surrender benefits                               1,631,618        1,937,450        1,117,653
     Other benefits                                      25,993           21,747           20,886
     Increase (decrease) in aggregate reserves
      for policies and contracts:
       Life                                              22,249           29,016            5,762
       Annuity                                         (109,841)         (71,893)         (42,781)
       Accident and health                                   43               16             (131)
       Other                                              2,362              778              (67)
     Increase (decrease) in liability for
      premium and other deposit type funds              128,146         (122,644)          85,461
                                                    -----------      -----------      -----------
                                                      1,732,629        1,827,341        1,219,247
   Insurance expenses:
     Commissions                                         48,590           50,265           69,009
     General insurance expenses                          58,850           58,034           95,169
     Taxes, licenses and fees                             1,771            1,836            1,466
     Net transfers to (from) separate accounts           69,726          (79,470)         174,435
     Other                                                  (44)             (16)             978
                                                    -----------      -----------      -----------
                                                        178,893           30,649          341,057
                                                    -----------      -----------      -----------
                                                      1,911,522        1,857,990        1,560,304
                                                    -----------      -----------      -----------
Gain from operations before federal income
 tax expense and net realized capital gains
 on investments                                          84,275           82,979           22,952
Federal income tax expense                               20,713            7,976            4,021
                                                    -----------      -----------      -----------
Gain from operations before net realized
 capital gains on investments                            63,562           75,003           18,931
Net realized capital gains on investments
 (net of related federal income taxes and
 amounts transferred to interest maintenance
 reserve)                                                 1,023           11,471            3,770
                                                    -----------      -----------      -----------
Net income                                          $    64,585      $    86,474      $    22,701
                                                    ===========      ===========      ===========


See accompanying notes.

                        AUSA Life Insurance Company, Inc.

                      Statements of Changes in Capital and
                            Surplus - Statutory Basis
                             (Dollars in thousands)


                                                                                    SPECIAL      UNASSIGNED       TOTAL
                                                        COMMON        PAID-IN       SURPLUS       SURPLUS      CAPITAL AND
                                                         STOCK        SURPLUS        FUNDS       (DEFICIT)       SURPLUS
                                                         -----        -------        -----       ---------       -------
Balance at January 1, 1998                             $   2,500     $ 319,180     $   1,607     $ (22,979)     $ 300,308
   Net income                                                 --            --           220        22,481         22,701
   Change in net unrealized capital gains (losses)            --            --            --         4,439          4,439
   Change in non-admitted assets                              --            --            --          (291)          (291)
   Change in liability for reinsurance in
     unauthorized companies                                   --            --            --            18             18
   Change in asset valuation reserve                          --            --            --       (16,753)       (16,753)
   Net change in separate account surplus                     --            --            --           824            824
   Dividend to stockholder                                    --            --            --        (8,000)        (8,000)
                                                       ---------     ---------     ---------     ---------      ---------
Balance at December 31, 1998                               2,500       319,180         1,827       (20,261)       303,246
   Net income                                                 --            --           190        86,284         86,474
   Change in net unrealized capital gains (losses)            --            --            --        (2,666)        (2,666)
   Change in non-admitted assets                              --            --            --         8,957          8,957
   Change in liability for reinsurance in
     unauthorized companies                                   --            --            --          (394)          (394)
   Change in asset valuation reserve                          --            --            --         1,080          1,080
   Net change in separate account surplus                     --            --            --        (3,202)        (3,202)
                                                       ---------     ---------     ---------     ---------      ---------
Balance at December 31, 1999                               2,500       319,180         2,017        69,798        393,495
   Net income                                                 --            --           152        64,433         64,585
   Change in net unrealized capital gains (losses)            --            --            --          (540)          (540)
   Change in non-admitted assets                              --            --            --           683            683
   Change in liability for reinsurance in
     unauthorized companies                                   --            --            --           383            383
   Change in asset valuation reserve                          --            --            --        (7,592)        (7,592)
   Net change in separate account surplus                     --            --            --          (508)          (508)
                                                       ---------     ---------     ---------     ---------      ---------
Balance at December 31, 2000                           $   2,500     $ 319,180     $   2,169     $ 126,657      $ 450,506
                                                       =========     =========     =========     =========      =========


See accompanying notes.

                        AUSA Life Insurance Company, Inc.

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in thousands)


                                                                      YEAR ENDED DECEMBER 31
                                                               2000             1999             1998
                                                               ----             ----             ----
OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance      $ 1,605,067      $ 1,569,443      $ 1,191,035
Net investment income                                          318,749          343,327          353,054
Life and accident and health claims                            (33,955)         (34,919)         (33,979)
Surrender benefits and other fund withdrawals               (1,631,618)      (1,937,450)      (1,117,653)
Other benefits to policyholders                                (25,942)         (21,733)         (20,876)
Commissions, other expenses and other taxes                   (125,571)        (125,507)        (169,784)
Net transfers (to) from separate account                       (13,323)         131,083         (130,976)
Federal income taxes paid                                      (28,602)          (2,942)          (5,558)
Other, net                                                      79,621          (26,319)          (3,806)
                                                           -----------      -----------      -----------
Net cash provided by (used in) operating activities            144,426         (105,017)          61,457

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
   Bonds and preferred stocks                                1,602,375        1,843,152        1,381,784
   Common stocks                                                    --           55,050              164
   Mortgage loans on real estate                                76,779          144,620          138,723
   Real estate                                                  19,110           46,449           22,067
   Other                                                        31,740            3,847              (21)
                                                           -----------      -----------      -----------
                                                             1,730,004        2,093,118        1,542,717
Cost of investments acquired:
   Bonds and preferred stocks                               (1,729,272)      (1,588,268)      (1,554,838)
   Common stocks                                              (128,316)         (55,050)              --
   Mortgage loans on real estate                               (56,253)        (178,473)         (51,862)
   Real estate                                                    (703)         (27,721)            (561)
   Policy loans                                                     71              (95)            (135)
   Other                                                          (228)           7,731            5,756
                                                           -----------      -----------      -----------
                                                            (1,914,701)      (1,841,876)      (1,601,640)
                                                           -----------      -----------      -----------
Net cash provided by (used in) investing activities           (184,697)         251,242          (58,923)

FINANCING ACTIVITIES
Receipt (issuance) of intercompany notes, net                    2,100         (125,900)          (1,600)
Dividends to stockholders                                           --               --           (8,000)
                                                           -----------      -----------      -----------
Net cash provided by (used in) financing activities              2,100         (125,900)          (9,600)
                                                           -----------      -----------      -----------
Increase (decrease) in cash and short-term investments         (38,171)          20,325           (7,066)

Cash and short-term investments at beginning of year            81,390           61,065           68,131
                                                           -----------      -----------      -----------
Cash and short-term investments at end of year             $    43,219      $    81,390      $    61,065
                                                           ===========      ===========      ===========


See accompanying notes.

                        AUSA Life Insurance Company, Inc.

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in thousands)

                                December 31, 2000


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

AUSA Life Insurance Company, Inc. ("the Company") is a stock life insurance company and is 82 percent owned by First AUSA Life Insurance Company ("First AUSA"), a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), and 18 percent owned by Veterans Life Insurance Company, an indirect wholly-owned subsidiary of AEGON. AEGON is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands. Effective September 24, 1993, First AUSA purchased from The Dreyfus Corporation ("Dreyfus"), its entire interest in Dreyfus Life Insurance Company and subsequently changed the name to AUSA Life Insurance Company, Inc. On December 31, 1993, the Company entered into an assumption reinsurance agreement with Mutual of New York ("MONY") to transfer certain group pension business of MONY to the Company.

On October 1, 1998, the Company completed a merger with First Providian Life and Health Insurance Company ("FPLH"), an indirect wholly-owned subsidiary of Commonwealth General Corporation which, in turn, is an indirect wholly-owned subsidiary of AEGON, whereby FPLH was merged directly into the Company. This merger was accounted for as a statutory merger, which is similar to the pooling of interests method of accounting and, accordingly, the historical book values carried over from the separate companies to the Company.

NATURE OF BUSINESS

The Company primarily sells fixed and variable annuities and group life coverages. The Company is licensed in 50 states and the District of Columbia. Sales of the Company's products are primarily through brokers.

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Significant estimates and assumptions are utilized in the calculation of aggregate policy reserves, policy and contract reserves, guarantee fund assessment accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Department of Insurance of the State of New York ("Insurance Department"), which practices differ in some respects from accounting principles generally accepted in the United States. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies or over the expected gross profit stream; (c) certain separate accounts provide policyholders with a guaranteed return; these separate accounts are included in the general account assets and liabilities for GAAP purposes due to the nature of the guaranteed return, (d) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (e) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (f) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (g) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (h) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (i) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability), changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (j) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (k) revenues for universal life and investment products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (l) pension expense is recorded as amounts are paid rather than accrued and expensed during the periods in which the employees provide service; (m) stock options settled in cash are recorded as an expense of the Company's indirect parent rather than charged to current operations; and (n) adjustments to federal income taxes of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of expense in the statement of operations. The effects of these variances have not been determined by the Company, but are presumed to be material.

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The National Association of Insurance Commissioners ("NAIC") has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual is effective January 1, 2001. The State of New York has adopted the provisions of the revised manual with certain exceptions where there is a conflict with New York Insurance Law. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual, will be reported as an adjustment to surplus as of January 1, 2001. Management believes the effect of these changes will not result in a significant reduction in the Company's statutory-basis capital and surplus as of adoption.

CASH AND SHORT-TERM INVESTMENTS

For purposes of the statements of cash flow, the Company considers all highly liquid investments with remaining maturity of one year or less when purchased to be short-term investments.

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortized costs for bonds and mortgage loans on real estate that were acquired through the reinsurance agreement described earlier were initially recorded at market value, consistent with the aforementioned agreement and as prescribed by the Department of Insurance of the State of New York. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks are carried at market. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by New York Insurance Laws.

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. During 2000, 1999 and 1998, the Company excluded investment income due and accrued of $718, $261 and $216, respectively, with respect to such practices.

The Company uses interest rate swaps as part of its overall interest rate risk management strategy for certain life insurance and annuity products. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Deferred income for unrealized gains and losses on the securities valued at market at the time of the assumption reinsurance agreement (described in Note 4) are returned to MONY at the time of realization pursuant to the agreement.

RECOGNITION OF PREMIUM REVENUES AND COSTS

Premiums are recognized as revenues over the premium-paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

AGGREGATE POLICY RESERVES

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.50 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to
8.75 percent and mortality rates, where appropriate, from a variety of tables.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

SEPARATE ACCOUNTS

Assets held in trust for purchases of separate account contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Certain separate account assets and liabilities reported in the accompanying financial statements contain contractual guarantees. Guaranteed separate accounts represent funds invested by the Company for the benefit of individual contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Guaranteed separate account assets and liabilities are reported at estimated fair value except for certain government and fixed-rate separate accounts, which are carried at amortized cost. The assets and liabilities of the nonguaranteed separate accounts are carried at estimated fair value.

STOCK OPTION PLAN

AEGON N.V. sponsors a stock option plan that includes eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

MANAGING GENERAL AGENTS

For the year ended December 31, 2000, the Company had $44,100 of direct premiums written by managing general agents.

RECLASSIFICATIONS

Certain reclassifications have been made to the 1999 and 1998 financial statements to conform to the 2000 presentation.

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. SFAS No. 119, Disclosures About Derivative Financial Instruments and Fair Value of Financial Instruments, requires additional disclosures about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)

2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 and No. 119 exclude certain financial instruments and all nonfinancial instruments from their disclosure requirements and allow companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

         Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

         Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

         Mortgage loans and policy loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal its carrying amount.

         Short-term notes receivable from affiliates: The fair values for short-term notes receivable from affiliates are assumed to equal their carrying value.

         Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

         Interest rate swaps: Estimated fair value of interest rate swaps are based upon the pricing differential for similar swap agreements.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)

2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of SFAS No. 107 and No. 119:

                                                                    DECEMBER 31

                                                       2000                             1999
                                          ---------------------------      ----------------------------
                                             CARRYING                      CARRYING AMOUNT
                                              AMOUNT       FAIR VALUE                        FAIR VALUE
                                          ---------------------------      ----------------------------
   ADMITTED ASSETS

   Cash and short-term investments        $     43,219   $     43,219      $     81,390    $     81,390
   Bonds                                     3,965,483      3,964,478         3,864,509       3,767,465
   Preferred stock                               6,789          6,392             6,789           6,579
   Common stock                                129,090        129,090                 2               2
   Mortgage loans on real estate               431,456        445,913           449,603         439,799
   Other invested assets - interest rate
     swap                                           60          4,542                 -            (174)
   Policy loans                                  3,205          3,205             3,276           3,276
   Short-term notes receivable from
     affiliates                                134,200        134,200           136,300         136,300
   Separate account assets                   6,875,525      6,879,791         6,881,195       6,866,675

   LIABILITIES

   Investment contract liabilities           3,961,798      3,879,546         3,940,657       3,841,080
   Separate account annuities                6,809,171      6,787,863         6,798,987       6,753,227


3. INVESTMENTS

The carrying amounts and estimated fair values of investments in debt securities were as follows:

                                                                    GROSS          GROSS        ESTIMATED
                                                    CARRYING      UNREALIZED     UNREALIZED        FAIR
                                                     AMOUNT         GAINS          LOSSES         VALUE
                                                 ----------------------------------------------------------
   DECEMBER 31, 2000
   Bonds:
     United States Government and agencies       $     53,976      $  1,366     $     274      $     55,068
     State, municipal and other government             98,723         2,014           937            99,800
     Public utilities                                 372,580         7,667         5,711           374,536
     Industrial and miscellaneous                   2,121,814        33,703        50,617         2,104,900
     Mortgage-backed and asset-backed securities
                                                    1,318,390        25,584        13,800         1,330,174
                                                 ----------------------------------------------------------
                                                    3,965,483        70,334        71,339         3,964,478
   Preferred stocks                                     6,789             -           397             6,392
                                                 ----------------------------------------------------------
                                                   $3,972,272       $70,334       $71,736        $3,970,870
                                                 ==========================================================

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)

3. INVESTMENTS (CONTINUED)

                                                                     GROSS         GROSS         ESTIMATED
                                                    CARRYING       UNREALIZED     UNREALIZED       FAIR
                                                     AMOUNT          GAINS         LOSSES         VALUE
                                                 ---------------------------------------------------------
   DECEMBER 31, 1999
   Bonds:
     United States Government and agencies       $     59,439   $         85     $  2,589     $    56,935
     State, municipal and other government             74,897            454        1,410          73,941
     Public utilities                                 281,024            693        9,538         272,179
     Industrial and miscellaneous                   2,190,297         10,886       69,634       2,131,549
     Mortgage-backed and asset-backed securities
                                                    1,258,852          4,816       30,807       1,232,861
                                                 ---------------------------------------------------------
                                                    3,864,509         16,934      113,978       3,767,465
   Preferred stocks                                     6,789              8          218           6,579
                                                 ---------------------------------------------------------
                                                   $3,871,298      $  16,942     $114,196      $3,774,044
                                                 =========================================================

The carrying amounts and estimated fair values of bonds at December 31, 2000, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        CARRYING          ESTIMATED FAIR
                                                                         AMOUNT                VALUE
                                                                        --------------------------------
   Due in one year or less                                                  $   283,533      $   283,802
   Due after one year through five years                                      1,593,393        1,586,274
   Due after five years through ten years                                       526,317          520,543
   Due after ten years                                                          243,850          243,685
                                                                        --------------------------------
                                                                              2,647,093        2,634,304
   Mortgage-backed and asset-backed securities                                1,318,390        1,330,174
                                                                        --------------------------------
                                                                             $3,965,483       $3,964,478
                                                                        ================================

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)

3. INVESTMENTS (CONTINUED)

A detail of net investment income is presented below:

                                                                      YEAR ENDED DECEMBER 31
                                                               2000              1999             1998
                                                            --------------------------------------------
   Interest on bonds and notes                               $291,370          $290,534         $290,967
   Mortgage loans                                              35,501            34,863           46,027
   Real estate                                                    709             7,176           12,741
   Dividends on equity investments                                  -                 -              254
   Interest on policy loans                                       189                49              317
   Derivative instruments                                         550            (2,600)          (3,265)
   Other investment income                                     11,268             9,139            9,568
                                                            --------------------------------------------
   Gross investment income                                    339,587           339,161          356,609

   Less investment expenses                                     8,869            14,112           10,949
                                                            --------------------------------------------
   Net investment income                                     $330,718          $325,049         $345,660
                                                            ============================================

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                                      YEAR ENDED DECEMBER 31
                                                               2000              1999             1998
                                                            --------------------------------------------
   Proceeds                                                 $1,602,375        $1,843,152       $1,381,784
                                                            =============================================

   Gross realized gains                                     $    6,526        $   11,207       $   19,871
   Gross realized losses                                       (28,546)          (22,545)          (5,974)
                                                            --------------------------------------------
   Net realized gains (losses)                              $  (22,020)       $  (11,338)      $   13,897
                                                            =============================================

At December 31, 2000, investments with an aggregate carrying amount of $2,842 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)

3. INVESTMENTS (CONTINUED)

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                                            REALIZED
                                                           -------------------------------------------
                                                                     YEAR ENDED DECEMBER 31
                                                            2000              1999             1998
                                                           -------------------------------------------
   Debt securities                                         $(22,020)         $(11,338)         $13,897
   Common stock                                                   -                 -               60
   Preferred stock                                                -                 -              170
   Short-term investments                                         -               373              (41)
   Mortgage loans on real estate                                209             1,161              325
   Real estate                                                1,690             2,463            3,967
   Other invested assets                                        (81)            9,407            2,859
                                                           -------------------------------------------
                                                            (20,202)            2,066           21,237

   Federal income tax effect                                  5,313             3,474               20
   Transfer (to) from interest maintenance reserve
                                                             15,912             5,931          (17,487)
                                                           -------------------------------------------
   Total realized gains                                    $  1,023          $ 11,471         $  3,770
                                                           ===========================================

                                                                     CHANGES IN UNREALIZED
                                                           -------------------------------------------
                                                                     YEAR ENDED DECEMBER 31
                                                              2000              1999            1998
                                                            -----------------------------------------
   Debt securities                                          $(1,302)          $(2,065)         $    -
   Common stock                                                 773                 -             (39)
   Mortgage loans                                               (11)             (560)              -
   Real estate                                                    -                 -           4,252
   Other invested assets                                          -                 -             185
   Derivative instruments                                         -               (41)             41
                                                           -------------------------------------------
   Change in unrealized                                     $  (540)          $(2,666)         $4,439
                                                           ===========================================

Gross unrealized gains (losses) in common stocks were as follows:

                                                                                     UNREALIZED
                                                                                ---------------------
                                                                                     DECEMBER 31
                                                                                2000           1999
                                                                                ---------------------
   Unrealized gains                                                             $ 3,632        $  -
   Unrealized losses                                                             (2,871)        (12)
                                                                                ---------------------
   Net unrealized gains (losses)                                                $   761        $(12)
                                                                                =====================

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)

3. INVESTMENTS (CONTINUED)

During 2000, the Company issued mortgage loans with interest rates ranging from 8% to 9.5%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 80%. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property. As of December 31, 2000, the Company had mortgage loans with a carrying value of $1,683 with interest more than one year overdue. Total interest overdue on the loans was $21.

During 2000, 1999 and 1998, there were $0, $17,959 and $2,796, respectively, in foreclosed mortgage loans that were transferred to real estate. At December 31, 2000 and 1999, the Company held a mortgage loan loss reserve in the asset valuation reserve of $34,607 and $36,273, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

                  GEOGRAPHIC DISTRIBUTION                              PROPERTY TYPE DISTRIBUTION
   ----------------------------------------------------       -------------------------------------------
                                          DECEMBER 31                                       DECEMBER 31
                                         2000      1999                                    2000      1999
                                         --------------                                    --------------
   South Atlantic                         31%       26%       Office                       35%       37%
   Pacific                                15        10        Retail                       21        23
   E. North Central                       12        15        Industrial                   20        20
   Mid-Atlantic                           12        13        Medical                      10         -
   Mountain                               11        14        Agricultural                  8         8
   W. South Central                       10        12        Apartment                     5         6
   New England                             3         4        Other                         1         6
   W. North Central                        3         4
   E. South Central                        3         2

At December 31, 2000, the Company had no investments, excluding U. S. Government guaranteed or insured issues, which individually represented more than ten percent of capital and surplus and the asset valuation reserve.

The Company utilizes interest rate swap agreements as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)

3. INVESTMENTS (CONTINUED)

the counterparty default prior to settlement date). Credit loss exposure resulting from nonperformance by a counterparty for commitments to extend credit is represented by the contractual amounts of the instruments.

At December 31, 2000 and 1999, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                                                     NOTIONAL AMOUNT
                                                                                 ------------------------
                                                                                   2000           1999
                                                                                 ------------------------
   Derivative securities:
     Interest rate swaps:
       Receive fixed - pay floating                                              $212,188       $103,700
       Receive floating -  pay fixed                                               55,000         10,000


4. REINSURANCE

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts for the year ended December 31:

                                                               2000              1999             1998
                                                            ---------------------------------------------
   Direct premiums                                          $1,601,477        $1,548,392       $1,183,777
   Reinsurance assumed                                           4,504             8,301            6,415
   Reinsurance ceded                                            (2,388)           (2,678)          (2,539)
                                                            ---------------------------------------------
   Net premiums earned                                      $1,603,593        $1,554,015       $1,187,653
                                                            =============================================

The Company received reinsurance recoveries in the amounts of $2,900, $2,983 and $2,493 during 2000, 1999 and 1998, respectively.

The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2000 and 1999 of $91,388 and $118,070, respectively.

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)

4. REINSURANCE (CONTINUED)

On December 31, 1993, the Company and MONY entered into an assumption reinsurance agreement whereby all of the general account liabilities were novated to the Company from MONY as state approvals were received. In accordance with the agreement, MONY will receive payments relating to the performance of the assets and liabilities that existed at the date of closing for a period of nine years. These payments will be reduced for certain administrative expenses as defined in the agreement. The Company will recognize operating gains and losses on renewal premiums received after December 31, 1993 of the business in-force at December 31, 1993, and on all new business written after that date. At the end of nine years from the date of closing, the Company will purchase from MONY the remaining transferred business inforce based upon a formula described in the agreement. At December 31, 2000 and 1999, the Company owed MONY $27,735 and $39,118, respectively, which represents the amount earned by MONY under the gain sharing calculation and certain fees for investment management services for the respective years. In connection with the transaction, MONY purchased $150,000 and $50,000 in Series A and Series B notes, respectively, of AEGON. The proceeds were used to enhance the surplus of the Company. Both the Series A and Series B notes bear a market rate of interest and mature nine years from the date of closing.

AEGON provides general and administrative services for the transferred business under a related agreement with MONY. The agreement specifies prescribed rates for expenses to administer the business up to certain levels. In addition, AEGON also provides investment management services on the assets underlying the new business written by the Company while MONY continues to provide investment management services for assets supporting the remaining policy liabilities which were transferred at December 31, 1993.

5. INCOME TAXES

For federal income tax purposes, the Company joins in a consolidated income tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)

5. INCOME TAXES (CONTINUED)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains on investments for the following reasons:

                                                                 2000            1999             1998
                                                                ----------------------------------------
   Computed tax at federal statutory rate (35%)                 $29,496         $29,043          $8,033
   Tax reserve valuation                                           (189)           (794)           (758)
   Excess tax depreciation                                           25             (11)             35
   Deferred acquisition costs - tax basis                           554             864             355
   Prior year under (over) accrual                               (1,707)           (609)            217
   Dividend received deduction                                   (3,294)         (3,152)         (2,313)
   Bond discount amortization                                    (2,688)         (2,110)           (743)
   Net operating loss carryforward                                    -         (11,389)              -
   Other, net                                                    (1,484)         (3,866)           (805)
                                                                ----------------------------------------
   Federal income tax expense                                   $20,713         $ 7,976          $4,021
                                                                ========================================

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to net realized capital gains (losses) on investments due to the agreement between MONY and the Company, as discussed in
Note 4 to the financial statements. In accordance with this agreement, these gains and losses are included in the net payments MONY will receive relating to the performance of the assets that existed at the date of closing. Accordingly, income taxes relating to gains and losses on such assets are not provided for on the income tax return filed by the Company.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($2,427 at December 31, 2000). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $849.

The Company utilized a net operating loss carryforward of $32,539 in the 1999 consolidated tax return.

In 1998, the Company reached a final settlement with the Internal Revenue Service for years 1993 through 1995 resulting in no tax due or refunded. An examination of 1996 and 1997 is currently in process.

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)

6. POLICY AND CONTRACT ATTRIBUTES

A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                                           DECEMBER 31

                                                               2000                            1999
                                                    --------------------------       -----------------------
                                                                    PERCENT OF                      PERCENT
                                                       AMOUNT          TOTAL            AMOUNT      OF TOTAL
                                                    --------------------------       -----------------------
   Subject to discretionary withdrawal with
     market value adjustment                        $  1,001,674         9%          $     924,075        8%
   Subject to discretionary withdrawal at book
     value less surrender charge                       1,021,799        10                 998,443        9
   Subject to discretionary withdrawal at market
     value                                             4,248,191        39               4,418,345       41
   Subject to discretionary withdrawal at book
     value (minimal or no charges or adjustments)      2,166,625        20               2,395,732       22
   Not subject to discretionary withdrawal             2,427,496        22               2,121,526       20
                                                    --------------------------       -----------------------
                                                      10,865,785       100%             10,858,121      100%
   Less reinsurance ceded                                 90,006    ==========             117,178  ==========
                                                    ------------                      ------------
   Total policy reserves on annuities and
     deposit fund liabilities                        $10,775,779                       $10,740,943
                                                    ============                     =============

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)

6. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2000, 1999 and 1998 is as follows:

                                                       GUARANTEED         NON-GUARANTEED
                                                    SEPARATE ACCOUNT     SEPARATE ACCOUNT             TOTAL
                                                    ---------------------------------------------------------
   Premiums, deposits and other considerations
     for the year ended December 31, 2000
                                                        $   107,736           $   946,851          $1,054,587
                                                    =========================================================
   Reserves for separate accounts with assets at:

     Fair value                                          $2,128,266            $4,123,157          $6,251,423
     Amortized cost                                         561,167                     -             561,167
                                                    ---------------------------------------------------------
   Total                                                 $2,689,433            $4,123,157          $6,812,590
                                                    =========================================================

   Premiums, deposits and other considerations
     for the year ended December 31, 1999              $   205,834            $1,002,770          $1,208,604
                                                    =========================================================

   Reserves for separate accounts with assets at:

     Fair value                                          $1,925,973            $4,310,332          $6,236,305
     Amortized cost                                         562,682                     -             562,682
                                                    ---------------------------------------------------------
   Total                                                 $2,488,655            $4,310,332          $6,798,987
                                                    =========================================================

   Premiums, deposits and other considerations
     for the year ended December 31, 1998              $     84,150           $   767,676         $   851,826
                                                    =========================================================

   Reserves for separate accounts with assets at:

     Fair value                                          $2,350,983            $3,461,715          $5,812,698
     Amortized cost                                         595,738                     -             595,738
                                                    ---------------------------------------------------------
   Total                                                 $2,946,721            $3,461,715          $6,408,436
                                                    =========================================================

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)

6. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of separate account liabilities on these products, by withdrawal characteristics, is summarized as follows:

                                                         GUARANTEED         NON-GUARANTEED
                                                      SEPARATE ACCOUNT     SEPARATE ACCOUNT              TOTAL
                                                      --------------------------------------------------------
   DECEMBER 31, 2000

   Subject to discretionary withdrawal with market
     value adjustment                                     $   351,352        $           -           $ 351,352
   Subject to discretionary withdrawal at book
     value less surrender charge                              209,815                    -             209,815
   Subject to discretionary withdrawal at market
     value                                                    128,454            4,123,157           4,251,611
   Not subject to discretionary withdrawal                  1,999,812                    -           1,999,812
                                                      --------------------------------------------------------
                                                           $2,689,433           $4,123,157          $6,812,590
                                                      ========================================================
   DECEMBER 31, 1999

   Subject to discretionary withdrawal with market
     value adjustment                                     $   335,351        $           -         $   335,351
   Subject to discretionary withdrawal at book
     value less surrender charge                              227,331                    -             227,331
   Subject to discretionary withdrawal at market
     value                                                    108,013            4,310,332           4,418,345
   Not subject to discretionary withdrawal                  1,817,960                    -           1,817,960
                                                            ---------           ----------          ----------
                                                           $2,488,655           $4,310,332          $6,798,987
                                                            =========           ==========          ==========

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                                          YEAR ENDED DECEMBER 31
                                                                   2000           1999            1998
                                                                  ---------------------------------------
   Transfers as reported in the summary of operations of the
     separate accounts annual statement:

     Transfers to separate accounts                               $1,046,503     $1,207,636     $851,826
     Transfers from separate accounts                               (978,630)    (1,290,346)    (679,796)
                                                                  ---------------------------------------
   Net transfers to (from) separate accounts                          67,873        (82,710)     172,030

   Reconciling adjustments - HUB level fees not paid to AUSA
     general account                                                   1,853          3,240        1,317
     Assumption of liabilities via merger of FPLH                          -              -        1,088
                                                                  ---------------------------------------
   Net adjustments                                                     1,853          3,240        2,405
                                                                  ---------------------------------------
   Net transfers as reported in the summary of operations of
     the life, accident and health annual statement               $   69,726     $  (79,470)    $174,435
                                                                  =======================================

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)

6. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2000 and 1999, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                                      GROSS        LOADING         NET
                                                                     ------------------------------------
   DECEMBER 31, 2000
   Life and annuity:
     Ordinary direct first year business                             $   514        $   375       $   139
     Ordinary direct renewal business                                  6,266          1,037         5,229
     Group life direct business                                          891            362           529
     Credit life                                                          84              -            84
     Reinsurance ceded                                                   (15)             -           (15)
                                                                     ------------------------------------
                                                                       7,740          1,774         5,966
   Accident and health:
     Direct                                                              534              -           534
     Reinsurance ceded                                                   (61)             -           (61)
                                                                     ------------------------------------
   Total accident and health                                             473              -           473
                                                                     ------------------------------------
                                                                      $8,213         $1,774        $6,439
                                                                     ====================================
   DECEMBER 31, 1999
   Life and annuity:

     Ordinary direct first year business                             $   400        $   276       $   124
     Ordinary direct renewal business                                  6,454          1,080         5,374
     Group life direct business                                        1,030            427           603
     Credit life                                                          42              -            42
     Reinsurance ceded                                                   (15)             -           (15)
                                                                     ------------------------------------
                                                                       7,911          1,783         6,128
   Accident and health:
     Direct                                                              484              -           484
     Reinsurance ceded                                                   (40)             -           (40)
                                                                     ------------------------------------
   Total accident and health                                             444              -           444
                                                                     ------------------------------------
                                                                      $8,355         $1,783        $6,572
                                                                     ====================================

At December 31, 2000 and 1999, the Company had insurance in force aggregating $387,310 and $425,151, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $1,175 and $1,250 to cover these deficiencies at December 31, 2000 and 1999, respectively.

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)

7. DIVIDEND RESTRICTIONS

The Company is subject to certain limitations relative to statutory surplus, imposed by the State of New York, on the payment of dividends to its parent company. Subject to availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2001, without the prior approval of insurance regulatory authorities is $63,562.

The Company paid dividends to its parent of $8,000 in 1998.

8. SECURITIES LENDING

The Company may lend securities to approved brokers and other parties to earn additional income. The Company receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business and any additional required collateral is delivered to the Company on the next business day. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2000, the value of securities loaned amounted to $95,382.

9. RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the SFAS 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. The Company's allocation of pension expense for each of the years ended December 31, 2000, 1999 and 1998 was negligible. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary.

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)

9. RETIREMENT AND COMPENSATION PLANS (CONTINUED)

Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company was allocated $8, $10 and $9 of expense for the years ended December 31, 2000, 1999 and 1998, respectively.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company's allocation of postretirement expenses was negligible for each of the years ended December 31, 2000, 1999 and 1998.

10. RELATED PARTY TRANSACTIONS

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company's parent as needed.

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2000, 1999 and 1998, the Company paid $6,095, $6,940 and $5,650, respectively, for these services, which approximates their costs to the affiliates.

Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 6.4% at December 31, 2000. During 2000, 1999 and 1998, the Company paid net interest of $510, $485 and $232, respectively, to affiliates.

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




11. COMMITMENTS AND CONTINGENCIES

The Company has issued Trust (synthetic) GIC contracts to plan sponsors totaling $233,347 and $186,478 at December 31, 2000 and 1999, respectively, pursuant to terms under which the plan sponsor retains ownership of the assets related to these contracts. The Company guarantees benefit responsiveness in the event that plan benefit requests and other contractual commitments exceed plan cash flows. The plan sponsor agrees to reimburse the Company for such benefit payments with interest, either at a fixed or floating rate, from future plan and asset cash flows. In return for this guarantee, the Company receives a premium which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material effect on reported financial results. The assets relating to such contracts are not recognized in the Company's statutory-basis financial statements. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. In accordance with the purchase agreement, assessments related to periods prior to the purchase of the Company will be paid by Dreyfus and assessments attributable to business reinsured from MONY for premiums received prior to the date of the transaction will be paid by MONY (see
Note 1). The Company will be responsible for assessments, if any, attributable to premium income after the date of purchase. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The guaranty fund expense was $48, $46 and $126 for the years ended December 31, 2000, 1999 and 1998, respectively.

                        AUSA Life Insurance Company, Inc.

                       Summary of Investments - Other Than
                         Investments in Related Parties
                             (Dollars in thousands)

                                December 31, 2000



SCHEDULE I

                                                                    AMOUNT AT
                                                                   WHICH SHOWN
                                                                     IN THE
TYPE OF INVESTMENT                    COST (1)      FAIR VALUE    BALANCE SHEET
--------------------------------------------------------------------------------
FIXED MATURITIES
Bonds:
  United States Government and
    government agencies and
    authorities                      $   72,857     $   73,547     $   72,857
  States, municipalities and
    political subdivisions              426,091        434,496        426,091
  Foreign governments                    70,134         70,483         70,134
  Public utilities                      372,580        372,484        372,580
  All other corporate bonds           3,023,821      3,013,468      3,023,821
Preferred stock                           6,789          6,392          6,789
                                     ----------------------------------------
Total fixed maturities                3,972,272      3,970,870      3,972,272

EQUITY SECURITIES
Common stocks:
  Industrial, miscellaneous and
    all other                           128,329        129,090        129,090
                                     ----------------------------------------
Total equity securities                 128,329        129,090        129,090

Mortgage loans on real estate           431,456                       431,456
Policy loans                              3,205                         3,205
Other invested assets                     9,805                         9,805
Short-term notes receivable from
  affiliates                            134,200                       134,200
Cash and short-term investments          43,219                        43,219
                                     ----------                    ----------
Total investments                    $4,722,486                    $4,723,247
                                     ==========                    ==========


(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                        AUSA Life Insurance Company, Inc.

                       Supplementary Insurance Information
(DOLLARS IN THOUSANDS)



SCHEDULE III

                                 FUTURE POLICY
                                   BENEFITS       UNEARNED
                                 AND EXPENSES     PREMIUMS
                                 -------------------------
Year ended December 31, 2000
Individual life                    $157,018       $     --
Individual health                    10,295          3,540
Group life and health                 5,090            928
Annuity                             686,560             --
                                 -------------------------
                                   $858,963       $  4,468
                                 =========================

Year ended December 31, 1999
Individual life                    $134,505       $     --
Individual health                    10,504          3,245
Group life and health                 5,574            751
Annuity                             796,401             --
                                 -------------------------
                                   $946,984       $  3,996
                                 =========================

Year ended December 31, 1998
Individual life                    $105,179       $     --
Individual health                    10,548          3,221
Group life and health                 5,880            719
Annuity                             868,295             --
                                 -------------------------
                                   $989,902       $  3,940
                                 =========================


      * Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                                              BENEFITS,
                                               CLAIMS
                                               LOSSES
POLICY AND                        NET           AND           OTHER
 CONTRACT        PREMIUM      INVESTMENT     SETTLEMENT     OPERATING
LIABILITIES      REVENUE        INCOME*       EXPENSES       EXPENSES
----------------------------------------------------------------------
$    2,760     $   40,543     $   18,001     $   30,331     $    7,926
     4,179         17,032          1,378         10,534          5,268
     4,405         16,818            796         12,352          4,241
         5      1,529,200        310,543      1,679,412         91,732
----------------------------------------------------------------------
$   11,349     $1,603,593     $  330,718     $1,732,629     $  109,167
======================================================================


$    4,137     $   44,556     $   18,835     $   42,058     $    4,616
     4,721         18,313          1,178         10,135          5,444
     4,331         15,155            631         10,921          3,732
         5      1,475,991        304,405      1,764,227         96,327
----------------------------------------------------------------------
$   13,194     $1,554,015     $  325,049     $1,827,341     $  110,119
======================================================================


$    3,836     $   17,867     $    7,545     $   15,828     $    5,769
     7,402         23,051          2,050         14,223          6,399
     3,981         14,615          1,018          9,255          4,513
        10      1,132,120        335,047      1,179,941        149,069
----------------------------------------------------------------------
$   15,229     $1,187,653     $  345,660     $1,219,247     $  165,750
======================================================================

                        AUSA Life Insurance Company, Inc.

                                   Reinsurance
                             (Dollars in thousands)



SCHEDULE IV

                                                                                             PERCENTAGE
                                                                   ASSUMED                   OF AMOUNT
                                                  CEDED TO       FROM OTHER                   ASSUMED
                                GROSS AMOUNT   OTHER COMPANIES    COMPANIES     NET AMOUNT     TO NET
                                ------------   ---------------   -----------    ----------     ------

Year ended December 31, 2000
Life insurance in force          $2,445,468      $    68,370     $   314,257    $2,691,355      11.7%
                                =====================================================================
Premiums:
  Individual life                $   38,889      $       613     $     2,267    $   40,543       5.6%
  Individual health                  16,675              209             566        17,032       3.3
  Group life and health              17,827            1,039              30        16,818       0.2
  Annuity                         1,528,086              527           1,641     1,529,200       0.1
                                ---------------------------------------------------------------------
                                 $1,601,477      $     2,388     $     4,504    $1,603,593       0.3%
                                =====================================================================

Year ended December 31, 1999
Life insurance in force          $1,961,414      $    46,900     $   356,083    $2,270,597      15.7%
                                =====================================================================

Premiums:
  Individual life                $   42,163      $       565     $     2,958    $   44,556       6.6%
  Individual health                  17,912              182             583        18,313       3.2
  Group life and health              16,176              882            (139)       15,155      (0.9)
  Annuity                         1,472,141            1,049           4,899     1,475,991       0.3
                                ---------------------------------------------------------------------
                                 $1,548,392      $     2,678     $     8,301    $1,554,015       0.5%
                                =====================================================================

Year ended December 31, 1998
Life insurance in force          $1,960,980      $    23,815     $   405,666    $2,342,831      17.3%
                                =====================================================================

Premiums:
  Individual life                $   16,689      $       350     $     1,528    $   17,867       8.6%
  Individual health                  22,387               --             664        23,051       2.9
  Group life and health              15,247              796             164        14,615       1.1
  Annuity                         1,129,454            1,393           4,059     1,132,120       0.4
                                ---------------------------------------------------------------------
                                 $1,183,777      $     2,539     $     6,415    $1,187,653       0.5%
                                =====================================================================

                        AUSA LIFE INSURANCE COMPANY, INC.
                         Balance Sheet - Statutory Basis
           (Dollars in thousands, except per share amounts)(Unaudited)
                            As of September 30, 2001


ADMITTED ASSETS
Cash and invested assets:
  Cash and short-term investments                                  $    111,011
  Bonds                                                               4,457,871
  Preferred stock                                                         4,206
  Common stock, at market                                               165,905
  Mortgage loans on real estate                                         402,969
  Properties acquired in satisfaction of debt                             1,033
  Short-term intercompany notes receivable                              127,700
  Policy loans                                                           13,158
  Other invested assets                                                  17,828
                                                                   ------------
Total cash and invested assets                                        5,301,681

Income tax recoverable                                                    7,044
Premiums deferred and uncollected                                        51,529
Accrued investment income                                                67,728
Transfers from separate accounts due or accrued                          11,806
Receivable from parent, subsidiaries and affiliates                       1,234
Other assets                                                             49,094
Separate account assets                                               6,351,487

                                                                   ------------
Total admitted assets                                              $ 11,841,603
                                                                   ============

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves for policies and contracts:
    Life                                                                495,575
    Annuity                                                           4,004,166
    Accident and Health                                                  17,115
  Policy and contract claim reserves
    Life                                                                 25,464
    Accident and Health                                                  14,858
  Liability for deposit-type contracts                                  124,921
  Other policyholders' funds                                                644
  Remittances and items not allocated                                   140,783
  Asset valuation reserve                                                69,811
  Interest maintenance reserve                                           19,440
  Deferred interest on assets purchased                                    (792)
  Payables under assumption reinsurance agreement                        22,543
  Other liabilities                                                      53,039
  Provision for reinsurance in unauthorized companies                       124
  Payable for securities                                                 68,854
  Separate account liabilities                                        6,338,596
                                                                   ------------
Total liabilities                                                    11,395,141


Capital and surplus:
  Common stock, $125 par value, 20,000 shares
   authorized, issued and outstanding                                     2,500
  Paid-in surplus                                                       319,180
  Special surplus funds                                                   2,171
  Unassigned surplus                                                    122,611
                                                                   ------------
Total capital and surplus                                               446,462
                                                                   ------------
Total liabilities and capital and surplus                          $ 11,841,603
                                                                   ============

                        AUSA LIFE INSURANCE COMPANY, INC.
                    Statement of Operations - Statutory Basis
                        (Dollars in thousands)(Unaudited)
                  For the Nine Months Ended September 30, 2001


Revenues:
Premiums and other considerations, net of reinsurance
   Life                                                             $   222,238
   Annuity                                                            1,221,672
   Accident and Health                                                   31,086
Net investment income                                                   266,554
Amortization of interest maintenance reserve                                614
Commissions and expense allowances on
  reinsurance ceded                                                      24,822
Income from fees associated with investment management,
  administration and contract guarantees for separate accounts           39,949
Other income                                                              2,985
                                                                    -----------
                                                                      1,809,920

Benefits and expenses:
  Benefits paid or provided for:
    Life and accident and health benefits                               163,144
    Surrender benefits                                                1,127,477
    Other benefits                                                       28,299
    Change in aggregate reserves for
      policies and contracts:
      Life                                                              201,152
      Annuity                                                              (925)
      Accident and Health                                                   547
                                                                    -----------
                                                                      1,519,694

Insurance expenses:
  Commissions                                                            80,751
  General insurance expenses                                             60,760
  Taxes, licenses and fees                                                2,354
  Transfer to separate accounts                                          72,777
  Other                                                                  20,675
                                                                    -----------
                                                                        237,317
                                                                    -----------
                                                                      1,757,011
                                                                    -----------

Gain from operations before federal and foreign income
  tax expense and net realized capital losses on
  investments                                                            52,909

Federal and foreign income tax expense                                   19,664
                                                                    -----------
Gain from operations before net realized
  capital losses on investments                                          33,245

Net realized capital losses on investments
  (net of related federal income taxes and
  amounts transferred to interest maintenance
  reserve)                                                              (25,219)
                                                                    -----------
Net Income                                                          $     8,026
                                                                    ===========

                        AUSA LIFE INSURANCE COMPANY, INC.
          Statement of Changes in Capital and Surplus - Statutory Basis
                        (Dollars in thousands)(Unaudited)


                                                                                                                   TOTAL
                                                                                         SPECIAL                  CAPITAL
                                                                 COMMON      PAID-IN     SURPLUS    UNASSIGNED      AND
                                                                  STOCK      SURPLUS      FUNDS      SURPLUS      SURPLUS
                                                                ----------------------------------------------------------
Balance at January 1, 2001                                      $   2,500   $ 319,180   $   2,169   $ 126,657    $ 450,506
Net Income                                                              0           0           2       8,024        8,026
Change in net unrealized capital losses                                 0           0           0     (33,089)     (33,089)
Change in non-admitted assets                                           0           0           0          30           30
Change in liability for reinsurance in unauthorized companies           0           0           0          37           37
Change in asset valuation reserve                                       0           0           0      20,778       20,778
Change in surplus in separate accounts                                  0           0           0       1,000        1,000
Change in accounting principles                                         0           0           0      (1,365)      (1,365)
Tax benefits on stock options exercised                                 0           0           0         539          539
                                                                ----------------------------------------------------------
Balance at September 30, 2001                                   $   2,500   $ 319,180   $   2,171   $ 122,611    $ 446,462
                                                                ==========================================================

                        AUSA LIFE INSURANCE COMPANY, INC.
                    Statement of Cash Flow - Statutory Basis
                        (Dollars in thousands)(Unaudited)
                  For the Nine Months Ended September 30, 2001


OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance               $ 1,722,396
Net investment income                                                   259,689
Life and accident and health claims                                    (134,169)
Surrender benefits and withdrawals for life contracts                (1,126,285)
Other benefits to policyholders                                         (17,058)
Commissions, other expenses and other taxes                            (104,042)
Net transfers to separate accounts                                      (61,814)
Federal income taxes                                                    (16,876)
Other, net                                                              118,359
                                                                    -----------
   Net cash provided by operating activities                            640,200


INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
   Bonds                                                              2,142,168
   Stocks                                                               163,149
   Mortgage loans on real estate                                         46,175
   Other                                                                  1,494
                                                                    -----------
                                                                      2,352,986

Cost of investments acquired:
   Bonds                                                             (2,637,918)
   Stocks                                                              (248,231)
   Mortgage loans on real estate                                        (19,762)
   Real estate                                                           (1,033)
   Policy loans                                                          (9,953)
   Other                                                                 (8,024)
                                                                    -----------
                                                                     (2,924,921)
                                                                    -----------
   Net cash used in investing activities                               (571,935)


FINANCING ACTIVITIES
Deposits on deposit-type contracts and other liabilities
   without life or disability contingencies                               1,870
Withdrawals on deposit-type contracts and other liabilities
   without life or disability contingencies                              (2,343)
                                                                    -----------
Net cash used in financing activities                                      (473)
                                                                    -----------

Increase in cash and short-term investments                              67,792

Cash and short-term investments at beginning of year                     43,219
                                                                    -----------
Cash and short-term investments at end of period                    $   111,011
                                                                    ===========

                        AUSA LIFE INSURANCE COMPANY, INC.
                 NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
                        (DOLLARS IN THOUSANDS)(UNAUDITED)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001


1. BASIS OF PRESENTATION

The accompanying unaudited statutory basis financial statements have been prepared in accordance with statutory accounting principles for interim financial information and the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all the information and notes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine month period ended September 30, 2001 are not necessarily indicative of the results that may be expected for the year ended December 31, 2001. For further information, refer to the accompanying statutory basis financial statements and notes thereto for the year ended December 31, 2000.

2. ACCOUNTING CHANGES

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of New York. Effective January 1, 2001, the State of New York required that insurance companies domiciled in the State of New York prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures manual - Version effective January 1, 2001, subject to any deviations prescribed or permitted by the State of New York Commissioner of Insurance.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures manual - Version effective January 1, 2001 are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus that would have been reported at the date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that decreased unassigned funds (surplus), by $1,365 as of January 1, 2001. This amount is made up by the release of mortgage loan prepayment fees from the IMR that increased surplus by $1,069, the elimination of the cost of collection liability that increased surplus by $96 offset by the elimination of mortgage loan origination fees that decreased surplus by $772 and a bond write down of $1,758.